[GRAPHIC OMITTED]


                                  THE HARTFORD

                         INVESTOR FINANCIAL SUPPLEMENT

                                 JUNE 30, 2003

                                    - OFC -

             THE HARTFORD FINANCIAL SERVICES GROUP, INC.



Address:
690 Asylum Avenue
Hartford, CT  06115

Internet address:  http://www.thehartford.com

Contacts:
Hans Miller
Senior Vice President
Planning, Development and Investor Relations
Phone (860) 547-2751

Mike Lesperance
Assistant Vice President
Investor Relations
Phone (860) 547-6781

Marcia Dietrich
Executive Assistant
Investor Relations
Phone (860) 547-2537



-------------------------------------------------------------------------------------------------------------
As of August 4, 2003
                                                  A.M. BEST      FITCH       STANDARD & POOR'S     MOODY'S
INSURANCE FINANCIAL STRENGTH RATINGS:
Hartford Fire                                         A+          AA                AA-              Aa3
Hartford Life Insurance Company                       A+          AA                AA-              Aa3
Hartford Life & Accident                              A+          AA                AA-              Aa3
Hartford Life & Annuity                               A+          AA                AA-              Aa3
OTHER RATINGS:
The Hartford Financial Services Group, Inc.:
   Senior debt                                        a-           A                A-               A3
   Commercial paper                                 AMB-2         F1                A-2              P-2
Hartford Life, Inc.:
   Senior debt                                        a-           A                A-               A3
   Commercial paper                                  --           F1                A-2              P-2
-------------------------------------------------------------------------------------------------------------

TRANSFER AGENT
The Bank of New York
Shareholder Relations Department - 12W
P.O. Box 11258
Church Street Station
New York, NY  10286
1 (800)-524-4458



COMMON STOCK
Common stock of The Hartford Financial Services, Inc. is traded on the New York Stock Exchange under the symbol "HIG".

This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

                                    - IFC -

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                          INVESTOR FINANCIAL SUPPLEMENT
                                    CONTENTS




                Basis of Presentation ..................................................   i


CONSOLIDATED    Consolidated Financial Results .........................................  C-1
                Operating Results by Segment ...........................................  C-2
                Consolidating Statements of Operations
                  Second Quarter Ended June 30, 2003 and 2002 ..........................  C-3
                  Six Months Ended June 30, 2003 and 2002 ..............................  C-4
                Consolidating Balance Sheets
                  As of June 30, 2003 and December 31, 2002 ............................  C-5
                Capital Structure ......................................................  C-6
                Accumulated Other Comprehensive Income .................................  C-7
                Computation of Basic and Diluted Earnings (Loss) Per Share .............  C-8

LIFE            Financial Highlights ...................................................  L-1
                Operating Results ......................................................  L-2
                Total Assets Under Management/Japan Data ...............................  L-3
                Consolidated Balance Sheets ............................................  L-4
                Deferred Policy Acquisition Costs and Present Value of Future Profits ..  L-5
                Reinsurance Recoverable Analysis .......................................  L-6
                Statutory Surplus to GAAP Stockholders' Equity Reconciliation ..........  L-7
                Investment Products
                  Income Statements
                    Individual Annuity .................................................  L-8
                    Other ..............................................................  L-9
                  Supplemental Data
                    Sales/Other Deposits ...............................................  L-10
                    Assets Under Management ............................................  L-11
                    Individual Annuity - Account Value Rollforward .....................  L-12
                    Other - Account Value and Asset Rollforward ........................  L-13
                    Guaranteed Minimum Death Benefits ..................................  L-14
                Individual Life
                  Income Statements ....................................................  L-15
                  Supplemental Data ....................................................  L-16
                  Account Value Rollforward ............................................  L-17
                Group Benefits
                  Income Statements ....................................................  L-18
                  Supplemental Data ....................................................  L-19



PROPERTY &   Financial Highlights ......................................................  PC-1
CASUALTY     Operating Results .........................................................  PC-2
             North American Consolidating Underwriting Results
               Second Quarter Ended June 30, 2003 and 2002 .............................  PC-3
               Six Months Ended June 30, 2003 and 2002 .................................  PC-4
             Business Insurance  Underwriting  Results .................................  PC-5
             Business Insurance Written  and  Earned  Premiums .........................  PC-6
             Personal Lines Underwriting Results .......................................  PC-7
             Personal Lines Written and Earned Premiums ................................  PC-8
             Specialty Commercial Underwriting Results .................................  PC-9
             Specialty Commercial Written and Earned Premiums ..........................  PC-10
             Reinsurance Underwriting Results ..........................................  PC-11
             Reinsurance Written and Earned Premiums ...................................  PC-12
             Statistical Premium Information (Year over Year) ..........................  PC-13
             Statutory Surplus to GAAP Stockholders' Equity Reconciliation .............  PC-14
             Other Operations ..........................................................  PC-15
             Other Operations Claims and Claim Adjustment Expenses .....................  PC-16
             Summary of Gross Asbestos Reserves ........................................  PC-17
             Paid and Incurred Loss and Loss Adjustment Expense ("LAE") Development - A&E PC-18
             Unpaid Claims and Claim Adjustment Expense Reserve Rollforward
               Second Quarter Ended June 30, 2003 and 2002 .............................  PC-19
               Six Months Ended June 30, 2003 and 2002 .................................  PC-20
             Reinsurance Recoverable Analysis ..........................................  PC-21
             Consolidated Income Statements ............................................  PC-22
             Consolidated Balance Sheets ...............................................  PC-23

INVESTMENTS  General Account - Investment Earnings Before-tax
               Consolidated ............................................................  I-1
               Life ....................................................................  I-2
               Property & Casualty .....................................................  I-3
               Corporate ...............................................................  I-4
             Composition of Invested Assets
               Consolidated - General and Guaranteed Separate Account ..................  I-5
               Life - General and Guaranteed Separate Account ..........................  I-6
               Property & Casualty - General Account ...................................  I-7
             Unrealized Loss Aging
               Consolidated - General and Guaranteed Separate Account ..................  I-8
               Life - General and Guaranteed Separate Account ..........................  I-9
               Property & Casualty - General Account ...................................  I-10
             General and Guaranteed Separate Account - Invested Asset Exposures ........  I-11
             Index of Selected Items ...................................................  ii

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION
----------------------------

o    All amounts are in millions, except for per share and ratio information.

o Operating income is a non-GAAP measure representing net income, before the after-tax effect of net realized capital gains and losses. The Company believes that operating income provides investors with a valuable measure of the performance of the Company's ongoing businesses because it excludes the effect of realized capital gains and losses, which tend to be highly variable. Net income is the most directly comparable GAAP measure.

o The Company has included the non-GAAP measure operating income, before the impact of the 2003 asbestos reserve addition, in these materials. The Company has provided these measures to enhance investor understanding of the financial performance of the Company's operating businesses by eliminating the effect of the 2003 asbestos reserve addition. Net income is the most directly comparable GAAP measure.

o Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate trends in The Hartford's current business. These measures include sales, account value rollforward, insurance in-force and written premiums. Written premiums is a non-GAAP measure and represents the amount of premiums charged for policies issued in a fiscal period. Management believes that this forward-looking performance measure is useful to investors as it provides a better understanding of the underlying trends in the Company's current business. Earned premiums is the most directly comparable GAAP measure.

o The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims expense (exclusive of claim adjustment expenses) to earned premiums. The loss adjustment expense ratio represents the ratio of claim adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses, excluding bad debts expense) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss ratio, the loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting loss. The "catastrophe ratio" (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

o Premium renewal retention is defined as renewal premium written in the current period divided by new and renewal premium written in the prior period.

o    Trust  preferred   securities   represent  company  obligated   mandatorily
     redeemable preferred securities of subsidiary trusts holding solely junior subordinated debentures.

o    Accumulated other comprehensive income ("AOCI") represents  unrealized gain
     (loss) on securities, net of tax; net gain (loss) on cash-flow hedging instruments, net of tax; foreign currency translation adjustments, net of tax; and minimum pension liability adjustment, net of tax.

o Assets under management is an internal performance measure used by the Company because a significant portion of the Company's revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

o Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses)) by average invested assets at cost (fixed maturities at amortized cost).

o Book value (including AOCI) is calculated by dividing equity including AOCI, net of tax, by common shares outstanding. Book value (excluding AOCI) is calculated by dividing equity excluding AOCI, net of tax, by common shares outstanding.

o Property & Casualty includes North American and Other Operations. North American includes the combined underwriting results of the Business Insurance, Personal Lines, Specialty Commercial and Reinsurance underwriting segments along with income and expense items not directly allocated to these segments, such as net investment income, net realized capital gains and losses, other expenses (including interest) and income taxes. Other Operations includes certain property and casualty insurance operations which have discontinued writing new business and claims related to asbestos and environmental exposures.

o Life is organized into four reportable operating segments: Investment Products, Individual Life, Group Benefits and Corporate Owned Life
     Insurance ("COLI"). Life also includes in an Other category its international operations, which are located primarily in Japan and Brazil; realized capital gains and losses; corporate items not directly allocated to any of its reportable operating segments, principally interest expense; and intersegment eliminations.

o Corporate includes the capital raising and purchase accounting adjustment activities related to the June 27, 2000 acquisition of all of the outstanding shares of Hartford Life, Inc. ("HLI") that the Company did not already own, as well as capital that has not been allocated to the Company's insurance subsidiaries.

o Net realized capital gains and losses are not allocated to the segment level within Life and North American.

o Certain reclassifications have been made to the prior periods to conform to the June 30, 2003 presentation.

o NM - Not meaningful, increases or decreases greater than 200%, or changes from a net gain to a net loss position, or visa versa.

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                   CONSOLIDATED FINANCIAL RESULTS


                                                                                2Q        3Q        4Q        1Q        2Q
HIGHLIGHTS                                                                     2002      2002      2002      2003      2003
                                                                             ---------  --------  --------  --------  --------

   Net income (loss) [1]                                                     $    185   $   265   $   258   $ (1,395) $   507
   Operating income (loss) [1]                                               $    291   $   365   $   301   $ (1,361) $   340
   Impact of 2003 asbestos reserve addition                                  $      -   $     -   $     -   $ (1,701) $     -
   Operating income before impact of 2003 asbestos reserve addition          $    291   $   365   $   301   $   340   $   340
   Total revenues                                                            $  3,992   $ 4,085   $ 4,280   $ 4,331   $ 4,682
   Total assets                                                              $179,937   $175,824  $181,975  $188,657  $207,801
   Total assets under management [2]                                         $197,084   $191,055  $198,608  $205,223  $227,437

------------------------------------------------------------------------------------------------------------------------------

PER SHARE AND SHARES DATA
   Basic earnings (loss) per share [1]
     Net income (loss)                                                       $   0.75   $  1.06   $  1.01   $ (5.46)  $  1.89
     Operating income (loss)                                                 $   1.18   $  1.47   $  1.18   $ (5.33)  $  1.26
     Operating income before impact of 2003 asbestos reserve addition        $   1.18   $  1.47   $  1.18   $  1.33   $  1.26
   Diluted earnings (loss) per share [1] [3]
     Net income (loss)                                                       $   0.74   $  1.06   $  1.01   $ (5.46)  $  1.88
     Operating income (loss)                                                 $   1.16   $  1.46   $  1.17   $ (5.33)  $  1.26
     Operating income before impact of 2003 asbestos reserve addition [4]    $   1.16   $  1.46   $  1.17   $  1.33   $  1.26
   Weighted average common shares outstanding (basic)                           247.4     248.9     255.2     255.4     268.8
   Weighted average common shares outstanding
        and dilutive potential common shares (diluted) [3]                      250.7     250.5     256.3     255.4     270.2
   Common shares outstanding                                                    247.6     255.0     255.2     255.4     282.2
   Book value (including AOCI)                                               $  39.00   $ 42.91   $ 42.06   $ 36.97   $ 40.75
   Book value (excluding AOCI)                                               $  36.06   $ 36.99   $ 37.77   $ 32.05   $ 34.34

------------------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS
   ROE (net income (loss) last 12 months to equity including AOCI) [5]          10.6%      9.0%     10.1%     (7.4%)    (3.5%)
   ROE (operating income (loss) last 12 months to equity excluding AOCI) [5]    14.5%     13.9%     13.8%     (4.8%)    (3.8%)
   ROE before impact of 2003 asbestos reserve addition (operating income before impact of 2003 asbestos reserve addition last 12
     months to equity excluding AOCI) [5] [6]                                   14.5%     13.9%     13.8%     13.9%     14.5%
   Debt (incl. Trust Preferred Securities) to capitalization incl. AOCI         29.3%     29.9%     29.0%     31.7%     30.9%
   Investment yield, after-tax                                                   4.4%      4.1%      4.3%      4.2%      4.0%
   North American Property & Casualty GAAP combined ratio                       100.5      98.7     100.0      97.7      99.7

------------------------------------------------------------------------------------------------------------------------------

                                                                            YEAR OVER                        SIX MONTHS ENDED
                                                                               YEAR    SEQUENTIAL                JUNE 30,
                                                                             QUARTER    QUARTER        ---------------------------
HIGHLIGHTS                                                                    CHANGE     CHANGE          2002     2003     CHANGE
                                                                            ---------  ---------       --------- --------  -------

   Net income (loss) [1]                                                        174%        NM          $   477  $   (888)    NM
   Operating income (loss) [1]                                                   17%        NM          $   584  $ (1,021)    NM
   Impact of 2003 asbestos reserve addition                                       -        100%         $     -  $ (1,701)     -
   Operating income before impact of 2003 asbestos reserve addition              17%         -          $   584  $    680     16%
   Total revenues                                                                17%         8%         $ 8,052  $  9,013     12%
   Total assets                                                                  15%        10%
   Total assets under management [2]                                             15%        11%

----------------------------------------------------------------------------------------------------------------------------------

PER SHARE AND SHARES DATA
   Basic earnings (loss) per share [1]
     Net income (loss)                                                          152%        NM          $  1.93  $  (3.39)    NM
     Operating income (loss)                                                      7%        NM          $  2.37  $  (3.90)    NM
     Operating income before impact of 2003 asbestos reserve addition             7%       (5%)         $  2.37  $   2.59      9%
   Diluted earnings (loss) per share [1] [3]
     Net income (loss)                                                          154%        NM          $  1.91  $  (3.39)    NM
     Operating income (loss)                                                      9%        NM          $  2.33  $  (3.90)    NM
     Operating income before impact of 2003 asbestos reserve addition [4]         9%       (5%)         $  2.33  $   2.58     11%
   Weighted average common shares outstanding (basic)                           21.4  sh  13.4  sh        246.7     262.1   15.4  sh
   Weighted average common shares outstanding
        and dilutive potential common shares (diluted) [3]                      19.5  sh  14.8  sh        250.2     262.1   11.9  sh
   Common shares outstanding                                                    34.6  sh  26.8  sh        247.6     282.2   34.6  sh
   Book value (including AOCI)                                                    4%       10%
   Book value (excluding AOCI)                                                   (5%)       7%

----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS
   ROE (net income (loss) last 12 months to equity including AOCI) [5]         (14.1)      3.9
   ROE (operating income (loss) last 12 months to equity excluding AOCI) [5]   (18.3)      1.0
   ROE before impact of 2003 asbestos reserve addition (operating income before impact of 2003 asbestos reserve addition last 12
     months to equity excluding AOCI) [5] [6]                                      -       0.6
   Debt (incl. Trust Preferred Securities) to capitalization incl. AOCI          1.6      (0.8)
   Investment yield, after-tax                                                  (0.4)     (0.2)            4.3%      4.1%   (0.2)
   North American Property & Casualty GAAP combined ratio                        0.8      (2.0)           100.4      98.7    1.7

----------------------------------------------------------------------------------------------------------------------------------

[1] The quarters ended September 30, 2002 and June 30, 2003 include $76 and $30, respectively, of tax benefit in Life primarily related to the favorable treatment of certain tax items arising during the 1996-2002 tax years. The quarter ended June 30, 2003 includes $27, after-tax, of severance charges in Property & Casualty. The six months ended June 30, 2002 includes the earnings impacts of the $11 after-tax expense in Life related to Bancorp Services, LLC litigation and the $8 after-tax benefit in Life's September 11 Terrorist Attack exposure.
[2] Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).
[3] As a result of the antidilutive impact from the net loss in the quarter ended March 31, 2003 and the six months ended June 30, 2003, The Hartford is required by generally accepted accounting principles to use basic weighted average shares in the calculation of the quarter ended March 31, 2003 and the six months ended June 30, 2003 diluted earnings per share. In the absence of the net loss, 256.1 and 263.1 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation for the quarter ended March 31, 2003 and the six months ended June 30, 2003, respectively.
[4] Calculated using weighted average common shares outstanding and dilutive potential common shares of 256.1 and 263.1 for the quarter ended March 31, 2003 and the six months ended June 30, 2003, respectively.
[5] The quarter ended June 30, 2002 excludes the $440 loss related to September 11, 2001.
[6] The quarter ended June 30, 2003 excludes the earnings impact of the 2003 asbestos reserve addition. The quarter ended March 31, 2003 excludes the earnings and equity impacts of the 2003 asbestos reserve addition.

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                    OPERATING RESULTS BY SEGMENT



                                                                     2Q       3Q       4Q       1Q        2Q
                                                                    2002     2002     2002     2003      2003
                                                                  --------  -------  -------- --------  -------
LIFE
    Individual Annuity                                               $ 89     $ 76      $ 78     $ 71     $ 91
    Other Investment Products                                          29       24        19       27       29
    -----------------------------------------------------------------------------------------------------------
    Total Investment Products                                         118      100        97       98      120
    Individual Life                                                    35       33        34       32       34
    Group Benefits                                                     30       34        36       34       35
    Corporate Owned Life Insurance                                     10       10        12       10        9
    Other                                                             (16)     (21)      (12)     (17)     (17)
    -----------------------------------------------------------------------------------------------------------
      Life, before tax related items                                  177      156       167      157      181
      Tax related items                                                 -       76         -        -       30
    -----------------------------------------------------------------------------------------------------------
     TOTAL LIFE                                                       177      232       167      157      211
    ===========================================================================================================

PROPERTY & CASUALTY
    North American Underwriting Results
    Business Insurance                                                 (8)      21        27      (12)      42
    Personal Lines                                                    (24)     (13)        2       52        3
    Specialty Commercial                                                8        3       (24)       -       (4)
    Reinsurance                                                        (9)      (4)      (42)     (19)     (76)
    -----------------------------------------------------------------------------------------------------------
    Underwriting results                                              (33)       7       (37)      21      (35)
Net investment income                                                 234      225       252      243      257
Net servicing and other income                                          1        4         8        3        3
Other expenses                                                        (58)     (75)      (59)     (45)     (37)
Income tax expense                                                    (25)     (23)      (24)     (45)     (32)
---------------------------------------------------------------------------------------------------------------
    North American, before severance charges                          119      138       140      177      156
      Severance charges                                                 -        -         -        -      (27)
    -----------------------------------------------------------------------------------------------------------
    Total North American                                              119      138       140      177      129
Other Operations, before 2003 asbestos reserve addition                 1        1         2       14       13
---------------------------------------------------------------------------------------------------------------

Property & Casualty, before 2003 asbestos reserve addition            120      139       142      191      142
    2003 asbestos reserve addition                                      -        -         -   (1,701)       -
---------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & CASUALTY                                             120      139       142   (1,510)     142
CORPORATE                                                              (6)      (6)       (8)      (8)     (13)
---------------------------------------------------------------------------------------------------------------

Operating income, before 2003 asbestos reserve addition,
    tax related items and severance charges                           291      289       301      340      337
2003 asbestos reserve addition                                          -        -         -   (1,701)       -
Tax related items                                                       -       76         -        -       30
Severance charges                                                       -        -         -        -      (27)
---------------------------------------------------------------------------------------------------------------

Operating income (loss)                                               291      365       301   (1,361)     340

    Net realized capital gains (losses), after-tax                   (106)    (100)      (43)     (34)     167

---------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                   $ 185    $ 265     $ 258  $(1,395)   $ 507
===============================================================================================================

                                                               YEAR OVER                   SIX MONTHS ENDED
                                                                 YEAR  SEQUENTIAL              JUNE 30,
                                                               QUARTER   QUARTER      --------------------------
                                                               CHANGE    CHANGE        2002     2003    CHANGE
                                                              --------- ---------    --------  -------  -------
LIFE
    Individual Annuity                                              2%      28%       $ 179    $ 162      (9%)
    Other Investment Products                                          -     7%          56       56        -
    -----------------------------------------------------------------------------------------------------------
    Total Investment Products                                       2%      22%         235      218      (7%)
    Individual Life                                                (3%)      6%          66       66        -
    Group Benefits                                                 17%       3%          58       69       19%
    Corporate Owned Life Insurance                                (10%)    (10%)         10       19       90%
    Other                                                          (6%)      -          (15)     (34)    (127%)
    -----------------------------------------------------------------------------------------------------------
      Life, before tax related items                                2%      15%         354      338       (5%)
      Tax related items                                             -        -            -       30        -
    -----------------------------------------------------------------------------------------------------------
     TOTAL LIFE                                                    19%      34%         354      368        4%
    ===========================================================================================================

PROPERTY & CASUALTY
    North American Underwriting Results
    Business Insurance                                              NM       NM          (4)      30        NM
    Personal Lines                                                  NM     (94%)        (35)      55        NM
    Specialty Commercial                                            NM       -           (2)      (4)   (100%)
    Reinsurance                                                     NM       NM         (13)     (95)       NM
    -----------------------------------------------------------------------------------------------------------
    Underwriting results                                           (6%)      NM         (54)     (14)      74%
Net investment income                                              10%       6%         451      500       11%
Net servicing and other income                                      NM       -            3        6      100%
Other expenses                                                     36%      18%        (109)     (82)      25%
Income tax expense                                                (28%)     29%         (50)     (77)    (54%)
---------------------------------------------------------------------------------------------------------------
    North American, before severance charges                       31%     (12%)        241      333       38%
      Severance charges                                             -        -            -      (27)       -
    -----------------------------------------------------------------------------------------------------------
    Total North American                                            8%     (27%)        241      306       27%
Other Operations, before 2003 asbestos reserve addition             NM      (7%)          1       27        NM
---------------------------------------------------------------------------------------------------------------

Property & Casualty, before 2003 asbestos reserve addition         18%     (26%)        242      333       38%
    2003 asbestos reserve addition                                  -      100%           -   (1,701)       -
---------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & CASUALTY                                          18%       NM         242   (1,368)       NM
CORPORATE                                                        (117%)   (63%)         (12)     (21)    (75%)
---------------------------------------------------------------------------------------------------------------

Operating income, before 2003 asbestos reserve addition,
    tax related items and severance charges                        16%     (1%)         584      677       16%
2003 asbestos reserve addition                                      -      100%           -   (1,701)       -
Tax related items                                                   -        -            -       30        -
Severance charges                                                   -        -            -      (27)       -
---------------------------------------------------------------------------------------------------------------

Operating income (loss)                                            17%       NM         584   (1,021)       NM

    Net realized capital gains (losses), after-tax                  NM       NM        (107)     133        NM

---------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                 174%       NM       $ 477   $ (888)       NM
===============================================================================================================


                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                              CONSOLIDATING STATEMENTS OF OPERATIONS
                                            SECOND QUARTER ENDED JUNE 30, 2003 AND 2002

                                                                            LIFE                      PROPERTY & CASUALTY
                                                                  --------------------------       ---------------------------
                                                                      2003     2002   CHANGE           2003      2002   CHANGE
                                                                      ----     ----   ------           ----      ----   ------

Earned premiums                                                      $ 706    $ 664      6%         $ 2,106   $ 1,976        7%
Fee income                                                             656      672     (2%)              -         -        -
Net investment income                                                  513      450     14%             291       271        7%
Other revenues                                                          37       32     16%             113        88       28%
Net realized capital gains (losses)                                     50     (120)     NM             207       (46)       NM
--------------------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                                   1,962    1,698     16%           2,717     2,289       19%

Benefits, claims and claim adjustment expenses [1]                   1,086    1,028      6%           1,541     1,452        6%
Amortization of deferred policy acquisition costs and
     present value of future profits                                   175      171      2%             382       402       (5%)
Insurance operating costs and expenses                                 395      358     10%             230       202       14%
Other expenses [2]                                                      32       32      -              189       134       41%
--------------------------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                                      1,688    1,589      6%           2,342     2,190        7%

    INCOME (LOSS) BEFORE INCOME TAXES                                  274      109    151%             375        99        NM

Income tax expense (benefit)                                            31        8      NM              98         9        NM
--------------------------------------------------------------------------------------------------------------------------------

    NET INCOME (LOSS) [3]                                              243      101    141%             277        90        NM

Net realized capital gains (losses), after-tax                          32      (76)     NM             135       (30)       NM
--------------------------------------------------------------------------------------------------------------------------------

    OPERATING INCOME (LOSS) [3]                                      $ 211    $ 177     19%           $ 142     $ 120       18%
--------------------------------------------------------------------------------------------------------------------------------


                                                                            CORPORATE                      CONSOLIDATED
                                                                     -------------------------       --------------------------
                                                                      2003     2002   CHANGE           2003     2002   CHANGE
                                                                      ----     ----   ------           ----     ----   ------

Earned premiums                                                        $ -      $ -      -          $ 2,812  $ 2,640        7%
Fee income                                                               -        -      -              656      672       (2%)
Net investment income                                                    6        5     20%             810      726       12%
Other revenues                                                          (3)       -      -              147      120       23%
Net realized capital gains (losses)                                      -        -      -              257     (166)       NM
-------------------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                                       3        5    (40%)          4,682    3,992       17%

Benefits, claims and claim adjustment expenses [1]                       2        2      -            2,629    2,482        6%
Amortization of deferred policy acquisition costs and
     present value of future profits                                     -        -      -              557      573       (3%)
Insurance operating costs and expenses                                   -        -      -              625      560       12%
Other expenses [2]                                                      21       11     91%             242      177       37%
-------------------------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                                         23       13     77%           4,053    3,792        7%

    INCOME (LOSS) BEFORE INCOME TAXES                                  (20)      (8)  (150%)            629      200        NM

Income tax expense (benefit)                                            (7)      (2)     NM             122       15        NM
-------------------------------------------------------------------------------------------------------------------------------

    NET INCOME (LOSS) [3]                                              (13)      (6)  (117%)            507      185      174%

Net realized capital gains (losses), after-tax                           -        -      -              167     (106)       NM
-------------------------------------------------------------------------------------------------------------------------------

    OPERATING INCOME (LOSS) [3]                                      $ (13)    $ (6)  (117%)          $ 340    $ 291       17%
-------------------------------------------------------------------------------------------------------------------------------

[1] Before-tax catastrophe losses for Property & Casualty were $100 for 2003 and $48 for 2002.
[2] Includes before-tax severance charges for Property & Casualty of $41 in 2003.
[3] Life includes $30 in 2003 of tax benefit related to the favorable treatment of certain tax items arising during the 1996-2002 tax years. Property & Casualty includes after-tax catastrophe losses of $64 for 2003 and $31 for 2002 and after-tax severance charges of $27 in 2003.

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                          CONSOLIDATING STATEMENTS OF OPERATIONS
                                         SIX MONTHS ENDED JUNE 30, 2003 AND 2002

                                                                    LIFE                      PROPERTY & CASUALTY
                                                          --------------------------      ----------------------------
                                                              2003    2002   CHANGE             2003     2002   CHANGE
                                                              ----    ----   ------             ----     ----   ------

Earned premiums                                            $ 1,389 $ 1,373       1%          $ 4,272  $ 3,853       11%
Fee income                                                   1,273   1,334      (5%)               -        -        -
Net investment income                                        1,020     898      14%              576      525       10%
Other revenues                                                  64      64        -              208      169       23%
Net realized capital gains (losses)                              2    (135)      NM              202      (38)      NM
-------------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                           3,748   3,534       6%            5,258    4,509       17%

Benefits, claims and claim adjustment expenses [1]           2,169   2,085       4%            5,702    2,810      103%
Amortization of deferred policy acquisition costs and
     present value of future profits                           338     323       5%              783      805       (3%)
Insurance operating costs and expenses                         746     715       4%              446      379       18%
Other expenses [2]                                              65      80     (19%)             321      260       23%
-------------------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                              3,318   3,203       4%            7,252    4,254       70%

    INCOME (LOSS) BEFORE INCOME TAXES                          430     331      30%           (1,994)     255       NM

Income tax expense (benefit)                                    61      60       2%             (758)      37       NM
-------------------------------------------------------------------------------------------------------------------------

    NET INCOME (LOSS) [3]                                      369     271      36%           (1,236)     218       NM

Net realized capital gains (losses), after-tax                   1     (83)      NM              132      (24)      NM
-------------------------------------------------------------------------------------------------------------------------

    OPERATING INCOME (LOSS) [3]                              $ 368   $ 354       4%          $(1,368)   $ 242       NM
-------------------------------------------------------------------------------------------------------------------------



                                                                     CORPORATE                      CONSOLIDATED
                                                              -------------------------      ---------------------------
                                                                 2003    2002    CHANGE           2003     2002  CHANGE
                                                                 ----    ----    ------           ----     ----  ------

Earned premiums                                                   $ -     $ -         -        $ 5,661  $ 5,226      8%
Fee income                                                          -       -         -          1,273    1,334     (5%)
Net investment income                                              10       9        11%         1,606    1,432     12%
Other revenues                                                     (3)      -         -            269      233     15%
Net realized capital gains (losses)                                 -       -         -            204     (173)     NM
------------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                                  7       9       (22%)        9,013    8,052     12%

Benefits, claims and claim adjustment expenses [1]                  3       3         -          7,874    4,898     61%
Amortization of deferred policy acquisition costs and
     present value of future profits                                -       -         -          1,121    1,128     (1%)
Insurance operating costs and expenses                              -       -         -          1,192    1,094      9%
Other expenses [2]                                                 36      24        50%           422      364     16%
------------------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                                    39      27        44%        10,609    7,484     42%

    INCOME (LOSS) BEFORE INCOME TAXES                             (32)    (18)      (78%)       (1,596)     568      NM

Income tax expense (benefit)                                      (11)     (6)      (83%)         (708)      91      NM
------------------------------------------------------------------------------------------------------------------------

    NET INCOME (LOSS) [3]                                         (21)    (12)      (75%)         (888)     477      NM

Net realized capital gains (losses), after-tax                      -       -         -            133     (107)     NM
------------------------------------------------------------------------------------------------------------------------

    OPERATING INCOME (LOSS) [3]                                 $ (21)  $ (12)      (75%)      $(1,021)   $ 584      NM
------------------------------------------------------------------------------------------------------------------------

[1] 2003 includes before-tax impact of asbestos reserve addition of $2,604 in Property & Casualty. Before-tax catastrophe losses for Property & Casualty were $156 and $68 for 2003 and 2002, respectively.
[2] 2003 includes before-tax severance charges of $41 in Property & Casualty. [3] 2003 includes after-tax impact of asbestos reserve addition of $1,701 and after-tax severance charges of $27 in Property & Casualty. Property & Casualty includes incurred after-tax catastrophe losses of $101 and $44 in 2003 and 2002, respectively. Life includes $30 in 2003 of tax benefit related to the favorable treatment of certain tax items arising during the 1996-2002 tax years. For the six months ended June 30, 2002, includes $11 after-tax expense reflected in Life related to Bancorp Services LLC litigation and $8 after-tax benefit in Life's September 11 Terrorist Attack exposure.

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                   CONSOLIDATING BALANCE SHEETS


                                                                          LIFE                         PROPERTY & CASUALTY
                                                            ---------------------------------   --------------------------------
                                                              JUN. 30,   DEC. 31,                JUN. 30,    DEC. 31,
                                                               2003       2002       CHANGE        2003       2002      CHANGE
                                                            ----------  ----------  ---------   ---------- ----------  ---------
Investments
      Fixed maturities, available for sale, at fair value    $ 34,060    $ 29,377        16%      $22,820   $ 19,446        17%
      Equity securities, available for sale, at fair value        452         458        (1%)         219        459       (52%)
      Policy loans, at outstanding balance                      2,889       2,934        (2%)          -          -          -
      Other investments                                           937       1,122       (16%)         556        668       (17%)
---------------------------------------------------------------------------------------------------------------------------------
          Total investments                                    38,338      33,891        13%       23,595     20,573        15%
Cash                                                              190         179         6%          239        198        21%
Premiums receivable and agents' balances                          192         208        (8%)       2,630      2,403         9%
Reinsurance recoverables                                          797         796         -         5,396      4,231        28%
Deferred policy acquisition costs and present
      value of future profits                                   5,927       5,758         3%          987        930         6%
Deferred income taxes                                            (562)       (274)     (105%)       1,107        610        81%
Goodwill                                                          796         796         -           153        153         -
Other assets                                                    1,540       1,362        13%        2,664      2,031        31%
Separate account assets                                       122,556     107,078        14%            -          -         -
---------------------------------------------------------------------------------------------------------------------------------

          TOTAL ASSETS                                      $ 169,774    $149,794        13%      $36,771   $ 31,129        18%
---------------------------------------------------------------------------------------------------------------------------------

Future policy benefits, unpaid claims and
      claim adjustment expenses                               $ 8,928     $ 8,583         4%      $21,068   $ 17,091        23%
Other policy funds and benefits payable                        26,255      23,957        10%           -          -          -
Unearned premiums                                                  51          54        (6%)       4,410      3,942        12%
Debt                                                            1,275       1,125        13%        1,164      1,164         -
Trust preferred securities                                        450         450         -           851      1,023       (17%)
Other liabilities                                               3,762       2,858        32%        3,735      2,939        27%
Separate account liabilities                                  122,556     107,078        14%           -          -          -
---------------------------------------------------------------------------------------------------------------------------------
          TOTAL LIABILITIES                                   163,277     144,105        13%       31,228     26,159        19%
---------------------------------------------------------------------------------------------------------------------------------

Equity excluding AOCI, net of tax                               5,314       4,980         7%        4,590      4,262         8%
AOCI, net of tax                                                1,183         709        67%          953        708        35%
---------------------------------------------------------------------------------------------------------------------------------
          TOTAL STOCKHOLDERS' EQUITY                            6,497       5,689        14%        5,543      4,970        12%
---------------------------------------------------------------------------------------------------------------------------------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $ 169,774    $149,794        13%      $36,771   $ 31,129        18%
---------------------------------------------------------------------------------------------------------------------------------



                                                                     CORPORATE                        CONSOLIDATED
                                                                -----------------------------    --------------------------------
                                                                 JUN. 30,  DEC. 31,               JUN. 30,    DEC. 31,
                                                                   2003      2002     CHANGE        2003        2002      CHANGE
                                                                --------- ---------  --------    ----------  ----------  --------
Investments
      Fixed maturities, available for sale, at fair value          $ 257      $ 66       NM       $ 57,137    $ 48,889       17%
      Equity securities, available for sale, at fair value             -         -        -            671         917      (27%)
      Policy loans, at outstanding balance                             -         -        -          2,889       2,934       (2%)
      Other investments                                                -         -        -          1,493       1,790      (17%)
---------------------------------------------------------------------------------------------------------------------------------
          Total investments                                          257        66       NM         62,190      54,530       14%
Cash                                                                   -         -        -            429         377       14%
Premiums receivable and agents' balances                               -         -        -          2,822       2,611        8%
Reinsurance recoverables                                               -         -        -          6,193       5,027       23%
Deferred policy acquisition costs and present
      value of future profits                                          1         1        -          6,915       6,689        3%
Deferred income taxes                                                220       209        5%           765         545       40%
Goodwill                                                             772       772        -          1,721       1,721         -
Other assets                                                           6         4       50%         4,210       3,397       24%
Separate account assets                                                -         -        -        122,556     107,078       14%
---------------------------------------------------------------------------------------------------------------------------------

          TOTAL ASSETS                                           $ 1,256   $ 1,052       19%      $207,801    $181,975       14%
---------------------------------------------------------------------------------------------------------------------------------

Future policy benefits, unpaid claims and
      claim adjustment expenses                                    $ (13)    $ (16)      19%      $ 29,983    $ 25,658       17%
Other policy funds and benefits payable                               (1)       (1)       -         26,254      23,956       10%
Unearned premiums                                                     (7)       (7)       -          4,454       3,989       12%
Debt                                                               1,412       622      127%         3,851       2,911       32%
Trust preferred securities                                            (5)       (5)       -          1,296       1,468      (12%)
Other liabilities                                                    411       384        7%         7,908       6,181       28%
Separate account liabilities                                           -         -        -        122,556     107,078       14%
---------------------------------------------------------------------------------------------------------------------------------
          TOTAL LIABILITIES                                        1,797       977       84%       196,302     171,241       15%
---------------------------------------------------------------------------------------------------------------------------------

Equity excluding AOCI, net of tax                                   (212)      398       NM          9,692       9,640        1%
AOCI, net of tax                                                   (329)      (323)      (2%)        1,807       1,094       65%
---------------------------------------------------------------------------------------------------------------------------------
          TOTAL STOCKHOLDERS' EQUITY                                (541)       75       NM         11,499      10,734        7%
---------------------------------------------------------------------------------------------------------------------------------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $ 1,256   $ 1,052       19%      $207,801    $181,975       14%
---------------------------------------------------------------------------------------------------------------------------------

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                         CAPITAL STRUCTURE


                                                                                     2Q           3Q           4Q           1Q
                                                                                    2002         2002         2002         2003
                                                                                 -----------  -----------   ----------   ----------
DEBT
    Short-term debt (includes current maturities of long-term debt)                   $ 615        $ 615        $ 315        $ 315
    Long-term debt                                                                    1,965        2,595        2,596        2,596
    -------------------------------------------------------------------------------------------------------------------------------
      TOTAL DEBT                                                                      2,580        3,210        2,911        2,911

    Trust preferred securities                                                        1,429        1,461        1,468        1,469
    -------------------------------------------------------------------------------------------------------------------------------

      TOTAL DEBT INCLUDING TRUST PREFERRED SECURITIES                               $ 4,009      $ 4,671      $ 4,379      $ 4,380
-----------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
    Equity excluding AOCI, net of tax                                               $ 8,928      $ 9,433      $ 9,640      $ 8,185
    AOCI, net of tax                                                                    728        1,510        1,094        1,257
    -------------------------------------------------------------------------------------------------------------------------------

      TOTAL STOCKHOLDERS' EQUITY                                                    $ 9,656      $10,943      $10,734      $ 9,442
-----------------------------------------------------------------------------------------------------------------------------------

CAPITALIZATION
    TOTAL CAPITALIZATION INCLUDING AOCI, NET OF TAX                                 $13,665      $15,614      $15,113      $13,822

    TOTAL CAPITALIZATION EXCLUDING AOCI, NET OF TAX                                 $12,937      $14,104      $14,019      $12,565

-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS
    DEBT (INCLUDING TRUST PREFERRED SECURITIES) TO EQUITY INCLUDING AOCI              41.5%        42.7%        40.8%        46.4%

    Debt (excluding Trust Preferred Securities) to equity excluding AOCI              28.9%        34.0%        30.2%        35.6%

    DEBT (INCLUDING TRUST PREFERRED SECURITIES) TO CAPITALIZATION INCLUDING AOCI      29.3%        29.9%        29.0%        31.7%

    Debt (excluding Trust Preferred Securities) to capitalization excluding AOCI      19.9%        22.8%        20.8%        23.2%

-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                 YEAR OVER
                                                                                                    YEAR      SEQUENTIAL
                                                                                        2Q        QUARTER      QUARTER
                                                                                       2003        CHANGE       CHANGE
                                                                                    -----------  -----------  -----------
DEBT
    Short-term debt (includes current maturities of long-term debt)                      $ 514         (16%)         63%
    Long-term debt                                                                       3,337          70%          29%
    ---------------------------------------------------------------------------------------------------------------------
      TOTAL DEBT                                                                         3,851          49%          32%

    Trust preferred securities                                                           1,296          (9%)        (12%)
    ---------------------------------------------------------------------------------------------------------------------

      TOTAL DEBT INCLUDING TRUST PREFERRED SECURITIES                                  $ 5,147          28%          18%
-------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
    Equity excluding AOCI, net of tax                                                  $ 9,692           9%          18%
    AOCI, net of tax                                                                     1,807         148%          44%
    ---------------------------------------------------------------------------------------------------------------------

      TOTAL STOCKHOLDERS' EQUITY                                                       $11,499          19%          22%
-------------------------------------------------------------------------------------------------------------------------

CAPITALIZATION
    TOTAL CAPITALIZATION INCLUDING AOCI, NET OF TAX                                    $16,646          22%          20%

    TOTAL CAPITALIZATION EXCLUDING AOCI, NET OF TAX                                    $14,839          15%          18%

-------------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS
    DEBT (INCLUDING TRUST PREFERRED SECURITIES) TO EQUITY INCLUDING AOCI                 44.8%          3.3         (1.6)

    Debt (excluding Trust Preferred Securities) to equity excluding AOCI                 39.7%         10.8          4.1

    DEBT (INCLUDING TRUST PREFERRED SECURITIES) TO CAPITALIZATION INCLUDING AOCI         30.9%          1.6         (0.8)

    Debt (excluding Trust Preferred Securities) to capitalization excluding AOCI         26.0%          6.1          2.8

-------------------------------------------------------------------------------------------------------------------------

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                              ACCUMULATED OTHER COMPREHENSIVE INCOME

                                                                                PROPERTY &
                                                                     LIFE        CASUALTY        CORPORATE         CONSOLIDATED
                                                             --------------   -------------    -------------     ---------------
AS OF JUNE 30, 2003

     Fixed maturities unrealized gain                              $ 1,114         $ 1,002             $ 23             $ 2,139
     Equities unrealized gain                                           17              20                -                  37
     Net deferred gain on cash-flow hedging instruments                 90               -                -                  90
     ---------------------------------------------------------------------------------------------------------------------------
          Total unrealized gain                                      1,221           1,022               23               2,266
     Foreign currency translation adjustments                          (38)            (38)               -                 (76)
     Minimum pension liability adjustment                                -             (31)            (352)               (383)
     ---------------------------------------------------------------------------------------------------------------------------
          TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)      $ 1,183           $ 953           $ (329)            $ 1,807

AS OF DECEMBER 31, 2002

     Fixed maturities unrealized gain                                $ 637           $ 791             $ 29             $ 1,457
     Equities unrealized gain (loss)                                   (16)              3                -                 (13)
     Net deferred gain on cash-flow hedging instruments                126               2                -                 128
     ---------------------------------------------------------------------------------------------------------------------------
          Total unrealized gain                                        747             796               29               1,572
     Foreign currency translation adjustments                          (38)            (57)               -                 (95)
     Minimum pension liability adjustment                                -             (31)            (352)               (383)
     ---------------------------------------------------------------------------------------------------------------------------
          TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)        $ 709           $ 708           $ (323)            $ 1,094


                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                    COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE


                                                                                 2Q            3Q            4Q            1Q
                                                                                2002          2002          2002          2003
                                                                             ------------  -----------   -----------   -----------
Numerator:
     Net income (loss)                                                             $ 185        $ 265         $ 258       $(1,395)
     Net realized capital gains (losses), after-tax                                 (106)        (100)          (43)          (34)
     -----------------------------------------------------------------------------------------------------------------------------
     Operating income (loss)                                                         291          365           301        (1,361)
     Impact of 2003 asbestos reserve addition                                          -            -             -        (1,701)
     -----------------------------------------------------------------------------------------------------------------------------
     Operating income before impact of 2003 asbestos reserve addition              $ 291        $ 365         $ 301         $ 340

Denominator:
     Weighted average common shares outstanding (basic)                            247.4        248.9         255.2         255.4
     Dilutive effect of options                                                      3.3          1.6           1.1             -
     -----------------------------------------------------------------------------------------------------------------------------
     Weighted average common shares outstanding
         and dilutive potential common shares (diluted) [1]                        250.7        250.5         256.3         255.4

Basic earnings (loss) per share
     Net income (loss)                                                            $ 0.75       $ 1.06        $ 1.01       $ (5.46)
     Net realized capital gains (losses), after-tax                                (0.43)       (0.41)        (0.17)        (0.13)
     -----------------------------------------------------------------------------------------------------------------------------
     Operating income (loss)                                                        1.18         1.47          1.18         (5.33)
     Impact of 2003 asbestos reserve addition                                          -            -             -         (6.66)
     -----------------------------------------------------------------------------------------------------------------------------
     Operating income before impact of 2003 asbestos reserve addition             $ 1.18       $ 1.47        $ 1.18        $ 1.33

Diluted earnings (loss) per share  [1]
     Net income (loss)                                                            $ 0.74       $ 1.06        $ 1.01       $ (5.46)
     Net realized capital gains (losses), after-tax                                (0.42)       (0.40)        (0.16)        (0.13)
     -----------------------------------------------------------------------------------------------------------------------------
     Operating income (loss)                                                        1.16         1.46          1.17         (5.33)
     Impact of 2003 asbestos reserve addition                                          -            -             -         (6.66)
     -----------------------------------------------------------------------------------------------------------------------------
     Operating income before impact of 2003 asbestos reserve addition [2]         $ 1.16       $ 1.46        $ 1.17        $ 1.33
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     SIX MONTHS ENDED
                                                                                                         JUNE 30,
                                                                                    2Q           -------------------------
                                                                                   2003             2002         2003
                                                                                -----------      -----------  ------------
Numerator:
     Net income (loss)                                                               $ 507            $ 477        $ (888)
     Net realized capital gains (losses), after-tax                                    167             (107)          133
     ---------------------------------------------------------------------------------------------------------------------
     Operating income (loss)                                                           340              584        (1,021)
     Impact of 2003 asbestos reserve addition                                            -                -        (1,701)
     ---------------------------------------------------------------------------------------------------------------------
     Operating income before impact of 2003 asbestos reserve addition                $ 340            $ 584         $ 680

Denominator:
     Weighted average common shares outstanding (basic)                              268.8            246.7         262.1
     Dilutive effect of options                                                        1.4              3.5             -
     ---------------------------------------------------------------------------------------------------------------------
     Weighted average common shares outstanding
         and dilutive potential common shares (diluted) [1]                          270.2            250.2         262.1

Basic earnings (loss) per share
     Net income (loss)                                                              $ 1.89           $ 1.93       $ (3.39)
     Net realized capital gains (losses), after-tax                                   0.63            (0.44)         0.51
     ---------------------------------------------------------------------------------------------------------------------
     Operating income (loss)                                                          1.26             2.37         (3.90)
     Impact of 2003 asbestos reserve addition                                            -                -         (6.49)
     ---------------------------------------------------------------------------------------------------------------------
     Operating income before impact of 2003 asbestos reserve addition               $ 1.26           $ 2.37        $ 2.59

Diluted earnings (loss) per share  [1]
     Net income (loss)                                                              $ 1.88           $ 1.91       $ (3.39)
     Net realized capital gains (losses), after-tax                                   0.62            (0.42)         0.51
     ---------------------------------------------------------------------------------------------------------------------
     Operating income (loss)                                                          1.26             2.33         (3.90)
     Impact of 2003 asbestos reserve addition                                            -                -         (6.48)
     ---------------------------------------------------------------------------------------------------------------------
     Operating income before impact of 2003 asbestos reserve addition [2]           $ 1.26           $ 2.33        $ 2.58
--------------------------------------------------------------------------------------------------------------------------

[1] As a result of the antidilutive impact from the net loss in the quarter ended March 31, 2003 and the six months ended June 30, 2003, The Hartford is required by generally accepted accounting principles to use basic weighted average common shares in the calculation of the quarter ended March 31, 2003 and the six months ended June 30, 2003 diluted earnings per share. In the absence of the net loss, 256.1 and 263.1 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation for the quarter ended March 31, 2003 and the six months ended June 30, 2003, respectively.
[2] Calculated using weighted average common shares outstanding and dilutive potential common shares of 256.1 and 263.1 for the quarter ended March 31, 2003 and the six months ended June 30, 2003, respectively.

                                      LIFE

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                               LIFE
                                                       FINANCIAL HIGHLIGHTS


                                                                       2Q           3Q          4Q          1Q          2Q
                                                                      2002         2002        2002        2003        2003
                                                                   -----------  -----------  ----------  ----------  ----------
REVENUES
    Investment Products
        Individual Annuity                                              $ 391        $ 379       $ 386       $ 385       $ 430
        Other Investment Products                                         375          382         384         388         447
    ---------------------------------------------------------------------------------------------------------------------------
           Total Investment Products                                      766          761         770         773         877
    Individual Life                                                       249          239         238         244         240
    Group Benefits                                                        654          645         639         667         638
    Corporate Owned Life Insurance                                        146          145         141         127         126
    Other                                                                (117)        (125)        (52)        (25)         81
    ---------------------------------------------------------------------------------------------------------------------------

              TOTAL REVENUES                                          $ 1,698      $ 1,665     $ 1,736     $ 1,786     $ 1,962
-------------------------------------------------------------------------------------------------------------------------------

NET INCOME
    Investment Products
        Individual Annuity                                               $ 89         $ 76        $ 78        $ 71       $ 112
        Other Investment Products                                          29           24          19          27          29
    ---------------------------------------------------------------------------------------------------------------------------
           Total Investment Products                                      118          100          97          98         141
    Individual Life                                                        35           33          34          32          36
    Group Benefits                                                         30           34          36          34          35
    Corporate Owned Life Insurance                                         10           10          12          10           9
    Other                                                                 (92)         (16)        (54)        (48)         22
    ---------------------------------------------------------------------------------------------------------------------------

              NET INCOME                                                  101          161         125         126         243

    Net realized capital gains (losses), after-tax                        (76)         (71)        (42)        (31)         32
    ---------------------------------------------------------------------------------------------------------------------------
              OPERATING INCOME                                          $ 177        $ 232       $ 167       $ 157       $ 211
-------------------------------------------------------------------------------------------------------------------------------


ROE (net income last 12 months to equity including AOCI) [1]            14.9%        11.0%       10.8%        9.8%       11.4%
ROE (operating income last 12 months to equity excluding AOCI) [1]      19.2%        16.9%       16.0%       15.2%       15.4%
Assets under management                                             $ 165,422    $ 157,495   $ 165,115   $ 168,173   $ 187,636
DAC capitalization                                                                                           $ 342       $ 386
DAC amortization                                                                                             $ 163       $ 175
DAC and PVFP assets                                                                                        $ 5,904     $ 5,927
Statutory net loss (YTD)                                                                        $ (137)
Statutory surplus                                                                              $ 3,019     $ 3,007     $ 3,503
-------------------------------------------------------------------------------------------------------------------------------


                                                                      YEAR OVER                         SIX MONTHS ENDED
                                                                        YEAR      SEQUENTIAL                 JUNE 30,
                                                                      QUARTER      QUARTER      ------------------------------
                                                                       CHANGE      CHANGE         2002        2003     CHANGE
                                                                     ----------  -----------    ----------  ---------  -------
REVENUES
    Investment Products
        Individual Annuity                                                 10%          12%         $ 774      $ 815       5%
        Other Investment Products                                          19%          15%           802        835       4%
    --------------------------------------------------------------------------------------------------------------------------
           Total Investment Products                                       14%          13%         1,576      1,650       5%
    Individual Life                                                        (4%)         (2%)          481        484       1%
    Group Benefits                                                         (2%)         (4%)        1,298      1,305       1%
    Corporate Owned Life Insurance                                        (14%)         (1%)          306        253     (17%)
    Other                                                                   NM           NM          (127)        56       NM
    --------------------------------------------------------------------------------------------------------------------------

              TOTAL REVENUES                                               16%          10%       $ 3,534    $ 3,748       6%
------------------------------------------------------------------------------------------------------------------------------

NET INCOME
    Investment Products
        Individual Annuity                                                 26%          58%         $ 179      $ 183       2%
        Other Investment Products                                            -           7%            56         56        -
    --------------------------------------------------------------------------------------------------------------------------
           Total Investment Products                                       19%          44%           235        239       2%
    Individual Life                                                         3%          13%            66         68       3%
    Group Benefits                                                         17%           3%            58         69      19%
    Corporate Owned Life Insurance                                        (10%)        (10%)           10         19      90%
    Other                                                                   NM           NM           (98)       (26)     73%
    --------------------------------------------------------------------------------------------------------------------------

              NET INCOME                                                  141%          93%           271        369      36%

    Net realized capital gains (losses), after-tax                          NM           NM           (83)         1       NM
    --------------------------------------------------------------------------------------------------------------------------
              OPERATING INCOME                                             19%          34%         $ 354      $ 368       4%
------------------------------------------------------------------------------------------------------------------------------

ROE (net income last 12 months to equity including AOCI) [1]              (3.5)         1.6
ROE (operating income last 12 months to equity excluding AOCI) [1]        (3.8)         0.2
Assets under management                                                    13%          12%
DAC capitalization                                                                      13%
DAC amortization                                                                         7%
DAC and PVFP assets                                                                       -
Statutory net loss (YTD)
Statutory surplus                                                                       16%
------------------------------------------------------------------------------------------------------------------------------

[1]  The quarter  ended June 30, 2002 excludes the $20 loss related to September
     11.

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                          LIFE
                                                    OPERATING RESULTS



                                                              2Q         3Q          4Q         1Q         2Q
                                                             2002       2002        2002       2003       2003
                                                           ---------  ----------  ---------  ---------  ----------
REVENUES
    Earned premiums                                           $ 664       $ 667      $ 657      $ 683       $ 706
    Fee income                                                  672         627        616        617         656
    Net investment income                                       450         462        498        507         513
    Other revenues                                               32          27         29         27          37
    Net realized capital gains (losses)                        (120)       (118)       (64)       (48)         50
    --------------------------------------------------------------------------------------------------------------
            TOTAL REVENUES                                    1,698       1,665      1,736      1,786       1,962
------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
    Benefits, claims, and claim adjustment expenses           1,028       1,050      1,023      1,083       1,086
    Amortization of deferred policy acquisition costs and
       present value of future profits                          171         163        142        163         175
    Insurance operating costs and expenses                      358         335        388        351         395
    Other expenses                                               32          34         30         33          32
    --------------------------------------------------------------------------------------------------------------
            TOTAL BENEFITS AND EXPENSES                       1,589       1,582      1,583      1,630       1,688
------------------------------------------------------------------------------------------------------------------

NET INCOME
            INCOME BEFORE INCOME TAXES                          109          83        153        156         274

    Income tax expense (benefit) [1]                              8         (78)        28         30          31
    --------------------------------------------------------------------------------------------------------------
            NET INCOME                                          101         161        125        126         243

    Net realized capital gains (losses), after-tax              (76)        (71)       (42)       (31)         32
    --------------------------------------------------------------------------------------------------------------

            OPERATING INCOME [1]                              $ 177       $ 232      $ 167      $ 157       $ 211
------------------------------------------------------------------------------------------------------------------


Effective tax rate - net income [1]                            7.3%      (94.0%)     18.3%      19.2%       11.3%
Effective tax rate - operating income [1]                     22.7%      (15.4%)     23.0%      23.0%        5.8%
------------------------------------------------------------------------------------------------------------------


                                                             YEAR OVER                        SIX MONTHS ENDED
                                                               YEAR      SEQUENTIAL                JUNE 30,
                                                              QUARTER     QUARTER      ------------------------------
                                                              CHANGE      CHANGE         2002        2003     CHANGE
                                                             ----------  ----------    ----------  ---------  -------
REVENUES
    Earned premiums                                                 6%          3%       $ 1,373    $ 1,389       1%
    Fee income                                                     (2%)         6%         1,334      1,273      (5%)
    Net investment income                                          14%          1%           898      1,020      14%
    Other revenues                                                 16%         37%            64         64        -
    Net realized capital gains (losses)                             NM          NM          (135)         2       NM
    -----------------------------------------------------------------------------------------------------------------
            TOTAL REVENUES                                         16%         10%         3,534      3,748       6%
---------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
    Benefits, claims, and claim adjustment expenses                 6%           -         2,085      2,169       4%
    Amortization of deferred policy acquisition costs and
       present value of future profits                              2%          7%           323        338       5%
    Insurance operating costs and expenses                         10%         13%           715        746       4%
    Other expenses                                                   -         (3%)           80         65     (19%)
    -----------------------------------------------------------------------------------------------------------------
            TOTAL BENEFITS AND EXPENSES                             6%          4%         3,203      3,318       4%
---------------------------------------------------------------------------------------------------------------------

NET INCOME
            INCOME BEFORE INCOME TAXES                            151%         76%           331        430      30%

    Income tax expense (benefit) [1]                                NM          3%            60         61       2%
    -----------------------------------------------------------------------------------------------------------------
            NET INCOME                                            141%         93%           271        369      36%

    Net realized capital gains (losses), after-tax                  NM          NM           (83)         1       NM
    -----------------------------------------------------------------------------------------------------------------

            OPERATING INCOME [1]                                   19%         34%         $ 354      $ 368       4%
---------------------------------------------------------------------------------------------------------------------


Effective tax rate - net income [1]                                4.0        (7.9)        18.1%      14.2%     (3.9)
Effective tax rate - operating income [1]                        (16.9)      (17.2)        24.0%      14.0%    (10.0)
---------------------------------------------------------------------------------------------------------------------

[1] The quarters ended September 30, 2002 and June 30, 2003 include $76 and $30, respectively, of tax benefit primarily related to the favorable treatment of certain tax items arising during the 1996-2002 tax years.

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                          LIFE
                                        TOTAL ASSETS UNDER MANAGEMENT/JAPAN DATA

                                                        2Q                3Q                4Q                1Q
TOTAL ASSETS UNDER MANAGEMENT                          2002              2002              2002              2003
                                                 ---------------   ---------------    --------------    --------------
     Assets
         General account                         $       39,029     $      41,870     $      42,716     $      45,060
         Separate account                               110,177           101,533           107,078           108,068
     ------------------------------------------------------------------------------------------------------------------

               TOTAL ASSETS                             149,206           143,403           149,794           153,128

     Mutual fund assets                                  16,216            14,092            15,321            15,045
     ------------------------------------------------------------------------------------------------------------------

               TOTAL ASSETS UNDER MANAGEMENT     $      165,422     $     157,495     $     165,115     $     168,173
-----------------------------------------------------------------------------------------------------------------------

JAPAN
     SALES
     Yen(Y)                                    (Y)       30,399   (Y)      35,284   (Y)      92,153   (Y)      83,068
     U.S.$                                       $          241     $         295     $         757     $         700
                                                 ----------------------------------------------------------------------

     ACCOUNT VALUE
     Yen(Y)                                    (Y)       95,182   (Y)     120,692   (Y)     204,556   (Y)     273,880
     U.S.$                                       $          796     $         991     $       1,722     $       2,319
-----------------------------------------------------------------------------------------------------------------------


                                                                      YEAR OVER
                                                                        YEAR           SEQUENTIAL
                                                         2Q            QUARTER          QUARTER
TOTAL ASSETS UNDER MANAGEMENT                           2003           CHANGE           CHANGE
                                                  ---------------   --------------   --------------
     Assets
         General account                          $       47,218              21%               5%
         Separate account                                122,556              11%              13%
     ----------------------------------------------------------------------------------------------

               TOTAL ASSETS                              169,774              14%              11%

     Mutual fund assets                                   17,862              10%              19%
     ----------------------------------------------------------------------------------------------

               TOTAL ASSETS UNDER MANAGEMENT      $      187,636              13%              12%
---------------------------------------------------------------------------------------------------

JAPAN
     SALES
     Yen(Y)                                     (Y)       71,408             135%             (14%)
     U.S.$                                        $          600             149%             (14%)
                                               ----------------------------------------------------

     ACCOUNT VALUE
     Yen(Y)                                     (Y)      373,611               NM              36%
     U.S.$                                        $        3,119               NM              34%
---------------------------------------------------------------------------------------------------

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                          LIFE
                                               CONSOLIDATED BALANCE SHEETS

                                                                 2Q                  3Q                 4Q
                                                                2002                2002               2002
                                                         ------------------- ------------------- ------------------
Investments
   Fixed maturities, available for sale, at fair value             $ 25,549            $ 28,539           $ 29,377
   Equity securities, available for sale, at fair value                 416                 374                458
   Policy loans, at outstanding balance                               3,204               2,980              2,934
   Other investments                                                  1,227               1,359              1,122
-------------------------------------------------------------------------------------------------------------------
        Total investments                                            30,396              33,252             33,891

Cash                                                                    118                 194                179
Premiums receivable and agents' balances                                208                 198                208
Reinsurance recoverables                                                706                 701                796
Deferred policy acquisition costs and present
   value of future profits                                            5,801               5,904              5,758
Deferred income taxes                                                  (204)               (361)              (274)
Goodwill                                                                796                 796                796
Other assets                                                          1,208               1,186              1,362
Separate account assets                                             110,177             101,533            107,078
-------------------------------------------------------------------------------------------------------------------
        TOTAL ASSETS                                              $ 149,206           $ 143,403          $ 149,794
-------------------------------------------------------------------------------------------------------------------

Future policy benefits                                              $ 8,274             $ 8,424            $ 8,583
Other policyholder funds and benefits payable                        21,434              23,259             23,957
Unearned premiums                                                        55                  55                 54
Long-term debt                                                        1,050               1,050              1,125
Trust preferred securities                                              450                 450                450
Other liabilities                                                     2,811               2,995              2,858
Separate account liabilities                                        110,177             101,533            107,078
-------------------------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES                                           144,251             137,766            144,105

Equity excluding AOCI, net of tax                                     4,652               4,796              4,980
AOCI, net of tax                                                        303                 841                709
-------------------------------------------------------------------------------------------------------------------
        TOTAL STOCKHOLDERS' EQUITY                                    4,955               5,637              5,689
-------------------------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $ 149,206           $ 143,403          $ 149,794
-------------------------------------------------------------------------------------------------------------------

Hartford Life and Accident Insurance Company NAIC RBC                                                         262%
Hartford Life Insurance Company NAIC RBC                                                                      328%
Hartford Life and Annuity Insurance Company NAIC RBC                                                          343%
-------------------------------------------------------------------------------------------------------------------


                                                                                               YEAR OVER
                                                                                                 YEAR      SEQUENTIAL
                                                               1Q                 2Q            QUARTER      QUARTER
                                                              2003               2003           CHANGE       CHANGE
                                                         ----------------- ------------------ ------------ ------------
Investments
   Fixed maturities, available for sale, at fair value           $ 31,676           $ 34,060          33%           8%
   Equity securities, available for sale, at fair value               410                452           9%          10%
   Policy loans, at outstanding balance                             2,876              2,889         (10%)           -
   Other investments                                                1,071                937         (24%)        (13%)
-----------------------------------------------------------------------------------------------------------------------
        Total investments                                          36,033             38,338          26%           6%

Cash                                                                  289                190          61%         (34%)
Premiums receivable and agents' balances                              191                192          (8%)          1%
Reinsurance recoverables                                              865                797          13%          (8%)
Deferred policy acquisition costs and present
   value of future profits                                          5,904              5,927           2%            -
Deferred income taxes                                                (347)              (562)       (175%)        (62%)
Goodwill                                                              796                796            -            -
Other assets                                                        1,329              1,540          27%          16%
Separate account assets                                           108,068            122,556          11%          13%
-----------------------------------------------------------------------------------------------------------------------
        TOTAL ASSETS                                            $ 153,128          $ 169,774          14%          11%
-----------------------------------------------------------------------------------------------------------------------

Future policy benefits                                            $ 8,735            $ 8,928           8%           2%
Other policyholder funds and benefits payable                      25,252             26,255          22%           4%
Unearned premiums                                                      52                 51          (7%)         (2%)
Long-term debt                                                      1,125              1,275          21%          13%
Trust preferred securities                                            450                450            -            -
Other liabilities                                                   3,555              3,762          34%           6%
Separate account liabilities                                      108,068            122,556          11%          13%
-----------------------------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES                                         147,237            163,277          13%          11%

Equity excluding AOCI, net of tax                                   5,089              5,314          14%           4%
AOCI, net of tax                                                      802              1,183           NM          48%
-----------------------------------------------------------------------------------------------------------------------
        TOTAL STOCKHOLDERS' EQUITY                                  5,891              6,497          31%          10%
-----------------------------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $ 153,128          $ 169,774          14%          11%
-----------------------------------------------------------------------------------------------------------------------

Hartford Life and Accident Insurance Company NAIC RBC
Hartford Life Insurance Company NAIC RBC
Hartford Life and Annuity Insurance Company NAIC RBC
-----------------------------------------------------------------------------------------------------------------------

                                          THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                             LIFE
                             DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS




                                                                                      OTHER
                                                                       INDIVIDUAL   INVESTMENT    INDIVIDUAL      GROUP
                                                                        ANNUITY      PRODUCTS       LIFE        BENEFITS
                                                                       -----------  -----------  ------------  ------------

Quarter Ended June 30, 2003
---------------------------
    Balance, March 31, 2003                                               $ 3,791        $ 231       $ 1,651          $ 46
    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                                172           92           128             -
                                                                       ----------------------------------------------------
    Balance excluding adjustments to unrealized gains and losses on
       securities available-for-sale and other                            $ 3,963        $ 323       $ 1,779          $ 46
    Capitalization                                                            250           40            52             4
    Amortization - Deferred Acquisition Costs                                 (98)         (20)          (37)           (5)
    Amortization - Present Value of Future Profits                             (3)           -            (6)            -
    Amortization - Realized Capital Gains                                       -            -             -             -
                                                                       ----------------------------------------------------
    Balance, June 30, 2003                                                $ 4,112        $ 343       $ 1,788          $ 45
    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                               (298)        (119)         (162)            -
---------------------------------------------------------------------------------------------------------------------------

    Balance, June 30, 2003 including adjustments to unrealized
       gains and losses on securities available-for-sale and other        $ 3,814        $ 224       $ 1,626          $ 45
---------------------------------------------------------------------------------------------------------------------------


Quarter Ended March 31, 2003
----------------------------
    Balance, December 31, 2002                                            $ 3,691        $ 226       $ 1,656          $ 43
    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                                154           85           118             -
                                                                       ----------------------------------------------------
    Balance excluding adjustments to unrealized gains and losses on
       securities available-for-sale and other                            $ 3,845        $ 311       $ 1,774          $ 43
    Capitalization                                                            205           34            51             7
    Amortization - Deferred Acquisition Costs                                 (84)         (22)          (40)           (4)
    Amortization - Present Value of Future Profits                             (3)           -            (6)            -
    Amortization - Realized Capital Gains                                       -            -             -             -
                                                                       ----------------------------------------------------
    Balance, March 31, 2003                                               $ 3,963        $ 323       $ 1,779          $ 46
    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                               (172)         (92)         (128)            -
---------------------------------------------------------------------------------------------------------------------------

    Balance, March 31, 2003 including adjustments to unrealized
       gains and losses on securities available-for-sale and other        $ 3,791        $ 231       $ 1,651          $ 46
---------------------------------------------------------------------------------------------------------------------------


                                                                        CORPORATE
                                                                        OWNED LIFE                   OTHER
                                                                        INSURANCE       JAPAN        LIFE          TOTAL
                                                                       ------------  ------------ ------------  ------------

Quarter Ended June 30, 2003
---------------------------
    Balance, March 31, 2003                                                   $ 13         $ 163          $ 9       $ 5,904
    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                                   -             -            -           392
                                                                      ------------------------------------------------------
    Balance excluding adjustments to unrealized gains and losses on
       securities available-for-sale and other                                $ 13         $ 163          $ 9       $ 6,296
    Capitalization                                                               -            40            -           386
    Amortization - Deferred Acquisition Costs                                    -            (6)           -          (166)
    Amortization - Present Value of Future Profits                               -             -            -            (9)
    Amortization - Realized Capital Gains                                        -             -           (1)           (1)
                                                                      ------------------------------------------------------
    Balance, June 30, 2003                                                    $ 13         $ 197          $ 8       $ 6,506
    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                                   -             -            -          (579)
----------------------------------------------------------------------------------------------------------------------------

    Balance, June 30, 2003 including adjustments to unrealized
       gains and losses on securities available-for-sale and other            $ 13         $ 197          $ 8       $ 5,927
----------------------------------------------------------------------------------------------------------------------------


Quarter Ended March 31, 2003
----------------------------
    Balance, December 31, 2002                                                $ 12         $ 123          $ 7       $ 5,758
    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                                   -             -            -           357
                                                                      ------------------------------------------------------
    Balance excluding adjustments to unrealized gains and losses on
       securities available-for-sale and other                                $ 12         $ 123          $ 7       $ 6,115
    Capitalization                                                               1            44            -           342
    Amortization - Deferred Acquisition Costs                                    -            (4)           -          (154)
    Amortization - Present Value of Future Profits                               -             -            -            (9)
    Amortization - Realized Capital Gains                                        -             -            2             2
                                                                      ------------------------------------------------------
    Balance, March 31, 2003                                                   $ 13         $ 163          $ 9       $ 6,296
    Adjustments to unrealized gains and losses on
       securities available-for-sale and other                                   -             -            -          (392)
----------------------------------------------------------------------------------------------------------------------------

    Balance, March 31, 2003 including adjustments to unrealized
       gains and losses on securities available-for-sale and other            $ 13         $ 163          $ 9       $ 5,904
----------------------------------------------------------------------------------------------------------------------------

                                          THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                             LIFE
                                               REINSURANCE RECOVERABLE ANALYSIS
                                                     AS OF MARCH 31, 2003


STATUTORY RESERVE CREDIT AND AMOUNTS RECOVERABLE
   Gross statutory reinsurance reserve credit                                                                         $ 2,142
   Liability for reinsurance in unauthorized companies                                                                    (79)
   ---------------------------------------------------------------------------------------------------------------------------
      Net statutory reinsurance reserve credit                                                                        $ 2,063
   ---------------------------------------------------------------------------------------------------------------------------

      Statutory amounts recoverable from reinsurers                                                                     $ 181
   ---------------------------------------------------------------------------------------------------------------------------

The top ten reinsurers represent $1,857, or 83%, of the total statutory reserve credit and amounts recoverable.
o    15% of this amount is with reinsurers  rated "A++" by A.M. Best at July 22,
     2003.
o    19% of this amount is with  reinsurers  rated "A+" by A.M. Best at July 22,
     2003
o    48% of this amount is with  reinsurers  rated "A" by A.M.  Best at July 22,
     2003
o    3% of this amount is with  reinsurers  rated "A-" by A.M.  Best at July 22,
     2003
o    13% of this amount is with  reinsurers  rated "B" by A.M.  Best at July 22,
     2003
o    2% of this  amount is with  reinsurers  not rated by A.M.  Best at July 22,
     2003

                                          THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                             LIFE
                                 STATUTORY SURPLUS TO GAAP STOCKHOLDERS' EQUITY RECONCILIATION


                                                                       MARCH 31, 2003                        DECEMBER 31, 2002
                                                                       --------------                        -----------------
Statutory Capital and Surplus                                                 $ 3,007                                  $ 3,019
GAAP Adjustments
      Investment in subsidiaries                                               (1,808)                                  (1,769)
      Deferred policy acquisition costs                                         5,904                                    5,758
      Deferred taxes                                                             (539)                                    (445)
      Benefit reserves                                                         (2,981)                                  (2,887)
      Unrealized gains on investments, net of impairments                       1,505                                    1,334
      AVR and IMR                                                                 306                                      200
      Goodwill                                                                    522                                      559
      Other, net                                                                  (25)                                     (80)
-------------------------------------------------------------------------------------------------------------------------------
GAAP Stockholders' Equity                                                     $ 5,891                                  $ 5,689
-------------------------------------------------------------------------------------------------------------------------------

                                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                       LIFE
                                                INVESTMENT PRODUCTS
                                      INCOME STATEMENTS - INDIVIDUAL ANNUITY

                                                            2Q       3Q        4Q       1Q        2Q
REVENUES                                                   2002     2002      2002     2003      2003
                                                          -------  --------  -------  --------  -------
   PREMIUMS AND OTHER CONSIDERATIONS
    Variable annuity and life fees                         $ 270     $ 235    $ 233     $ 231    $ 259
    Other fees                                                40        44       40        38       33
    ----------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                    310       279      273       269      292

    Gross MVA/MGLI spread income                              27        22       25        22       27
    Investment expenses                                       (2)       (2)      (2)       (2)      (2)
    ----------------------------------------------------------------------------------------------------
         NET GUARANTEED SEPARATE ACCOUNT INCOME               25        20       23        20       25

    DIRECT PREMIUMS                                           21        26       21        28       30
    REINSURANCE PREMIUMS                                     (29)      (28)     (28)      (37)     (32)
    ----------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS        327       297      289       280      315

   NET INVESTMENT INCOME
    Gross investment income on G/A assets                     85       102      116       122      131
    Investment expenses                                       (1)       (1)      (1)       (1)      (1)
    ----------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                  84       101      115       121      130
    Net investment income on assigned capital                 15        13       14        14       16
    Charge for invested capital                              (35)      (32)     (32)      (30)     (31)
    ----------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                     64        82       97       105      115
    ----------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                 391       379      386       385      430

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Death benefits                                             9        17       16        17       14
    Other contract benefits                                   24        25       28        28       26
    Change in reserve                                          7        11        5        12       16
    Interest credited on G/A assets                           60        65       75        78       84
    ----------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                      100       118      124       135      140

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                       185       178      232       230      281
    Operating expenses                                        47        50       50        45       49
    Premium taxes, licenses and fees                           3         3        3         4        3
    Other miscellaneous expenses                               2         3        2         2        1
    ----------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                 237       234      287       281      334
    Deferred policy acquisition costs                       (159)     (155)    (205)     (205)    (250)
    ----------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSE                   78        79       82        76       84
    Amortization of deferred policy acquisition costs and
    present value of future profits                          100        89       84        87      101
    ----------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                    278       286      290       298      325
         INCOME BEFORE INCOME TAX EXPENSE                    113        93       96        87      105
    Income tax expense (benefit)                              24        17       18        16       (7)
    ----------------------------------------------------------------------------------------------------
              NET INCOME                                    $ 89      $ 76     $ 78      $ 71    $ 112
    ----------------------------------------------------------------------------------------------------


                                                           YEAR OVER                      SIX MONTHS ENDED
                                                              YEAR     SEQUENTIAL               JUNE 30,
                                                            QUARTER     QUARTER       --------------------------
REVENUES                                                    CHANGE       CHANGE        2002     2003     CHANGE
                                                           ----------  -----------    -------  --------  -------
   PREMIUMS AND OTHER CONSIDERATIONS
    Variable annuity and life fees                               (4%)         12%      $ 543     $ 490     (10%)
    Other fees                                                  (18%)        (13%)        73        71      (3%)
    ------------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                        (6%)          9%        616       561      (9%)

    Gross MVA/MGLI spread income                                   -          23%         54        49      (9%)
    Investment expenses                                            -            -         (3)       (4)    (33%)
    ------------------------------------------------------------------------------------------------------------
         NET GUARANTEED SEPARATE ACCOUNT INCOME                    -          25%         51        45     (12%)

    DIRECT PREMIUMS                                              43%           7%         40        58      45%
    REINSURANCE PREMIUMS                                        (10%)         14%        (57)      (69)    (21%)
    ------------------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS            (4%)         13%        650       595      (8%)

   NET INVESTMENT INCOME
    Gross investment income on G/A assets                        54%           7%        166       253      52%
    Investment expenses                                            -            -         (1)       (2)   (100%)
    ------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                     55%           7%        165       251      52%
    Net investment income on assigned capital                     7%          14%         29        30       3%
    Charge for invested capital                                  11%          (3%)       (70)      (61)     13%
    ------------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                        80%          10%        124       220      77%
    ------------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                     10%          12%        774       815       5%

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Death benefits                                               56%         (18%)        16        31      94%
    Other contract benefits                                       8%          (7%)        45        54      20%
    Change in reserve                                           129%          33%         13        28     115%
    Interest credited on G/A assets                              40%           8%        119       162      36%
    ------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                          40%           4%        193       275      42%

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                           52%          22%        374       511      37%
    Operating expenses                                            4%           9%         95        94      (1%)
    Premium taxes, licenses and fees                               -         (25%)         5         7      40%
    Other miscellaneous expenses                                (50%)        (50%)         4         3     (25%)
    ------------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                     41%          19%        478       615      29%
    Deferred policy acquisition costs                           (57%)        (22%)      (322)     (455)    (41%)
    ------------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSE                       8%          11%        156       160       3%
    Amortization of deferred policy acquisition costs and
    present value of future profits                               1%          16%        197       188      (5%)
    ------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                        17%           9%        546       623      14%
         INCOME BEFORE INCOME TAX EXPENSE                        (7%)         21%        228       192     (16%)
    Income tax expense (benefit)                                  NM           NM         49         9     (82%)
    ------------------------------------------------------------------------------------------------------------
              NET INCOME                                         26%          58%      $ 179     $ 183       2%
    ------------------------------------------------------------------------------------------------------------

                                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                       LIFE
                                                INVESTMENT PRODUCTS
                                             INCOME STATEMENTS - OTHER



                                                              2Q        3Q         4Q         1Q        2Q
REVENUES                                                     2002      2002       2002       2003      2003
                                                           ---------  --------   --------  ---------  --------
   PREMIUMS AND OTHER CONSIDERATIONS
    Variable annuity and life fees                             $ 17      $ 16       $ 15       $ 16      $ 18
    Other fees                                                   84        70         67         68        76
    ----------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                       101        86         82         84        94


    DIRECT PREMIUMS                                              86        99         98        100       145
    REINSURANCE PREMIUMS                                          -        (1)         -          -         -
    ----------------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS           187       184        180        184       239

   NET INVESTMENT INCOME
    Gross investment income on G/A assets                       187       196        202        201       205
    Investment expenses                                          (3)       (3)        (3)        (3)       (3)
    ----------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                    184       193        199        198       202
    Net investment income on assigned capital                     5         5          5          5         6
    Charge for invested capital                                  (1)        -          -          1         -
    ----------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                       188       198        204        204       208
    ----------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                    375       382        384        388       447

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Other contract benefits                                      77        71         71         73        72
    Change in reserve                                            59        86         86         85       133
    Interest credited on G/A assets                              91        93        105        101       106
    ----------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                         227       250        262        259       311

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                           66        53         51         52        63
    Operating expenses                                           48        50         53         47        52
    Other miscellaneous expenses                                  2         3          1          3         2
    ----------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                    116       106        105        102       117
    Deferred policy acquisition costs                           (30)      (28)       (28)       (34)      (40)
    ----------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSE                      86        78         77         68        77
    Amortization of deferred policy acquisition costs and
    present value of future profits                              20        19         18         22        20
    ----------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                       333       347        357        349       408
         INCOME BEFORE INCOME TAX EXPENSE                        42        35         27         39        39
    Income tax expense                                           13        11          8         12        10
    ----------------------------------------------------------------------------------------------------------
              NET INCOME                                       $ 29      $ 24       $ 19       $ 27      $ 29
    ----------------------------------------------------------------------------------------------------------


                                                            YEAR OVER                      SIX MONTHS ENDED
                                                              YEAR    SEQUENTIAL               JUNE 30,
                                                            QUARTER    QUARTER      ------------------------------
REVENUES                                                     CHANGE    CHANGE        2002       2003      CHANGE
                                                            ---------  --------     --------  ---------  ---------
   PREMIUMS AND OTHER CONSIDERATIONS
    Variable annuity and life fees                                6%       13%         $ 34       $ 34          -
    Other fees                                                  (10%)      12%          167        144       (14%)
    --------------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                        (7%)      12%          201        178       (11%)


    DIRECT PREMIUMS                                              69%       45%          227        245         8%
    REINSURANCE PREMIUMS                                           -         -            -          -          -
    --------------------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS            28%       30%          428        423        (1%)

   NET INVESTMENT INCOME
    Gross investment income on G/A assets                        10%        2%          371        406         9%
    Investment expenses                                            -         -           (5)        (6)      (20%)
    --------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                     10%        2%          366        400         9%
    Net investment income on assigned capital                    20%       20%           10         11        10%
    Charge for invested capital                                 100%     (100%)          (2)         1         NM
    --------------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                        11%        2%          374        412        10%
    --------------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                     19%       15%          802        835         4%

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Other contract benefits                                      (6%)      (1%)         148        145        (2%)
    Change in reserve                                           125%       56%          180        218        21%
    Interest credited on G/A assets                              16%        5%          179        207        16%
    --------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                          37%       20%          507        570        12%

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                           (5%)      21%          139        115       (17%)
    Operating expenses                                            8%       11%           96         99         3%
    Other miscellaneous expenses                                   -      (33%)           3          5        67%
    --------------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                      1%       15%          238        219        (8%)
    Deferred policy acquisition costs                           (33%)     (18%)         (62)       (74)      (19%)
    --------------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSE                     (10%)      13%          176        145       (18%)
    Amortization of deferred policy acquisition costs and
    present value of future profits                                -       (9%)          37         42        14%
    --------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                        23%       17%          720        757         5%
         INCOME BEFORE INCOME TAX EXPENSE                        (7%)        -           82         78        (5%)
    Income tax expense                                          (23%)     (17%)          26         22       (15%)
    --------------------------------------------------------------------------------------------------------------
              NET INCOME                                           -        7%         $ 56       $ 56          -
    --------------------------------------------------------------------------------------------------------------

                                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                       LIFE
                                                INVESTMENT PRODUCTS
                                     SUPPLEMENTAL DATA - SALES/OTHER DEPOSITS



                                                     2Q           3Q          4Q          1Q          2Q
                                                    2002         2002        2002        2003        2003
                                                 -----------  ----------- ----------- -----------  ----------
SALES
    INDIVIDUAL ANNUITY
      Broker-dealer                                 $ 1,761      $ 1,703     $ 2,544     $ 2,521     $ 3,003
      Banks                                             979          846       1,030         980       1,305
      -------------------------------------------------------------------------------------------------------
           TOTAL SALES BY DISTRIBUTION              $ 2,740      $ 2,549     $ 3,574     $ 3,501     $ 4,308
      -------------------------------------------------------------------------------------------------------
      Variable                                      $ 2,308      $ 2,397     $ 3,479     $ 3,437     $ 4,206
      Fixed MVA/other                                   432          152          95          64         102
      -------------------------------------------------------------------------------------------------------
           TOTAL SALES BY PRODUCT                   $ 2,740      $ 2,549     $ 3,574     $ 3,501     $ 4,308
      -------------------------------------------------------------------------------------------------------

    RETAIL MUTUAL FUNDS                             $ 1,406        $ 945       $ 832       $ 848     $ 1,151

    CORPORATE
      Annuity                                         $ 277        $ 234       $ 346       $ 179       $ 276
      Mutual funds                                        1            2           1           3           -
      -------------------------------------------------------------------------------------------------------
           TOTAL CORPORATE                            $ 278        $ 236       $ 347       $ 182       $ 276
      -------------------------------------------------------------------------------------------------------

    GOVERNMENTAL
      Annuity                                          $ 69        $ 165        $ 51        $ 77       $ 104
      Mutual funds                                        -            -           -           8           8
      -------------------------------------------------------------------------------------------------------
           TOTAL GOVERNMENTAL                          $ 69        $ 165        $ 51        $ 85       $ 112
      -------------------------------------------------------------------------------------------------------

    INSTITUTIONAL
      Structured settlements                          $ 132        $ 113       $ 183       $ 144       $ 180
      Terminal funding                                   15           43          39           9          52
      Mutual funds                                       13           12          11          16          47
      GIC/other                                         524          347         166         164         809
      -------------------------------------------------------------------------------------------------------
           TOTAL INSTITUTIONAL                        $ 684        $ 515       $ 399       $ 333     $ 1,088
      -------------------------------------------------------------------------------------------------------

    529 COLLEGE SAVINGS PLANS AND OTHER PRODUCTS       $ 31         $ 27        $ 30        $ 36        $ 49
-------------------------------------------------------------------------------------------------------------

SALES & OTHER DEPOSITS
    INDIVIDUAL ANNUITY
      Variable                                      $ 2,308      $ 2,397     $ 3,479     $ 3,437     $ 4,206
      Fixed MVA/other                                   467          186         150         140         191
      -------------------------------------------------------------------------------------------------------
           TOTAL INDIVIDUAL ANNUITY                   2,775        2,583       3,629       3,577       4,397
      -------------------------------------------------------------------------------------------------------

    RETAIL MUTUAL FUNDS                               1,406          945         832         848       1,151

    CORPORATE
      Annuity                                           257          325         295         396         327
      Mutual funds                                       36            4           5          45          52
      -------------------------------------------------------------------------------------------------------
           TOTAL CORPORATE                              293          329         300         441         379
      -------------------------------------------------------------------------------------------------------

    GOVERNMENTAL
      Annuity                                           246          369         191         234         274
      Mutual funds                                        -           43           2           8           8
      -------------------------------------------------------------------------------------------------------
           TOTAL GOVERNMENTAL                           246          412         193         242         282
      -------------------------------------------------------------------------------------------------------

    INSTITUTIONAL
      Structured settlements                            116          106         133         155         142
      Terminal funding                                   19           44          38           9          53
      Mutual funds                                       13           12          11          16          47
      GIC/Other                                         528          305          64         168         931
      -------------------------------------------------------------------------------------------------------
           TOTAL INSTITUTIONAL                          676          467         246         348       1,173
      -------------------------------------------------------------------------------------------------------

    529 COLLEGE SAVINGS PLANS AND OTHER PRODUCTS         31           27          30          36          49
    ---------------------------------------------------------------------------------------------------------

                TOTAL INVESTMENT PRODUCTS           $ 5,427      $ 4,763     $ 5,230     $ 5,492     $ 7,431
-------------------------------------------------------------------------------------------------------------


                                                   YEAR OVER                            SIX MONTHS ENDED
                                                      YEAR      SEQUENTIAL                  JUNE 30,
                                                    QUARTER      QUARTER       -----------------------------------
SALES                                                CHANGE       CHANGE          2002        2003       CHANGE
                                                   -----------  -----------    ----------- ----------- -----------
    INDIVIDUAL ANNUITY
      Broker-dealer                                       71%          19%        $ 3,487     $ 5,524         58%
      Banks                                               33%          33%          2,026       2,285         13%
      ------------------------------------------------------------------------------------------------------------
           TOTAL SALES BY DISTRIBUTION                    57%          23%        $ 5,513     $ 7,809         42%
      ------------------------------------------------------------------------------------------------------------
      Variable                                            82%          22%        $ 4,472     $ 7,643         71%
      Fixed MVA/other                                    (76%)         59%          1,041         166        (84%)
      ------------------------------------------------------------------------------------------------------------
           TOTAL SALES BY PRODUCT                         57%          23%        $ 5,513     $ 7,809         42%
      ------------------------------------------------------------------------------------------------------------

    RETAIL MUTUAL FUNDS                                  (18%)         36%        $ 3,001     $ 1,999        (33%)

    CORPORATE
      Annuity                                               -          54%          $ 421       $ 455          8%
      Mutual funds                                      (100%)       (100%)             1           3        200%
      ------------------------------------------------------------------------------------------------------------
           TOTAL CORPORATE                                (1%)         52%          $ 422       $ 458          9%
      ------------------------------------------------------------------------------------------------------------

    GOVERNMENTAL
      Annuity                                             51%          35%          $ 122       $ 181         48%
      Mutual funds                                         NM            -              -          16          NM
      ------------------------------------------------------------------------------------------------------------
           TOTAL GOVERNMENTAL                             62%          32%          $ 122       $ 197         61%
      ------------------------------------------------------------------------------------------------------------

    INSTITUTIONAL
      Structured settlements                              36%          25%          $ 220       $ 324         47%
      Terminal funding                                     NM           NM             62          61         (2%)
      Mutual funds                                         NM         194%             24          63        163%
      GIC/other                                           54%           NM            769         973         27%
      ------------------------------------------------------------------------------------------------------------
           TOTAL INSTITUTIONAL                            59%           NM        $ 1,075     $ 1,421         32%
      ------------------------------------------------------------------------------------------------------------

    529 COLLEGE SAVINGS PLANS AND OTHER PRODUCTS          58%          36%           $ 37        $ 85        130%
------------------------------------------------------------------------------------------------------------------

SALES & OTHER DEPOSITS
    INDIVIDUAL ANNUITY
      Variable                                            82%          22%        $ 4,472     $ 7,643         71%
      Fixed MVA/other                                    (59%)         36%          1,109         331        (70%)
      ------------------------------------------------------------------------------------------------------------
           TOTAL INDIVIDUAL ANNUITY                       58%          23%          5,581       7,974         43%
      ------------------------------------------------------------------------------------------------------------

    RETAIL MUTUAL FUNDS                                  (18%)         36%          3,001       1,999        (33%)

    CORPORATE
      Annuity                                             27%         (17%)           624         723         16%
      Mutual funds                                        44%          16%             59          97         64%
      ------------------------------------------------------------------------------------------------------------
           TOTAL CORPORATE                                29%         (14%)           683         820         20%
      ------------------------------------------------------------------------------------------------------------

    GOVERNMENTAL
      Annuity                                             11%          17%            445         508         14%
      Mutual funds                                         NM            -              -          16          NM
      ------------------------------------------------------------------------------------------------------------
           TOTAL GOVERNMENTAL                             15%          17%            445         524         18%
      ------------------------------------------------------------------------------------------------------------

    INSTITUTIONAL
      Structured settlements                              22%          (8%)           259         297         15%
      Terminal funding                                   179%           NM             62          62           -
      Mutual funds                                         NM         194%             24          63        163%
      GIC/Other                                           76%           NM            678       1,099         62%
      ------------------------------------------------------------------------------------------------------------
           TOTAL INSTITUTIONAL                            74%           NM          1,023       1,521         49%
      ------------------------------------------------------------------------------------------------------------

    529 COLLEGE SAVINGS PLANS AND OTHER PRODUCTS          58%          36%             37          85        130%
    --------------------------------------------------------------------------------------------------------------

                TOTAL INVESTMENT PRODUCTS                 37%          35%       $ 10,770    $ 12,923         20%
------------------------------------------------------------------------------------------------------------------

                                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                       LIFE
                                                INVESTMENT PRODUCTS
                                    SUPPLEMENTAL DATA - ASSETS UNDER MANAGEMENT



                                                                  2Q           3Q           4Q           1Q
                                                                 2002         2002         2002         2003
                                                              ----------- ------------- -----------  -----------
INDIVIDUAL ANNUITY
         General account                                         $ 5,985       $ 7,569     $ 8,583      $ 9,523
         Guaranteed separate account                               9,562         9,684       9,721        9,747
         Non-guaranteed separate account                          62,578        52,878      56,604       55,379
         --------------------------------------------------------------------------------------------------------
           TOTAL INDIVIDUAL ANNUITY                             $ 78,125      $ 70,131    $ 74,908     $ 74,649
-----------------------------------------------------------------------------------------------------------------

OTHER INVESTMENT PRODUCTS
         General account                                        $ 11,233      $ 11,906    $ 11,913     $ 12,350
         Guaranteed separate account                                 408           429         417          407
         Non-guaranteed separate account                           7,870         7,033       7,591        7,617
         --------------------------------------------------------------------------------------------------------
           TOTAL OTHER INVESTMENT PRODUCTS                      $ 19,511      $ 19,368    $ 19,921     $ 20,374
-----------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT PRODUCTS
         General account                                        $ 17,218      $ 19,475    $ 20,496     $ 21,873
         Guaranteed separate account                               9,970        10,113      10,138       10,154
         Non-guaranteed separate account                          70,448        59,911      64,195       62,996
         --------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENT PRODUCTS                            $ 97,636      $ 89,499    $ 94,829     $ 95,023
-----------------------------------------------------------------------------------------------------------------

BY PRODUCT
         INDIVIDUAL ANNUITY
           Individual Variable Annuities
            General account                                      $ 5,127       $ 6,704     $ 7,702      $ 8,620
            Separate account                                      62,585        52,914      56,641       55,427
            -----------------------------------------------------------------------------------------------------
            Total individual variable annuities                   67,712        59,618      64,343       64,047

           Fixed MVA & other individual annuities                 10,413        10,513      10,565       10,602
           ------------------------------------------------------------------------------------------------------
            TOTAL INDIVIDUAL ANNUITY                              78,125        70,131      74,908       74,649
           ------------------------------------------------------------------------------------------------------

         CORPORATE - ANNUITY                                       2,751         2,759       2,972        3,212

         GOVERNMENTAL - ANNUITY                                    7,298         6,890       7,211        7,199

         INSTITUTIONAL
           Structured settlements                                  2,485         2,588       2,686        2,838
           Terminal funding                                        1,899         1,944       1,978        1,975
           Other                                                   1,869         1,702       1,741        1,681
           GIC                                                     3,209         3,485       3,333        3,469
           ------------------------------------------------------------------------------------------------------
            TOTAL INSTITUTIONAL                                    9,462         9,719       9,738        9,963
           ------------------------------------------------------------------------------------------------------

            TOTAL INVESTMENT PRODUCTS ACCOUNT VALUE               97,636        89,499      94,829       95,023

         SPECIALTY PRODUCTS/OTHER - SEGREGATED ASSETS                  -             -           -            7

         MUTUAL FUND ASSETS
           Retail mutual fund assets                              14,922        12,967      14,079       13,742
           Corporate mutual fund assets                              416           361         393          394
           Governmental mutual fund assets                           693           604         642          609
           Specialty product/other mutual fund assets                  -             -           -           84
           Institutional mutual fund assets                          151           107         120          108
           529 College Savings Plan assets                            34            53          87          108
           ------------------------------------------------------------------------------------------------------
            TOTAL MUTUAL FUND ASSETS                              16,216        14,092      15,321       15,045
           ------------------------------------------------------------------------------------------------------

            TOTAL INVESTMENT PRODUCTS ASSETS UNDER MANAGEMENT   $113,852     $ 103,591    $110,150     $110,075
-----------------------------------------------------------------------------------------------------------------

                                                                            Year Over
                                                                               Year      Sequential
                                                                  2Q         Quarter      Quarter
                                                                 2003         Change       Change
                                                               ----------   -----------  -----------
INDIVIDUAL ANNUITY
         General account                                         $ 9,899           65%           4%
         Guaranteed separate account                               9,685            1%          (1%)
         Non-guaranteed separate account                          64,751            3%          17%
         -------------------------------------------------------------------------------------------
           TOTAL INDIVIDUAL ANNUITY                             $ 84,335            8%          13%
----------------------------------------------------------------------------------------------------

OTHER INVESTMENT PRODUCTS
         General account                                        $ 13,178           17%           7%
         Guaranteed separate account                                 401           (2%)         (1%)
         Non-guaranteed separate account                           9,156           16%          20%
         -------------------------------------------------------------------------------------------
           TOTAL OTHER INVESTMENT PRODUCTS                      $ 22,735           17%          12%
----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT PRODUCTS
         General account                                        $ 23,077           34%           6%
         Guaranteed separate account                              10,086            1%          (1%)
         Non-guaranteed separate account                          73,907            5%          17%
         -------------------------------------------------------------------------------------------
           TOTAL INVESTMENT PRODUCTS                            $107,070           10%          13%
----------------------------------------------------------------------------------------------------

BY PRODUCT
         INDIVIDUAL ANNUITY
           Individual Variable Annuities
            General account                                      $ 8,959           75%           4%
            Separate account                                      64,789            4%          17%
            ----------------------------------------------------------------------------------------
            Total individual variable annuities                   73,748            9%          15%

           Fixed MVA & other individual annuities                 10,587            2%            -
           -----------------------------------------------------------------------------------------
            TOTAL INDIVIDUAL ANNUITY                              84,335            8%          13%
           -----------------------------------------------------------------------------------------

         CORPORATE - ANNUITY                                       3,700           34%          15%

         GOVERNMENTAL - ANNUITY                                    7,811            7%           9%

         INSTITUTIONAL
           Structured settlements                                  2,979           20%           5%
           Terminal funding                                        2,047            8%           4%
           Other                                                   2,151           15%          28%
           GIC                                                     4,047           26%          17%
           -----------------------------------------------------------------------------------------
            TOTAL INSTITUTIONAL                                   11,224           19%          13%
           -----------------------------------------------------------------------------------------

            TOTAL INVESTMENT PRODUCTS ACCOUNT VALUE              107,070           10%          13%

         SPECIALTY PRODUCTS/OTHER - SEGREGATED ASSETS                 20            NM         186%

         MUTUAL FUND ASSETS
           Retail mutual fund assets                              16,290            9%          19%
           Corporate mutual fund assets                              471           13%          20%
           Governmental mutual fund assets                           684           (1%)         12%
           Specialty product/other mutual fund assets                104            NM          24%
           Institutional mutual fund assets                          166           10%          54%
           529 College Savings Plan assets                           147            NM          36%
           -----------------------------------------------------------------------------------------
            TOTAL MUTUAL FUND ASSETS                              17,862           10%          19%
           -----------------------------------------------------------------------------------------

            TOTAL INVESTMENT PRODUCTS ASSETS UNDER MANAGEMENT   $124,952           10%          14%
----------------------------------------------------------------------------------------------------

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                               LIFE
                                                        INVESTMENT PRODUCTS
                               SUPPLEMENTAL DATA - INDIVIDUAL ANNUITY- ACCOUNT VALUE ROLLFORWARD [1]


                                                                                        2Q              3Q             4Q
                                                                                       2002            2002           2002
                                                                                   --------------  -------------  --------------
VARIABLE ANNUITIES                                               BEGINNING BALANCE      $ 75,044       $ 67,712        $ 59,618
     Sales/premiums/other deposits                                                         2,308          2,397           3,479
     Change in market value/change in reserve/interest credited                           (7,564)        (8,265)          3,343
     Surrenders                                                                           (1,773)        (1,957)         (1,859)
     Death benefits/annuitizations/other                                                    (292)          (265)           (249)
     Net exchanges                                                                           (11)            (4)             11
     ---------------------------------------------------------------------------------------------------------------------------
                                                                    ENDING BALANCE      $ 67,712       $ 59,618        $ 64,343

--------------------------------------------------------------------------------------------------------------------------------
FIXED MVA AND OTHER                                              BEGINNING BALANCE      $ 10,080       $ 10,413        $ 10,513
     Sales/premiums/other deposits                                                           467            186             150
     Change in market value/change in reserve/interest credited                              139            142             167
     Surrenders                                                                             (188)          (142)           (163)
     Death benefits/annuitizations/other                                                     (99)           (95)            (92)
     Net exchanges                                                                            14              9             (10)
     ---------------------------------------------------------------------------------------------------------------------------
                                                                    ENDING BALANCE      $ 10,413       $ 10,513        $ 10,565

--------------------------------------------------------------------------------------------------------------------------------
TOTAL INDIVIDUAL ANNUITY                                         BEGINNING BALANCE      $ 85,124       $ 78,125        $ 70,131
     Sales/premiums/other deposits                                                         2,775          2,583           3,629
     Change in market value/change in reserve/interest credited                           (7,425)        (8,123)          3,510
     Surrenders                                                                           (1,961)        (2,099)         (2,022)
     Death benefits/annuitizations/other                                                    (391)          (360)           (341)
     Net exchanges                                                                             3              5               1
     ---------------------------------------------------------------------------------------------------------------------------
                                                                    ENDING BALANCE      $ 78,125       $ 70,131        $ 74,908

--------------------------------------------------------------------------------------------------------------------------------



                                                                                         1Q             2Q
                                                                                        2003           2003
                                                                                    -------------- --------------
VARIABLE ANNUITIES                                               BEGINNING BALANCE       $ 64,343       $ 64,047
     Sales/premiums/other deposits                                                          3,437          4,206
     Change in market value/change in reserve/interest credited                            (1,634)         7,236
     Surrenders                                                                            (1,800)        (1,467)
     Death benefits/annuitizations/other                                                     (307)          (297)
     Net exchanges                                                                              8             23
     ------------------------------------------------------------------------------------------------------------
                                                                    ENDING BALANCE       $ 64,047       $ 73,748

-----------------------------------------------------------------------------------------------------------------
FIXED MVA AND OTHER                                              BEGINNING BALANCE       $ 10,565       $ 10,602
     Sales/premiums/other deposits                                                            140            191
     Change in market value/change in reserve/interest credited                               155            167
     Surrenders                                                                              (152)          (239)
     Death benefits/annuitizations/other                                                      (99)          (113)
     Net exchanges                                                                             (7)           (21)
     ------------------------------------------------------------------------------------------------------------
                                                                    ENDING BALANCE       $ 10,602       $ 10,587

-----------------------------------------------------------------------------------------------------------------
TOTAL INDIVIDUAL ANNUITY                                         BEGINNING BALANCE       $ 74,908       $ 74,649
     Sales/premiums/other deposits                                                          3,577          4,397
     Change in market value/change in reserve/interest credited                            (1,479)         7,403
     Surrenders                                                                            (1,952)        (1,706)
     Death benefits/annuitizations/other                                                     (406)          (410)
     Net exchanges                                                                              1              2
     ------------------------------------------------------------------------------------------------------------
                                                                    ENDING BALANCE       $ 74,649       $ 84,335

-----------------------------------------------------------------------------------------------------------------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                               LIFE
                                                        INVESTMENT PRODUCTS
                                SUPPLEMENTAL DATA - OTHER - ACCOUNT VALUE AND ASSET ROLLFORWARD [1]




                                                                                          2Q              3Q             4Q
                                                                                         2002            2002           2002
                                                                                     -------------   -------------  --------------
OTHER INVESTMENT PRODUCTS   ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                                       BEGINNING BALANCE     $ 19,894        $ 19,511        $ 19,368
                              Sales/premiums/other deposits                                 1,166           1,149             721
                              Change in market value/change in reserve/interest credited     (670)           (754)            555
                              Surrenders                                                     (743)           (409)           (595)
                              Death benefits/annuitizations/other                            (136)           (129)           (128)
                              ----------------------------------------------------------------------------------------------------
                                                                      ENDING BALANCE     $ 19,511        $ 19,368        $ 19,921

----------------------------------------------------------------------------------------------------------------------------------
RETAIL MUTUAL FUNDS         ASSET ROLLFORWARD
                                                                   BEGINNING BALANCE     $ 16,225        $ 14,922        $ 12,967
                              New sales                                                     1,406             945             832
                              Redemptions                                                    (727)           (809)           (705)
                              ----------------------------------------------------------------------------------------------------
                                   Net sales                                                  679             136             127
                              Change in market value                                       (1,982)         (2,087)            935
                              Other                                                             -              (4)             50
                              ----------------------------------------------------------------------------------------------------
                                                                      ENDING BALANCE     $ 14,922        $ 12,967        $ 14,079

----------------------------------------------------------------------------------------------------------------------------------

                                                                                            1Q              2Q
                                                                                           2003            2003
                                                                                       --------------  --------------
OTHER INVESTMENT PRODUCTS   ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                                       BEGINNING BALANCE        $ 19,921        $ 20,374
                              Sales/premiums/other deposits                                      962           1,727
                              Change in market value/change in reserve/interest credited         (39)          1,160
                              Surrenders                                                        (348)           (411)
                              Death benefits/annuitizations/other                               (122)           (115)
                              ---------------------------------------------------------------------------------------
                                                                      ENDING BALANCE        $ 20,374        $ 22,735

---------------------------------------------------------------------------------------------------------------------
RETAIL MUTUAL FUNDS         ASSET ROLLFORWARD
                                                                   BEGINNING BALANCE        $ 14,079        $ 13,742
                              New sales                                                          848           1,151
                              Redemptions                                                       (716)           (615)
                              ---------------------------------------------------------------------------------------
                                   Net sales                                                     132             536
                              Change in market value                                            (469)          2,012
                              Other                                                                -               -
                              ---------------------------------------------------------------------------------------
                                                                      ENDING BALANCE        $ 13,742        $ 16,290

---------------------------------------------------------------------------------------------------------------------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                      LIFE
                                               INVESTMENT PRODUCTS
                            SUPPLEMENTAL DATA - GUARANTEED MINIMUM DEATH BENEFITS [1]


                                                                                       AS OF JUNE 30, 2003
                                                                                  ------------------------------
                                                                                   ACCOUNT          NET AMT
                                                                                    VALUE           AT RISK
                                                                                  -----------    --------------
                         Maximum anniversary value (MAV) [2]
BREAKDOWN OF VARIABLE       MAV only                                                $ 57,203          $ 14,357
ANNUITY ACCOUNT VALUE       with 5% rollup [3]                                         3,773               930
BY GMDB TYPE                with Earnings Protection Benefit Rider (EPB)               2,007               126
                            with 5% rollup & EPB                                       1,303               120
                            ------------------------------------------------------------------------------------
                            Total MAV                                                 64,286            15,533
                         Asset Protection Benefit (APB) [4]                              309                 3
                         Ratchet [5] (5-7 years)                                       7,485             1,689
                         Reset [6] (5-7 years)                                         1,250               135
                         Return of Premium [7]/Other                                     418                15
                         ---------------------------------------------------------------------------------------
                            TOTAL                                                   $ 73,748          $ 17,375
----------------------------------------------------------------------------------------------------------------


                                                                                      AS OF JUNE 30, 2003
                                                                                  -----------------------------
                                                                                     % OF NAR       RETAINED
                                                                                      REINSURED        NAR
                                                                                    ------------   ------------
                         Maximum anniversary value (MAV) [2]
BREAKDOWN OF VARIABLE       MAV only                                                        88%        $ 1,705
ANNUITY ACCOUNT VALUE       with 5% rollup [3]                                              82%            164
BY GMDB TYPE                with Earnings Protection Benefit Rider (EPB)                    64%             45
                            with 5% rollup & EPB                                            83%             21
                            -----------------------------------------------------------------------------------
                            Total MAV                                                       88%          1,935
                         Asset Protection Benefit (APB) [4]                                 40%              2
                         Ratchet [5] (5-7 years)                                              -          1,681
                         Reset [6] (5-7 years)                                               1%            134
                         Return of Premium [7]/Other                                          -             15
                         --------------------------------------------------------------------------------------
                            TOTAL                                                           78%        $ 3,767
---------------------------------------------------------------------------------------------------------------


                                                                                    AS OF            AS OF
                                                                                  SEPTEMBER 30,    DECEMBER 31,
OTHER DATA                                                                           2002            2002
                                                                                  -----------    --------------
                      o  S&P 500 Index Value at end of period                         815.28            879.82
                      o  Total Account Value                                        $ 59,618          $ 64,343
                      o  Net Amount at risk                                           25,905            22,387
                      o  Retained net amount at risk                                   4,871             4,063
                      o  GMDB net statutory reserve [8]                                  366               267
                      o  Present value of retained guaranteed death benefits             184               159
                      o  95% Confidence interval of present value of retained
                            guaranteed death benefits                              (91 - 378)        (86 - 349)
                      ------------------------------------------------------------------------------------------
                      o  Embedded value of variable annuity in-force business [1]
                            Value of in-force                                        $ 2,258           $ 2,510
                            Cost of capital                                             (248)             (284)
                      ------------------------------------------------------------------------------------------
                            TOTAL EMBEDDED VALUE                                     $ 2,010           $ 2,226
----------------------------------------------------------------------------------------------------------------


                                                                                       AS OF          AS OF
                                                                                     MARCH 31,      JUNE 30,
OTHER DATA                                                                             2003           2003
                                                                                    ------------   ------------
                      o  S&P 500 Index Value at end of period                            848.18         974.50
                      o  Total Account Value                                           $ 64,047       $ 73,748
                      o  Net Amount at risk                                              23,587         17,375
                      o  Retained net amount at risk                                      4,423          3,767
                      o  GMDB net statutory reserve [8]                                     286            233
                      o  Present value of retained guaranteed death benefits                191            183
                      o  95% Confidence interval of present value of retained
                            guaranteed death benefits                                (108 - 396)    (121 - 387)
                      -----------------------------------------------------------------------------------------
                      o  Embedded value of variable annuity in-force business [1]
                            Value of in-force                                           $ 2,332        $ 2,545
                            Cost of capital                                                (281)          (339)
                      -----------------------------------------------------------------------------------------
                            TOTAL EMBEDDED VALUE                                        $ 2,051        $ 2,206
---------------------------------------------------------------------------------------------------------------

[1] Significant Assumptions: (a) 9.25% cost of capital, (b) 9% separate account appreciation (c) 35% Effective tax rate. Excludes the value of statutory surplus required to support the in-force business.
[2] MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).
[3] Rollup: the death benefit is the greatest of current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.
[4] APB: the death benefit is the greater of current account value or current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).
[5] Ratchet: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any specified anniversary before age 85 (adjusted for withdrawals).
[6] Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five or seven year anniversary account value before age 80 (adjusted for withdrawals).
[7] Return of premium: the death benefit is the greater of current account value and net premiums paid.
[8]  No equivalent GAAP reserve is held by the Company.

                                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     LIFE
                                                INDIVIDUAL LIFE
                                               INCOME STATEMENTS




                                                             2Q       3Q       4Q        1Q       2Q
REVENUES                                                    2002     2002     2002      2003     2003
                                                           -------- -------- --------  -------  -------
   PREMIUMS AND OTHER CONSIDERATIONS
    Variable annuity and life fees                            $ 11      $ 9     $ 10      $ 9     $ 11
    Cost of insurance charges                                  103      104      105      106      107
    Other fees                                                  64       62       60       64       64
    ---------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                      178      175      175      179      182

    Gross MVA/MGLI spread income                                 2        3        2        3        2
    ---------------------------------------------------------------------------------------------------
         NET GUARANTEED SEPARATE ACCOUNT INCOME                  2        3        2        3        2

    Direct premiums                                             14       14       15       14       15
    Net reinsurance premiums                                   (15)     (17)     (18)     (18)     (21)
    ---------------------------------------------------------------------------------------------------
         NET PREMIUMS                                           (1)      (3)      (3)      (4)      (6)
    ---------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS          179      175      174      178      178

   NET INVESTMENT INCOME
    Gross FAS 97 investment income on G/A assets                63       61       59       62       58
    Gross FAS 60 investment income on G/A assets                13       11       12       11       11
    ---------------------------------------------------------------------------------------------------
         GROSS INVESTMENT INCOME ON G/A ASSETS                  76       72       71       73       69
    Investment expenses                                          -       (1)      (1)      (1)       -
    ---------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                    76       71       70       72       69
    Net investment income on assigned capital                    4        3        4        4        3
    Charge for invested capital                                (10)     (10)     (10)     (10)     (10)
    ---------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                       70       64       64       66       62
    ---------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                   249      239      238      244      240

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Death benefits                                              57       50       61       61       55
    Other contract benefits                                      7        7        5        5        6
    Change in reserve                                           (4)      (1)       -        -       (2)
    Interest credited on G/A assets                             52       48       47       46       49
    ---------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                        112      104      113      112      108

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                          43       37       45       37       37
    Operating expenses                                          48       45       48       44       47
    Premium taxes, licenses and fees                             8        8        7        8        7
    Dividends to policyholders                                   1        1        -        1        -
    ---------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                   100       91      100       90       91
    Deferred policy acquisition costs                          (60)     (54)     (57)     (51)     (52)
    ---------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSE                     40       37       43       39       39
    Amortization of deferred policy acquisition costs and
    present value of future profits                             46       49       32       46       43
    ---------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                      198      190      188      197      190
         INCOME BEFORE INCOME TAX EXPENSE                       51       49       50       47       50
    Income tax expense                                          16       16       16       15       14
    ---------------------------------------------------------------------------------------------------
              NET INCOME                                      $ 35     $ 33     $ 34     $ 32     $ 36

    ---------------------------------------------------------------------------------------------------



                                                             YEAR OVER                 SIX MONTHS ENDED
                                                              YEAR     SEQUENTIAL           JUNE 30,
                                                              QUARTER    QUARTER   -------------------------
REVENUES                                                      CHANGE     CHANGE     2002     2003    CHANGE
                                                             -----------------------------  -------  -------
   PREMIUMS AND OTHER CONSIDERATIONS
    Variable annuity and life fees                                 -       22%       $ 22     $ 20      (9%)
    Cost of insurance charges                                     4%        1%        206      213       3%
    Other fees                                                     -         -        117      128       9%
    --------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                         2%        2%        345      361       5%

    Gross MVA/MGLI spread income                                   -      (33%)         5        5        -
    --------------------------------------------------------------------------------------------------------
         NET GUARANTEED SEPARATE ACCOUNT INCOME                    -      (33%)         5        5        -

    Direct premiums                                               7%        7%         27       29       7%
    Net reinsurance premiums                                    (40%)     (17%)       (29)     (39)    (34%)
    --------------------------------------------------------------------------------------------------------
         NET PREMIUMS                                             NM      (50%)        (2)     (10)      NM
    --------------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS            (1%)        -        348      356       2%

   NET INVESTMENT INCOME
    Gross FAS 97 investment income on G/A assets                 (8%)      (6%)       124      120      (3%)
    Gross FAS 60 investment income on G/A assets                (15%)        -         21       22       5%
    --------------------------------------------------------------------------------------------------------
         GROSS INVESTMENT INCOME ON G/A ASSETS                   (9%)      (5%)       145      142      (2%)
    Investment expenses                                            -      100%         (1)      (1)       -
    --------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                     (9%)      (4%)       144      141      (2%)
    Net investment income on assigned capital                   (25%)     (25%)         8        7     (13%)
    Charge for invested capital                                    -         -        (19)     (20)     (5%)
    --------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                       (11%)      (6%)       133      128      (4%)
    --------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                     (4%)      (2%)       481      484       1%

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Death benefits                                               (4%)     (10%)       121      116      (4%)
    Other contract benefits                                     (14%)      20%         11       11        -
    Change in reserve                                            50%        NM         (7)      (2)     71%
    Interest credited on G/A assets                              (6%)       7%        101       95      (6%)
    --------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                          (4%)      (4%)       226      220      (3%)

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                          (14%)        -         91       74     (19%)
    Operating expenses                                           (2%)       7%         92       91      (1%)
    Premium taxes, licenses and fees                            (13%)     (13%)        16       15      (6%)
    Dividends to policyholders                                 (100%)    (100%)         2        1     (50%)
    --------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                     (9%)       1%        201      181     (10%)
    Deferred policy acquisition costs                            13%       (2%)      (122)    (103)     16%
    --------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSE                      (3%)        -         79       78      (1%)
    Amortization of deferred policy acquisition costs and
    present value of future profits                              (7%)      (7%)        79       89      13%
    --------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                        (4%)      (4%)       384      387       1%
         INCOME BEFORE INCOME TAX EXPENSE                        (2%)       6%         97       97        -
    Income tax expense                                          (13%)      (7%)        31       29      (6%)
    --------------------------------------------------------------------------------------------------------
              NET INCOME                                          3%       13%       $ 66     $ 68       3%

    --------------------------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                                           INDIVIDUAL LIFE
                                                          SUPPLEMENTAL DATA




                                                        2Q              3Q               4Q              1Q               2Q
                                                       2002            2002             2002            2003             2003
                                                  --------------- ---------------  --------------- ---------------  ---------------
SALES BY DISTRIBUTION
     Wirehouse/regional broker-dealer/banks                 $ 22            $ 17             $ 22            $ 15             $ 18
     Independent broker-dealer/WFS                            15              13               12              13               11
     Life professional/other                                   7               7               14              11                8
     ------------------------------------------------------------------------------------------------------------------------------
          TOTAL SALES BY DISTRIBUTION                       $ 44            $ 37             $ 48            $ 39             $ 37
-----------------------------------------------------------------------------------------------------------------------------------

SALES BY PRODUCT
     Variable life                                          $ 37            $ 30             $ 36            $ 26             $ 23
     Universal life                                            5               5                9              11               11
     Term life/other                                           2               2                3               2                3
     ------------------------------------------------------------------------------------------------------------------------------
          TOTAL SALES BY PRODUCT                            $ 44            $ 37             $ 48            $ 39             $ 37
-----------------------------------------------------------------------------------------------------------------------------------

ACCOUNT VALUE
     General account                                     $ 3,600         $ 3,639          $ 3,658         $ 3,682          $ 3,722
     Separate account                                      4,035           3,721            3,899           3,901            4,344
     ------------------------------------------------------------------------------------------------------------------------------
          TOTAL ACCOUNT VALUE                            $ 7,635         $ 7,360          $ 7,557         $ 7,583          $ 8,066
-----------------------------------------------------------------------------------------------------------------------------------

ACCOUNT VALUE BY PRODUCT
     Variable life                                       $ 3,760         $ 3,458          $ 3,648         $ 3,673          $ 4,141
     Universal life/interest sensitive whole life          3,097           3,146            3,139           3,144            3,166
     Modified guaranteed life                                685             683              680             677              671
     Other                                                    93              73               90              89               88
     ------------------------------------------------------------------------------------------------------------------------------
          TOTAL ACCOUNT VALUE BY PRODUCT                 $ 7,635         $ 7,360          $ 7,557         $ 7,583          $ 8,066
-----------------------------------------------------------------------------------------------------------------------------------

LIFE INSURANCE IN FORCE
     Variable life                                      $ 64,930        $ 65,797         $ 66,715        $ 66,631         $ 66,518
     Universal life/interest sensitive whole life         39,118          38,743           38,457          38,098           37,935
     Term life                                            18,636          19,393           20,312          21,115           21,895
     Modified guaranteed life                                977             961              947             933              918
     Other                                                   235             244              249             252              254
     ------------------------------------------------------------------------------------------------------------------------------
          TOTAL LIFE INSURANCE IN FORCE                 $123,896        $125,138         $126,680        $127,029         $127,520
-----------------------------------------------------------------------------------------------------------------------------------


                                                    YEAR OVER                                SIX MONTHS ENDED
                                                       YEAR        SEQUENTIAL                     JUNE 30,
                                                     QUARTER        QUARTER          ---------------------------------
                                                      CHANGE         CHANGE            2002         2003      CHANGE
                                                   -------------  -------------      ----------  -----------  --------
SALES BY DISTRIBUTION
     Wirehouse/regional broker-dealer/banks                (18%)           20%            $ 38         $ 33      (13%)
     Independent broker-dealer/WFS                         (27%)          (15%)             31           24      (23%)
     Life professional/other                                14%           (27%)             19           19         -
     -----------------------------------------------------------------------------------------------------------------
          TOTAL SALES BY DISTRIBUTION                      (16%)           (5%)           $ 88         $ 76      (14%)
----------------------------------------------------------------------------------------------------------------------

SALES BY PRODUCT
     Variable life                                         (38%)          (12%)           $ 75         $ 49      (35%)
     Universal life                                        120%              -               8           22      175%
     Term life/other                                        50%            50%               5            5         -
     -----------------------------------------------------------------------------------------------------------------
          TOTAL SALES BY PRODUCT                           (16%)           (5%)           $ 88         $ 76      (14%)
----------------------------------------------------------------------------------------------------------------------

ACCOUNT VALUE
     General account                                         3%             1%
     Separate account                                        8%            11%
     -----------------------------------------------------------------------------------------------------------------
          TOTAL ACCOUNT VALUE                                6%             6%
----------------------------------------------------------------------------------------------------------------------

ACCOUNT VALUE BY PRODUCT
     Variable life                                          10%            13%
     Universal life/interest sensitive whole life            2%             1%
     Modified guaranteed life                               (2%)           (1%)
     Other                                                  (5%)           (1%)
     -----------------------------------------------------------------------------------------------------------------
          TOTAL ACCOUNT VALUE BY PRODUCT                     6%             6%
----------------------------------------------------------------------------------------------------------------------

LIFE INSURANCE IN FORCE
     Variable life                                           2%              -
     Universal life/interest sensitive whole life           (3%)             -
     Term life                                              17%             4%
     Modified guaranteed life                               (6%)           (2%)
     Other                                                   8%             1%
     -----------------------------------------------------------------------------------------------------------------
          TOTAL LIFE INSURANCE IN FORCE                      3%              -
----------------------------------------------------------------------------------------------------------------------

                                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                       LIFE
                                                  INDIVIDUAL LIFE
                                             ACCOUNT VALUE ROLLFORWARD

                                                                      2Q               3Q               4Q
                                                                     2002             2002             2002
                                                                ---------------  ---------------  ---------------
VARIABLE LIFE                                 BEGINNING BALANCE        $ 4,119          $ 3,760          $ 3,458
                          First year & single premiums                     103               91               94
                          Renewal premiums                                 120              117              135
                     --------------------------------------------------------------------------------------------
                     Premiums and deposits                                 223              208              229
                     Change in market value/interest credited             (428)            (369)             127
                     Surrenders                                            (58)             (45)             (65)
                     Death benefits/policy fees                           (101)             (98)            (105)
                     Net exchanges                                           5                2                4
                     --------------------------------------------------------------------------------------------
                                                 ENDING BALANCE        $ 3,760          $ 3,458          $ 3,648

-----------------------------------------------------------------------------------------------------------------
OTHER [1]                                     BEGINNING BALANCE        $ 3,864          $ 3,875          $ 3,902
                          First year & single premiums                       9                8               12
                          Renewal premiums                                  84              111               90
                     --------------------------------------------------------------------------------------------
                     Premiums and deposits                                  93              119              102
                     Change in market value/interest credited               58               50               52
                     Surrenders                                            (49)             (54)             (55)
                     Death benefits/policy fees                            (86)             (86)             (88)
                     Net exchanges                                          (5)              (2)              (4)
                     --------------------------------------------------------------------------------------------
                                                 ENDING BALANCE        $ 3,875          $ 3,902          $ 3,909

-----------------------------------------------------------------------------------------------------------------
TOTAL INDIVIDUAL LIFE                         BEGINNING BALANCE        $ 7,983          $ 7,635          $ 7,360
                          First year & single premiums                     112               99              106
                          Renewal premiums                                 204              228              225
                     --------------------------------------------------------------------------------------------
                     Premiums and deposits                                 316              327              331
                     Change in market value/interest credited             (370)            (319)             179
                     Surrenders                                           (107)             (99)            (120)
                     Death benefits/policy fees                           (187)            (184)            (193)
                     Net exchanges                                           -                -                -
                     --------------------------------------------------------------------------------------------
                                                 ENDING BALANCE        $ 7,635          $ 7,360          $ 7,557

-----------------------------------------------------------------------------------------------------------------


                                                                        1Q              2Q
                                                                       2003            2003
                                                                  --------------- ----------------
VARIABLE LIFE                                 BEGINNING BALANCE          $ 3,648          $ 3,673
                          First year & single premiums                        78               69
                          Renewal premiums                                   133              125
                     -----------------------------------------------------------------------------
                     Premiums and deposits                                   211              194
                     Change in market value/interest credited                (35)             437
                     Surrenders                                              (52)             (60)
                     Death benefits/policy fees                             (104)            (107)
                     Net exchanges                                             5                4
                     -----------------------------------------------------------------------------
                                                 ENDING BALANCE          $ 3,673          $ 4,141

--------------------------------------------------------------------------------------------------
OTHER [1]                                     BEGINNING BALANCE          $ 3,909          $ 3,910
                          First year & single premiums                        13               20
                          Renewal premiums                                    86               83
                     -----------------------------------------------------------------------------
                     Premiums and deposits                                    99              103
                     Change in market value/interest credited                 49               52
                     Surrenders                                              (54)             (48)
                     Death benefits/policy fees                              (88)             (88)
                     Net exchanges                                            (5)              (4)
                     -----------------------------------------------------------------------------
                                                 ENDING BALANCE          $ 3,910          $ 3,925

--------------------------------------------------------------------------------------------------
TOTAL INDIVIDUAL LIFE                         BEGINNING BALANCE          $ 7,557          $ 7,583
                          First year & single premiums                        91               89
                          Renewal premiums                                   219              208
                     -----------------------------------------------------------------------------
                     Premiums and deposits                                   310              297
                     Change in market value/interest credited                 14              489
                     Surrenders                                             (106)            (108)
                     Death benefits/policy fees                             (192)            (195)
                     Net exchanges                                             -                -
                     -----------------------------------------------------------------------------
                                                 ENDING BALANCE          $ 7,583          $ 8,066

--------------------------------------------------------------------------------------------------

[1] Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

                                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     LIFE
                                                GROUP BENEFITS
                                               INCOME STATEMENTS




                                                            2Q       3Q       4Q        1Q       2Q
REVENUES                                                   2002     2002     2002      2003     2003
                                                          -------- -------- --------  -------- --------
   PREMIUMS AND OTHER CONSIDERATIONS
    Variable annuity and life fees                            $ -      $ -      $ -       $ -      $ -
    ASO fees                                                    4        6        4         6        4
    Other fees                                                  -        -        -         -        -
    ---------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                       4        6        4         6        4

    Direct premiums                                           591      572      576       569      569
    Net reinsurance premiums                                   (5)       4       (7)       27        -
    ---------------------------------------------------------------------------------------------------
         NET PREMIUMS                                         586      576      569       596      569
    ---------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS         590      582      573       602      573

   NET INVESTMENT INCOME
    Gross FAS 60 investment income on G/A assets               54       53       58        56       56
    ---------------------------------------------------------------------------------------------------
         GROSS INVESTMENT INCOME ON G/A ASSETS                 54       53       58        56       56
    Investment expenses                                         -       (1)      (1)       (1)       -
    ---------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                   54       52       57        55       56
    Net investment income on assigned capital                  10       11        9        10        9
    ---------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                      64       63       66        65       65
    ---------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                  654      645      639       667      638

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Death benefits                                            173      155      161       175      172
    Other contract benefits                                   269      243      267       261      251
    Change in reserve                                          44       73       19        53       28
    ---------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                       486      471      447       489      451

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                         55       54       61        58       59
    Operating expenses                                         68       68       74        69       72
    Premium taxes, licenses and fees                           11       11       10        12       11
    Other miscellaneous expenses                                -        -       (1)       (1)       -
    ---------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                  134      133      144       138      142
    Deferred policy acquisition costs                          (7)      (6)      (5)       (7)      (4)
    ---------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSE                   127      127      139       131      138
    Amortization of deferred policy acquisition costs and
    present value of future profits                             3        4        6         4        5
    ---------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                     616      602      592       624      594
         INCOME BEFORE INCOME TAX EXPENSE                      38       43       47        43       44
    Income tax expense                                          8        9       11         9        9
    ---------------------------------------------------------------------------------------------------
              NET INCOME                                     $ 30     $ 34     $ 36      $ 34     $ 35

    ---------------------------------------------------------------------------------------------------


                                                             YEAR OVER                  SIX MONTHS ENDED
                                                               YEAR     SEQUENTIAL           JUNE 30,
                                                             QUARTER   QUARTER       ------------------------
REVENUES                                                      CHANGE    CHANGE        2002     2003    CHANGE
                                                             --------- ---------     -------- -------- ------
   PREMIUMS AND OTHER CONSIDERATIONS
    Variable annuity and life fees                                  -         -          $ -      $ -      -
    ASO fees                                                        -      (33%)           9       10    11%
    Other fees                                                      -         -            -        -      -
    ---------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                           -      (33%)           9       10    11%

    Direct premiums                                               (4%)        -        1,170    1,138    (3%)
    Net reinsurance premiums                                     100%     (100%)          (7)      27     NM
    ---------------------------------------------------------------------------------------------------------
         NET PREMIUMS                                             (3%)      (5%)       1,163    1,165      -
    ---------------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS             (3%)      (5%)       1,172    1,175      -

   NET INVESTMENT INCOME
    Gross FAS 60 investment income on G/A assets                   4%         -          108      112     4%
    ---------------------------------------------------------------------------------------------------------
         GROSS INVESTMENT INCOME ON G/A ASSETS                     4%         -          108      112     4%
    Investment expenses                                             -      100%           (1)      (1)     -
    ---------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                       4%        2%          107      111     4%
    Net investment income on assigned capital                    (10%)     (10%)          19       19      -
    ---------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                          2%         -          126      130     3%
    ---------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                      (2%)      (4%)       1,298    1,305     1%

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Death benefits                                                (1%)      (2%)         328      347     6%
    Other contract benefits                                       (7%)      (4%)         526      512    (3%)
    Change in reserve                                            (36%)     (47%)         106       81   (24%)
    ---------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                           (7%)      (8%)         960      940    (2%)

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                             7%        2%          115      117     2%
    Operating expenses                                             6%        4%          135      141     4%
    Premium taxes, licenses and fees                                -       (8%)          21       23    10%
    Other miscellaneous expenses                                    -      100%            -       (1)    NM
    ---------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                       6%        3%          271      280     3%
    Deferred policy acquisition costs                             43%       43%          (13)     (11)   15%
    ---------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSE                        9%        5%          258      269     4%
    Amortization of deferred policy acquisition costs and
    present value of future profits                               67%       25%            7        9    29%
    ---------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                         (4%)      (5%)       1,225    1,218    (1%)
         INCOME BEFORE INCOME TAX EXPENSE                         16%        2%           73       87    19%
    Income tax expense                                            13%         -           15       18    20%
    ---------------------------------------------------------------------------------------------------------
              NET INCOME                                          17%        3%         $ 58     $ 69    19%

    ---------------------------------------------------------------------------------------------------------

                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                      LIFE
                                                 GROUP BENEFITS
                                                SUPPLEMENTAL DATA




                                                                  2Q        3Q       4Q        1Q        2Q
                                                                 2002      2002     2002      2003      2003
                                                                -------- --------- --------  -------- ---------
PREMIUMS      FULLY INSURED - ONGOING PREMIUMS
                Group disability                                  $ 249     $ 237    $ 232     $ 243     $ 237
                Group life                                          252       240      240       243       240
                Other                                                85        93       90        82        91
                -----------------------------------------------------------------------------------------------
                 TOTAL FULLY INSURED - ONGOING PREMIUMS             586       570      562       568       568
                -----------------------------------------------------------------------------------------------

                 Total buyouts [1]                                    -         6        7        28         1
                 ----------------------------------------------------------------------------------------------
                 TOTAL PREMIUMS                                     586       576      569       596       569
                 Group disability - premium equivalents [2]          57        63       55        50        51
                 ----------------------------------------------------------------------------------------------
                 TOTAL PREMIUMS AND PREMIUM EQUIVALENT CLAIMS     $ 643     $ 639    $ 624     $ 646     $ 620
---------------------------------------------------------------------------------------------------------------

SALES (GROSS  FULLY INSURED - ONGOING SALES
ANNUALIZED      Group disability                                   $ 41      $ 36     $ 28     $ 103      $ 51
NEW PREMIUMS)   Group life                                           33        33       25        89        30
                Other                                                16        19       12        30        11
                -----------------------------------------------------------------------------------------------
                 TOTAL FULLY INSURED - ONGOING SALES                 90        88       65       222        92
                -----------------------------------------------------------------------------------------------

                 Total buyouts [1]                                    -         7        7        26         3
                 ----------------------------------------------------------------------------------------------
                 TOTAL SALES                                         90        95       72       248        95
                 Group disability premium equivalents [2]             9         4        2        24         4
                 ----------------------------------------------------------------------------------------------
                 TOTAL SALES AND PREMIUM EQUIVALENTS               $ 99      $ 99     $ 74     $ 272      $ 99
---------------------------------------------------------------------------------------------------------------

LOSS RATIO    LOSS RATIO EXCLUDING BUYOUTS (TOTAL PREMIUMS AND
              OTHER CONSIDERATIONS EXCLUDING BUYOUT PREMIUMS TO
              TOTAL BENEFITS AND CLAIMS EXCLUDING BUYOUTS)        82.4%     80.7%    77.7%     80.3%     78.7%

---------------------------------------------------------------------------------------------------------------

GAAP RESERVES   Group disability                                $ 2,443   $ 2,479  $ 2,489   $ 2,516   $ 2,538
                Group life                                          734       758      765       799       803
                Other                                               188       195      201       186       188
              -------------------------------------------------------------------------------------------------
                 TOTAL GAAP RESERVES                            $ 3,365   $ 3,432  $ 3,455   $ 3,501   $ 3,529
---------------------------------------------------------------------------------------------------------------



                                                                  YEAR OVER                   SIX MONTHS ENDED
                                                                    YEAR    SEQUENTIAL            JUNE 30,
                                                                  QUARTER   QUARTER     ----------------------------
                                                                   CHANGE   CHANGE       2002      2003     CHANGE
                                                                  --------- --------    --------  -------- ---------
PREMIUMS      FULLY INSURED - ONGOING PREMIUMS
                Group disability                                       (5%)     (2%)      $ 492     $ 480       (2%)
                Group life                                             (5%)     (1%)        485       483         -
                Other                                                   7%      11%         186       173       (7%)
                ----------------------------------------------------------------------------------------------------
                 TOTAL FULLY INSURED - ONGOING PREMIUMS                (3%)       -       1,163     1,136       (2%)
                ----------------------------------------------------------------------------------------------------

                 Total buyouts [1]                                     N/A     (96%)          -        29        NM
                 ---------------------------------------------------------------------------------------------------
                 TOTAL PREMIUMS                                        (3%)     (5%)      1,163     1,165         -
                 Group disability - premium equivalents [2]           (11%)      2%         114       101      (11%)
                 ---------------------------------------------------------------------------------------------------
                 TOTAL PREMIUMS AND PREMIUM EQUIVALENT CLAIMS          (4%)     (4%)    $ 1,277   $ 1,266       (1%)
--------------------------------------------------------------------------------------------------------------------

SALES (GROSS  FULLY INSURED - ONGOING SALES
ANNUALIZED      Group disability                                       24%     (50%)      $ 154     $ 154         -
NEW PREMIUMS)   Group life                                             (9%)    (66%)        226       119      (47%)
                Other                                                 (31%)    (63%)         64        41      (36%)
                ----------------------------------------------------------------------------------------------------
                 TOTAL FULLY INSURED - ONGOING SALES                    2%     (59%)        444       314      (29%)
                ----------------------------------------------------------------------------------------------------

                 Total buyouts [1]                                     N/A     (88%)          -        29        NM
                 ---------------------------------------------------------------------------------------------------
                 TOTAL SALES                                            6%     (62%)        444       343      (23%)
                 Group disability premium equivalents [2]             (56%)    (83%)         55        28      (49%)
                 ---------------------------------------------------------------------------------------------------
                 TOTAL SALES AND PREMIUM EQUIVALENTS                     -     (64%)      $ 499     $ 371      (26%)
--------------------------------------------------------------------------------------------------------------------

LOSS RATIO    LOSS RATIO EXCLUDING BUYOUTS (TOTAL PREMIUMS AND
              OTHER CONSIDERATIONS EXCLUDING BUYOUT PREMIUMS TO
              TOTAL BENEFITS AND CLAIMS EXCLUDING BUYOUTS)            (3.7)    (1.6)      81.9%     79.5%      (2.4)

--------------------------------------------------------------------------------------------------------------------

GAAP RESERVES   Group disability                                        4%       1%
                Group life                                              9%       1%
                Other                                                    -       1%
              ------------------------------------------------------------------------------------------------------
                 TOTAL GAAP RESERVES                                    5%       1%
--------------------------------------------------------------------------------------------------------------------

[1] Takeover of open claim liabilities and other non-recurring premium amounts. [2] Administrative services only (ASO) fees and claims under claim management agreements.

                               PROPERTY & CASUALTY

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                        PROPERTY & CASUALTY
                                                       FINANCIAL HIGHLIGHTS



                                                                               2Q        3Q        4Q        1Q        2Q
                                                                              2002      2002      2002      2003      2003
                                                                             --------  --------  --------  --------  --------
NORTH AMERICAN UNDERWRITING RESULTS
     Written premiums                                                        $ 2,138   $ 2,196   $ 2,128   $ 2,440   $ 2,128
     Earned premiums                                                           1,955     2,088     2,143     2,158     2,100

     Business Insurance                                                           (8)       21        27       (12)       42
     Personal Lines                                                              (24)      (13)        2        52         3
     Specialty Commercial                                                          8         3       (24)        -        (4)
     Reinsurance                                                                  (9)       (4)      (42)      (19)      (76)
     ------------------------------------------------------------------------------------------------------------------------

             UNDERWRITING RESULTS                                              $ (33)      $ 7     $ (37)     $ 21     $ (35)
-----------------------------------------------------------------------------------------------------------------------------

NORTH AMERICAN UNDERWRITING RATIOS
             LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES                      60.6      59.1      59.6      58.9      60.6
     ------------------------------------------------------------------------------------------------------------------------

     Loss adjustment expenses                                                   11.1      10.9      11.4      12.1      11.9
     Expenses                                                                   28.0      28.0      28.3      26.2      26.7
     ------------------------------------------------------------------------------------------------------------------------
             EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES                   39.1      38.9      39.6      38.4      38.7
     ------------------------------------------------------------------------------------------------------------------------

     Policyholder dividends                                                      0.9       0.7       0.8       0.4       0.5
     ------------------------------------------------------------------------------------------------------------------------

             COMBINED RATIO                                                    100.5      98.7     100.0      97.7      99.7
-----------------------------------------------------------------------------------------------------------------------------

                  Catastrophe ratio                                              2.5       1.1       0.8       2.6       4.7
-----------------------------------------------------------------------------------------------------------------------------

             COMBINED RATIO BEFORE CATASTROPHES                                 98.0      97.5      99.2      95.1      95.0
-----------------------------------------------------------------------------------------------------------------------------

     NORTH AMERICAN INCOME AND ROE
     Net income                                                                $ 101     $ 119     $ 135     $ 168     $ 229
     Operating income [1]                                                        119       138       140       177       129

     PROPERTY & CASUALTY INCOME AND ROE
     Net income                                                                 $ 90     $ 110     $ 141   $(1,513)    $ 277
     Operating income [2]                                                        120       139       142    (1,510)      142
     Impact of 2003 asbestos reserve addition                                      -         -         -    (1,701)        -
     Operating income before impact of 2003 asbestos reserve addition            120       139       142       191       142
     Net income ROE (last 12 months income-equity AOCI) [3]                     7.8%      8.3%     10.4%    (31.0%)   (19.9%)
     Operating income ROE (last 12 months income-equity x-AOCI) [3]            11.4%     12.6%     13.1%    (33.9%)   (25.4%)
     Operating income ROE (last 12 months income-equity x-AOCI)
          excluding the impact of the 2003 asbestos reserve addition [2] [3]   11.4%     12.6%     13.1%     14.4%     14.4%
-----------------------------------------------------------------------------------------------------------------------------

     SELECTED FINANCIAL DATA
     Hartford Fire Pool adjusted statutory surplus
     Hartford Fire Pool premium to adjusted surplus ratio
     Hartford Fire Pool statutory net income
-----------------------------------------------------------------------------------------------------------------------------

                                                                               YEAR OVER                     SIX MONTHS ENDED
                                                                                 YEAR      SEQUENTIAL           JUNE 30,
                                                                               QUARTER    QUARTER      ----------------------------
                                                                                CHANGE     CHANGE       2002      2003      CHANGE
                                                                               ---------  ---------    --------  --------  --------
NORTH AMERICAN UNDERWRITING RESULTS
     Written premiums                                                                 -       (13%)    $ 4,203   $ 4,568      9%
     Earned premiums                                                                 7%        (3%)      3,814     4,258     12%

     Business Insurance                                                              NM         NM          (4)       30      NM
     Personal Lines                                                                  NM       (94%)        (35)       55      NM
     Specialty Commercial                                                            NM          -          (2)       (4)  (100%)
     Reinsurance                                                                     NM         NM         (13)      (95)     NM
     ------------------------------------------------------------------------------------------------------------------------------

             UNDERWRITING RESULTS                                                   (6%)        NM       $ (54)    $ (14)    74%
-----------------------------------------------------------------------------------------------------------------------------------

NORTH AMERICAN UNDERWRITING RATIOS
             LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES                            -       (1.7)       59.9      59.7     0.2
     ------------------------------------------------------------------------------------------------------------------------------

     Loss adjustment expenses                                                      (0.8)       0.2        11.3      12.0    (0.7)
     Expenses                                                                       1.3       (0.5)       28.5      26.5     2.0
     ------------------------------------------------------------------------------------------------------------------------------
             EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES                       0.4       (0.3)       39.8      38.5     1.3
     ------------------------------------------------------------------------------------------------------------------------------

     Policyholder dividends                                                         0.4       (0.1)        0.7       0.5     0.2
     ------------------------------------------------------------------------------------------------------------------------------

             COMBINED RATIO                                                         0.8       (2.0)      100.4      98.7     1.7
-----------------------------------------------------------------------------------------------------------------------------------

                  Catastrophe ratio                                                (2.2)      (2.1)        1.8       3.7    (1.9)
-----------------------------------------------------------------------------------------------------------------------------------

             COMBINED RATIO BEFORE CATASTROPHES                                     3.0        0.1        98.6      95.0     3.6
-----------------------------------------------------------------------------------------------------------------------------------

     NORTH AMERICAN INCOME AND ROE
     Net income                                                                    127%        36%       $ 228     $ 397     74%
     Operating income [1]                                                            8%       (27%)        241       306     27%

     PROPERTY & CASUALTY INCOME AND ROE
     Net income                                                                      NM         NM       $ 218   $(1,236)     NM
     Operating income [2]                                                           18%         NM         242    (1,368)     NM
     Impact of 2003 asbestos reserve addition                                         -       100%           -    (1,701)      -
     Operating income before impact of 2003 asbestos reserve addition               18%       (26%)        242       333     38%
     Net income ROE (last 12 months income-equity AOCI) [3]                          NM       11.1
     Operating income ROE (last 12 months income-equity x-AOCI) [3]                  NM        8.5
     Operating income ROE (last 12 months income-equity x-AOCI)
          excluding the impact of the 2003 asbestos reserve addition [2] [3]        3.0          -
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                             PROPERTY & CASUALTY
                                                                                                       ----------------------------
                                                                                                       JUNE 30,  DEC. 31,
                                                                                                        2003      2002      CHANGE
                                                                                                       --------  --------  --------

     SELECTED FINANCIAL DATA
     Hartford Fire Pool adjusted statutory surplus                                                       4,815     4,600      5%
     Hartford Fire Pool premium to adjusted surplus ratio                                                  1.8       1.8      -
     Hartford Fire Pool statutory net income                                                              (966)    4,794      NM
-----------------------------------------------------------------------------------------------------------------------------------

[1] North American operating income before severance costs of $27, after-tax, is $156 for the quarter ended June 30, 2003.
[2] Property & Casualty operating income before severance costs of $27, after-tax, is $169, with a corresponding ROE of 15.0% for the quarter ended June 30, 2003.
[3] The quarter ended June 30, 2002 excludes the $420 earnings impact related to September 11, 2001.

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                        PROPERTY & CASUALTY
                                                         OPERATING RESULTS

                                                                                  2Q         3Q        4Q         1Q        2Q
                                                                                 2002       2002      2002       2003      2003
                                                                               ---------  --------- ---------  --------- ---------
GAAP NORTH AMERICAN UNDERWRITING RESULTS
     Written premiums                                                           $ 2,138    $ 2,196   $ 2,128    $ 2,440   $ 2,128
     Change in reserve                                                              183        108       (15)       282        28
     -----------------------------------------------------------------------------------------------------------------------------
       Earned premiums                                                            1,955      2,088     2,143      2,158     2,100

     Loss and loss adjustment expenses                                            1,401      1,462     1,521      1,532     1,525
     Underwriting expenses                                                          546        585       605        566       560
     Dividends to policyholders                                                      17         14        17         10         9
     Other adjustments                                                               24         20        37         29        41
     -----------------------------------------------------------------------------------------------------------------------------
       UNDERWRITING RESULTS [1]                                                     (33)         7       (37)        21       (35)

     Net servicing income                                                             1          4         8          3         3
     Net investment income                                                          234        225       252        243       257
     Net realized capital gains (losses)                                            (28)       (28)       (7)       (15)      155
     Other expenses [2]                                                             (58)       (75)      (59)       (45)      (78)
     -----------------------------------------------------------------------------------------------------------------------------

           INCOME BEFORE INCOME TAXES                                               116        133       157        207       302

     Income tax expense                                                              15         14        22         39        73
     -----------------------------------------------------------------------------------------------------------------------------

           NET INCOME                                                               101        119       135        168       229

     Less:  Net realized capital gains (losses), after-tax                          (18)       (19)       (5)        (9)      100
     -----------------------------------------------------------------------------------------------------------------------------

           OPERATING INCOME [1] [2]                                               $ 119      $ 138     $ 140      $ 177     $ 129

----------------------------------------------------------------------------------------------------------------------------------
OTHER OPERATIONS
           NET INCOME (LOSS)                                                      $ (11)      $ (9)      $ 6    $(1,681)     $ 48
           OPERATING INCOME (LOSS)                                                  $ 1        $ 1       $ 2    $(1,687)     $ 13
           IMPACT OF 2003 ASBESTOS RESERVE ADDITION                                 $ -        $ -       $ -    $(1,701)      $ -
           OPERATING INCOME BEFORE IMPACT OF 2003 ASBESTOS RESERVE ADDITION         $ 1        $ 1       $ 2       $ 14      $ 13

----------------------------------------------------------------------------------------------------------------------------------
P&C
           NET INCOME (LOSS)                                                       $ 90      $ 110     $ 141    $(1,513)    $ 277
           OPERATING INCOME (LOSS) [2]                                            $ 120      $ 139     $ 142    $(1,510)    $ 142
           IMPACT OF 2003 ASBESTOS RESERVE ADDITION                                 $ -        $ -       $ -    $(1,701)      $ -
           OPERATING INCOME BEFORE IMPACT OF 2003 ASBESTOS RESERVE ADDITION [1]   $ 120      $ 139     $ 142      $ 191     $ 142

----------------------------------------------------------------------------------------------------------------------------------

     North American effective tax rate - net income                               12.5%      10.4%     14.2%      18.9%     24.2%
     North American effective tax rate - operating income                         16.8%      14.8%     15.0%      19.9%     12.9%
----------------------------------------------------------------------------------------------------------------------------------

                                                                               YEAR OVER                     SIX MONTHS ENDED
                                                                                 YEAR      SEQUENTIAL            JUNE 30,
                                                                                QUARTER     QUARTER   ---------------------------
                                                                                CHANGE      CHANGE      2002      2003     CHANGE
                                                                               ----------  ---------- --------- ---------  ------
GAAP NORTH AMERICAN UNDERWRITING RESULTS
     Written premiums                                                                  -        (13%)  $ 4,203   $ 4,568      9%
     Change in reserve                                                              (85%)       (90%)      389       310    (20%)
     ----------------------------------------------------------------------------------------------------------------------------
       Earned premiums                                                                7%         (3%)    3,814     4,258     12%

     Loss and loss adjustment expenses                                                9%           -     2,716     3,057     13%
     Underwriting expenses                                                            3%         (1%)    1,086     1,126      4%
     Dividends to policyholders                                                     (47%)       (10%)       26        19    (27%)
     Other adjustments                                                               71%         41%        40        70     75%
     ----------------------------------------------------------------------------------------------------------------------------
       UNDERWRITING RESULTS [1]                                                      (6%)         NM       (54)      (14)    74%

     Net servicing income                                                             NM           -         3         6    100%
     Net investment income                                                           10%          6%       451       500     11%
     Net realized capital gains (losses)                                              NM          NM       (21)      140     NM
     Other expenses [2]                                                             (34%)       (73%)     (109)     (123)   (13%)
     ----------------------------------------------------------------------------------------------------------------------------

           INCOME BEFORE INCOME TAXES                                               160%         46%       270       509     89%

     Income tax expense                                                               NM         87%        42       112    167%
     ----------------------------------------------------------------------------------------------------------------------------

           NET INCOME                                                               127%         36%       228       397     74%

     Less:  Net realized capital gains (losses), after-tax                            NM          NM       (13)       91     NM
     ----------------------------------------------------------------------------------------------------------------------------

           OPERATING INCOME [1] [2]                                                   8%        (27%)    $ 241     $ 306     27%

---------------------------------------------------------------------------------------------------------------------------------
OTHER OPERATIONS
           NET INCOME (LOSS)                                                          NM          NM     $ (10)  $(1,633)    NM
           OPERATING INCOME (LOSS)                                                    NM          NM       $ 1   $(1,674)    NM
           IMPACT OF 2003 ASBESTOS RESERVE ADDITION                                      -      100%       $ -   $(1,701)     -
           OPERATING INCOME BEFORE IMPACT OF 2003 ASBESTOS RESERVE ADDITION           NM         (7%)      $ 1      $ 27     NM

---------------------------------------------------------------------------------------------------------------------------------
P&C
           NET INCOME (LOSS)                                                          NM          NM     $ 218   $(1,236)    NM
           OPERATING INCOME (LOSS) [2]                                               18%          NM     $ 242   $(1,368)    NM
           IMPACT OF 2003 ASBESTOS RESERVE ADDITION                                      -      100%       $ -   $(1,701)     -
           OPERATING INCOME BEFORE IMPACT OF 2003 ASBESTOS RESERVE ADDITION [1]      18%        (26%)    $ 242     $ 333     38%

---------------------------------------------------------------------------------------------------------------------------------

     North American effective tax rate - net income                                 11.7         5.3     15.5%     22.0%     6.5
     North American effective tax rate - operating income                           (3.9)       (7.0)    16.9%     17.1%     0.2
---------------------------------------------------------------------------------------------------------------------------------

[1] Underwriting results for the quarter and six months ended June 30, 2003 were negatively impacted by $7 and operating income was positively impacted by $5 related to the Endurance transaction.
[2] The quarter and six months ended June 30, 2003 includes severance costs of $41, before-tax, and $27, after-tax.

                                     THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                 PROPERTY & CASUALTY
                                  NORTH AMERICAN CONSOLIDATING UNDERWRITING RESULTS
                                     FOR THE SECOND QUARTER ENDED JUNE 30, 2003


                                                                                                        NORTH
                                                                                                       AMERICAN
                                                           BUSINESS      PERSONAL     SPECIALTY         BEFORE
                                                          INSURANCE       LINES        COMMERCIAL    REINSURANCE
                                                          -----------   -----------  ------------------------------
GAAP UNDERWRITING RESULTS
      Written premiums                                         $ 974         $ 854          $ 399          $ 2,227
      Change in reserve                                           77            69             44              190
      -------------------------------------------------------------------------------------------------------------
         Earned premiums                                         897           785            355            2,037

      Loss and loss adjustment expenses                          561           602            240            1,403
      Underwriting expenses                                      279           175             88              542
      Dividends to policyholders                                   7             -              2                9
      Other adjustments                                            8             5             29               42
         ----------------------------------------------------------------------------------------------------------
         UNDERWRITING RESULTS                                   $ 42           $ 3           $ (4)            $ 41
-------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
         LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES          49.8          65.6           56.4             57.0
      -------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                  12.8          11.3           10.7             11.9
      Expenses                                                  31.0          22.2           25.3             26.6
      -------------------------------------------------------------------------------------------------------------
         EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES       43.8          33.5           36.0             38.5
      -------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                     0.8             -            0.7              0.5
      -------------------------------------------------------------------------------------------------------------

         COMBINED RATIO                                         94.4          99.0           93.2             96.0
-------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                          2.5           8.2            2.5              4.7
-------------------------------------------------------------------------------------------------------------------

         COMBINED RATIO BEFORE CATASTROPHES                     91.9          90.8           90.7             91.3
-------------------------------------------------------------------------------------------------------------------



                                                                                                     NORTH AMERICAN
                                                                                NORTH               BEFORE REINSURANCE
                                                             REINSURANCE      AMERICAN                2003 VS 2002
                                                            --------------   ------------          --------------------
GAAP UNDERWRITING RESULTS
      Written premiums                                              $ (99)       $ 2,128                     13%
      Change in reserve                                              (162)            28                      2%
      -----------------------------------------------------------------------------------          --------------------
         Earned premiums                                               63          2,100                     14%

      Loss and loss adjustment expenses                               122          1,525                     10%
      Underwriting expenses                                            18            560                      9%
      Dividends to policyholders                                        -              9                    (47%)
      Other adjustments                                                (1)            41                     75%
         --------------------------------------------------------------------------------          --------------------
         UNDERWRITING RESULTS                                       $ (76)         $ (35)                     NM
-----------------------------------------------------------------------------------------          --------------------

GAAP UNDERWRITING RATIOS
         LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES              178.8           60.6                     2.4
      -----------------------------------------------------------------------------------          --------------------

      Loss adjustment expenses                                       14.5           11.9                       -
      Expenses                                                       29.4           26.7                     1.2
      -----------------------------------------------------------------------------------          --------------------
         EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES            44.0           38.7                     1.2
      -----------------------------------------------------------------------------------          --------------------

      Policyholder dividends                                            -            0.5                     0.4
      -----------------------------------------------------------------------------------          --------------------

         COMBINED RATIO                                             222.8           99.7                     4.1
-----------------------------------------------------------------------------------------          --------------------

      Catastrophe ratio                                               5.6            4.7                    (2.1)
-----------------------------------------------------------------------------------------          --------------------

         COMBINED RATIO BEFORE CATASTROPHES                         217.1           95.0                     6.2
-----------------------------------------------------------------------------------------          --------------------

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                   PROPERTY & CASUALTY
                                    NORTH AMERICAN CONSOLIDATING UNDERWRITING RESULTS
                                         FOR THE SIX MONTHS ENDED JUNE 30, 2003



                                                                                                        NORTH
                                                                                                       AMERICAN
                                                           BUSINESS     PERSONAL      SPECIALTY         BEFORE
                                                          INSURANCE      LINES        COMMERCIAL     REINSURANCE
                                                          -----------  -----------   -------------  ---------------
GAAP UNDERWRITING RESULTS
      Written premiums                                       $ 1,964      $ 1,624           $ 805          $ 4,393
      Change in reserve                                          187           67              95              349
      -------------------------------------------------------------------------------------------------------------
         Earned premiums                                       1,777        1,557             710            4,044

      Loss and loss adjustment expenses                        1,159        1,142             505            2,806
      Underwriting expenses                                      547          351             170            1,068
      Dividends to policyholders                                  14            -               5               19
      Other adjustments                                           27            9              34               70
         ----------------------------------------------------------------------------------------------------------
         UNDERWRITING RESULTS                                   $ 30         $ 55            $ (4)            $ 81
-------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
         LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES          52.3         62.0            58.3             57.1
      -------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                  12.9         11.3            12.8             12.2
      Expenses                                                  30.8         22.6            23.9             26.4
      -------------------------------------------------------------------------------------------------------------
         EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES       43.6         33.9            36.7             38.7
      -------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                     0.8            -             0.7              0.5
      -------------------------------------------------------------------------------------------------------------

         COMBINED RATIO                                         96.8         95.9            95.8             96.3
-------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                          3.5          4.8             1.7              3.7
-------------------------------------------------------------------------------------------------------------------

         COMBINED RATIO BEFORE CATASTROPHES                     93.3         91.1            94.1             92.6
-------------------------------------------------------------------------------------------------------------------




                                                                                                      NORTH AMERICAN
                                                                                NORTH               BEFORE REINSURANCE
                                                             REINSURANCE      AMERICAN                 2003 VS 2002
                                                            --------------   ------------          --------------------
GAAP UNDERWRITING RESULTS
      Written premiums                                              $ 175        $ 4,568                     15%
      Change in reserve                                               (39)           310                      -
      -----------------------------------------------------------------------------------          --------------------
         Earned premiums                                              214          4,258                     17%

      Loss and loss adjustment expenses                               251          3,057                     14%
      Underwriting expenses                                            58          1,126                      8%
      Dividends to policyholders                                        -             19                    (27%)
      Other adjustments                                                 -             70                     75%
         --------------------------------------------------------------------------------          --------------------
         UNDERWRITING RESULTS                                       $ (95)         $ (14)                     NM
-----------------------------------------------------------------------------------------          --------------------

GAAP UNDERWRITING RATIOS
         LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES              109.0           59.7                     1.5
      -----------------------------------------------------------------------------------          --------------------

      Loss adjustment expenses                                        8.2           12.0                    (0.1)
      Expenses                                                       27.3           26.5                     2.2
      -----------------------------------------------------------------------------------          --------------------
         EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES            35.5           38.5                     2.0
      -----------------------------------------------------------------------------------          --------------------

      Policyholder dividends                                            -            0.5                     0.2
      -----------------------------------------------------------------------------------          --------------------

         COMBINED RATIO                                             144.5           98.7                     3.7
-----------------------------------------------------------------------------------------          --------------------

      Catastrophe ratio                                               2.7            3.7                    (1.8)
-----------------------------------------------------------------------------------------          --------------------

         COMBINED RATIO BEFORE CATASTROPHES                         141.8           95.0                     5.5
-----------------------------------------------------------------------------------------          --------------------

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                   PROPERTY & CASUALTY
                                                   BUSINESS INSURANCE
                                                  UNDERWRITING RESULTS



                                                            2Q          3Q         4Q          1Q          2Q
                                                           2002        2002       2002        2003        2003
                                                         ----------  ---------- ----------  ----------  ----------
GAAP UNDERWRITING RESULTS
      Written premiums                                       $ 835       $ 867      $ 885       $ 990       $ 974
      Change in reserve                                         69          72         52         110          77
      ------------------------------------------------------------------------------------------------------------
        Earned premiums                                        766         795        833         880         897

      Loss and loss adjustment expenses                        497         489        510         598         561
      Underwriting expenses                                    247         260        271         268         279
      Dividends to policyholders                                15          13         13           7           7
      Other adjustments                                         15          12         12          19           8
        ----------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                  $ (8)       $ 21       $ 27       $ (12)       $ 42
------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES         53.3        50.1       48.2        55.0        49.8
      ------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                11.5        11.5       13.0        12.9        12.8
      Expenses                                                32.2        32.7       32.6        30.5        31.0
      ------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES      43.7        44.2       45.6        43.4        43.8
      ------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                   2.0         1.6        1.6         0.8         0.8
      ------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                        99.0        95.9       95.4        99.2        94.4
------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                        1.3         0.7        0.4         4.6         2.5
------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                    97.7        95.2       95.0        94.6        91.9
------------------------------------------------------------------------------------------------------------------


                                                            YEAR OVER                           SIX MONTHS ENDED
                                                               YEAR      SEQUENTIAL                   JUNE 30,
                                                             QUARTER      QUARTER        -------------------------------
                                                              CHANGE       CHANGE           2002       2003      CHANGE
                                                            -----------  -----------     ----------- ----------  -------
GAAP UNDERWRITING RESULTS
      Written premiums                                             17%          (2%)        $ 1,660    $ 1,964      18%
      Change in reserve                                            12%         (30%)            162        187      15%
      ------------------------------------------------------------------------------------------------------------------
        Earned premiums                                            17%           2%           1,498      1,777      19%

      Loss and loss adjustment expenses                            13%          (6%)            963      1,159      20%
      Underwriting expenses                                        13%           4%             491        547      11%
      Dividends to policyholders                                  (53%)             -            22         14     (36%)
      Other adjustments                                           (47%)        (58%)             26         27       4%
        ----------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                        NM           NM            $ (4)      $ 30      NM
------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES              3.5          5.2            52.5       52.3      0.2
      ------------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                    (1.3)         0.1            11.8       12.9     (1.1)
      Expenses                                                     1.2         (0.5)           32.8       30.8      2.0
      ------------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES          (0.1)        (0.4)           44.6       43.6      1.0
      ------------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                       1.2            -             1.5        0.8      0.7
      ------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                             4.6          4.8            98.5       96.8      1.7
------------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                           (1.2)         2.1             1.0        3.5     (2.5)
------------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                         5.8          2.7            97.5       93.3      4.2
------------------------------------------------------------------------------------------------------------------------

                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                     PROPERTY & CASUALTY
                                     BUSINESS INSURANCE
                                 WRITTEN AND EARNED PREMIUMS




                            2Q          3Q           4Q          1Q           2Q
                           2002        2002         2002        2003         2003
                        -----------  ----------  ----------- -----------  -----------
WRITTEN PREMIUMS [1]
Small Commercial             $ 412       $ 418        $ 440       $ 480        $ 459
Middle Market                  423         449          445         510          515
---------------------------------------------------------------------------------------
    TOTAL                    $ 835       $ 867        $ 885       $ 990        $ 974

EARNED PREMIUMS [1]

Small Commercial             $ 382       $ 391        $ 413       $ 430        $ 442
Middle Market                  384         404          420         450          455
---------------------------------------------------------------------------------------
    TOTAL                    $ 766       $ 795        $ 833       $ 880        $ 897
---------------------------------------------------------------------------------------


                         YEAR OVER                               SIX MONTHS ENDED
                           YEAR       SEQUENTIAL                      JUNE 30,
                          QUARTER      QUARTER         -----------------------------------
                          CHANGE        CHANGE            2002        2003       CHANGE
                        ------------  -----------      ----------- -----------  ----------
WRITTEN PREMIUMS [1]

Small Commercial                11%          (4%)           $ 820       $ 939         15%
Middle Market                   22%           1%              840       1,025         22%
------------------------------------------------------------------------------------------
    TOTAL                       17%          (2%)         $ 1,660     $ 1,964         18%

EARNED PREMIUMS [1]

Small Commercial                16%           3%            $ 751       $ 872         16%
Middle Market                   18%           1%              747         905         21%
------------------------------------------------------------------------------------------
    TOTAL                       17%           2%          $ 1,498     $ 1,777         19%
------------------------------------------------------------------------------------------

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

                                     THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                 PROPERTY & CASUALTY
                                                   PERSONAL LINES
                                                UNDERWRITING RESULTS



                                                            2Q          3Q          4Q         1Q          2Q
                                                           2002        2002        2002       2003        2003
                                                         ----------  ----------  ---------  ----------  ----------
GAAP UNDERWRITING RESULTS
      Written premiums                                       $ 789       $ 779      $ 756       $ 770       $ 854
      Change in reserve                                         47          21        (10)         (2)         69
      -------------------------------------------------------------------------------------------------------------
        Earned premiums                                        742         758        766         772         785

      Loss and loss adjustment expenses                        591         594        584         540         602
      Underwriting expenses                                    171         173        176         176         175
      Dividends to policyholders                                 -           -          -           -           -
      Other adjustments                                          4           4          4           4           5
        -----------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                 $ (24)      $ (13)       $ 2        $ 52         $ 3
-------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES         67.5        67.0       64.8        58.4        65.6
      -------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                12.2        11.1       11.4        11.3        11.3
      Expenses                                                23.0        23.0       22.9        23.0        22.2
      -------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES      35.2        34.1       34.3        34.2        33.5
      -------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                     -           -          -           -           -
      -------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                       102.7       101.1       99.2        92.7        99.0
-------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                        4.8         1.9        1.0         1.4         8.2
-------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                    97.9        99.3       98.1        91.3        90.8
-------------------------------------------------------------------------------------------------------------------

GAAP COMBINED RATIO
       Automobile                                            102.9       101.2      104.6        96.1        98.0
       Homeowners                                            102.0       100.7       80.6        80.8       102.9
      -------------------------------------------------------------------------------------------------------------
        TOTAL                                                102.7       101.1       99.2        92.7        99.0
-------------------------------------------------------------------------------------------------------------------



                                                           YEAR OVER                             SIX MONTHS ENDED
                                                              YEAR        SEQUENTIAL                 JUNE 30,
                                                            QUARTER      QUARTER        --------------------------------
                                                             CHANGE      CHANGE           2002       2003       CHANGE
                                                           -----------  ----------      ---------- ----------  ---------
GAAP UNDERWRITING RESULTS
      Written premiums                                             8%         11%         $ 1,515    $ 1,624         7%
      Change in reserve                                           47%          NM              55         67        22%
      ------------------------------------------------------------------------------------------------------------------
        Earned premiums                                            6%          2%           1,460      1,557         7%

      Loss and loss adjustment expenses                            2%         11%           1,141      1,142          -
      Underwriting expenses                                        2%         (1%)            347        351         1%
      Dividends to policyholders                                    -           -               -          -          -
      Other adjustments                                           25%         25%               7          9        29%
        ----------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                       NM        (94%)          $ (35)      $ 55         NM
------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES             1.9        (7.2)           66.2       62.0        4.2
      ------------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                    0.9           -            12.0       11.3        0.7
      Expenses                                                    0.8         0.8            23.7       22.6        1.1
      ------------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES          1.7         0.7            35.7       33.9        1.8
      ------------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                        -           -               -          -          -
      ------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                            3.7        (6.3)          102.0       95.9        6.1
------------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                          (3.4)       (6.8)            3.5        4.8       (1.3)
------------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                        7.1         0.5            98.4       91.1        7.3
------------------------------------------------------------------------------------------------------------------------

GAAP COMBINED RATIO
       Automobile                                                 4.9        (1.9)          103.2       97.0        6.2
       Homeowners                                                (0.9)      (22.1)           97.4       91.9        5.5
      ------------------------------------------------------------------------------------------------------------------
        TOTAL                                                     3.7        (6.3)          102.0       95.9        6.1
------------------------------------------------------------------------------------------------------------------------

                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                     PROPERTY & CASUALTY
                                       PERSONAL LINES
                                 WRITTEN AND EARNED PREMIUMS

                              2Q        3Q        4Q        1Q        2Q
                             2002      2002      2002      2003      2003
                           --------  --------  --------  --------  --------
BUSINESS UNIT
      WRITTEN PREMIUMS [1]

      AARP                   $ 494     $ 479     $ 455     $ 475     $ 550
      Other Affinity            45        43        42        42        36
      Agency                   250       257       259       253       268
      ------------------------------------------------------------------------
        TOTAL                $ 789     $ 779     $ 756     $ 770     $ 854

      EARNED PREMIUMS [1]

      AARP                   $ 431     $ 446     $ 457     $ 466     $ 481
      Other Affinity            49        48        45        44        41
      Agency                   262       264       264       262       263
      ------------------------------------------------------------------------
        TOTAL                $ 742     $ 758     $ 766     $ 772     $ 785
------------------------------------------------------------------------------

PRODUCT LINE
      WRITTEN PREMIUMS [1]

      Automobile             $ 604     $ 587     $ 578     $ 609     $ 656
      Homeowners               185       192       178       161       198
      ------------------------------------------------------------------------
        TOTAL                $ 789     $ 779     $ 756     $ 770     $ 854

      EARNED PREMIUMS [1]

      Automobile             $ 578     $ 591     $ 594     $ 598     $ 610
      Homeowners               164       167       172       174       175
      ------------------------------------------------------------------------
        TOTAL                $ 742     $ 758     $ 766     $ 772     $ 785
------------------------------------------------------------------------------



                              YEAR OVER                             SIX MONTHS ENDED
                                 YEAR      SEQUENTIAL                    JUNE 30,
                               QUARTER      QUARTER       ---------------------------------
                                CHANGE       CHANGE           2002        2003       CHANGE
                            -----------  -----------      ----------  ----------  ---------
BUSINESS UNIT
      WRITTEN PREMIUMS [1]

      AARP                         11%          16%           $ 921     $ 1,025        11%
      Other Affinity              (20%)        (14%)             94          78       (17%)
      Agency                        7%           6%             500         521         4%
      -------------------------------------------------------------------------------------
        TOTAL                       8%          11%         $ 1,515     $ 1,624         7%

      EARNED PREMIUMS [1]

      AARP                         12%           3%           $ 844       $ 947        12%
      Other Affinity              (16%)         (7%)             99          85       (14%)
      Agency                         -            -             517         525         2%
      -------------------------------------------------------------------------------------
        TOTAL                       6%           2%         $ 1,460     $ 1,557         7%
-------------------------------------------------------------------------------------------

PRODUCT LINE
      WRITTEN PREMIUMS [1]

      Automobile                    9%           8%         $ 1,187     $ 1,265         7%
      Homeowners                    7%          23%             328         359         9%
      -------------------------------------------------------------------------------------
        TOTAL                       8%          11%         $ 1,515     $ 1,624         7%

      EARNED PREMIUMS [1]

      Automobile                    6%           2%         $ 1,141     $ 1,208         6%
      Homeowners                    7%           1%             319         349         9%
      -------------------------------------------------------------------------------------
        TOTAL                       6%           2%         $ 1,460     $ 1,557         7%
-------------------------------------------------------------------------------------------

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

                                        THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                    PROPERTY & CASUALTY
                                                   SPECIALTY COMMERCIAL
                                                   UNDERWRITING RESULTS




                                                            2Q          3Q         4Q          1Q         2Q
                                                           2002        2002       2002        2003       2003
                                                         ----------  ---------- ----------  ---------- ----------
GAAP UNDERWRITING RESULTS
      Written premiums                                       $ 345       $ 383      $ 334       $ 406      $ 399
      Change in reserve                                         70          26        (18)         51         44
      -----------------------------------------------------------------------------------------------------------
        Earned premiums                                        275         357        352         355        355

      Loss and loss adjustment expenses                        182         247        252         265        240
      Underwriting expenses                                     78         102        102          82         88
      Dividends to policyholders                                 2           1          4           3          2
      Other adjustments                                          5           4         18           5         29
        ---------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                   $ 8         $ 3      $ (24)        $ -       $ (4)
-----------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES         54.7        57.8       61.0        60.3       56.4
      -----------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                12.2        11.4       10.4        14.9       10.7
      Expenses                                                28.4        28.1       29.1        22.6       25.3
      -----------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES      40.6        39.6       39.5        37.4       36.0
      -----------------------------------------------------------------------------------------------------------

      Policyholder dividends                                   0.6         0.5        1.0         0.7        0.7
      -----------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                        96.0        97.8      101.5        98.4       93.2
-----------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                        0.3         0.5        1.0         0.9        2.5
-----------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                    95.7        97.4      100.5        97.5       90.7
-----------------------------------------------------------------------------------------------------------------



                                                             YEAR OVER                           SIX MONTHS ENDED
                                                                YEAR       SEQUENTIAL                 JUNE 30,
                                                              QUARTER     QUARTER        ---------------------------------
                                                               CHANGE      CHANGE          2002        2003       CHANGE
                                                             ----------- -----------     ----------  ----------  ---------
GAAP UNDERWRITING RESULTS
      Written premiums                                              16%         (2%)         $ 645       $ 805        25%
      Change in reserve                                            (37%)       (14%)           132          95       (28%)
      --------------------------------------------------------------------------------------------------------------------
        Earned premiums                                             29%           -            513         710        38%

      Loss and loss adjustment expenses                             32%         (9%)           350         505        44%
      Underwriting expenses                                         13%          7%            154         170        10%
      Dividends to policyholders                                      -        (33%)             4           5        25%
      Other adjustments                                              NM          NM              7          34         NM
        ------------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                         NM           -           $ (2)       $ (4)     (100%)
--------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES              (1.7)        3.9           55.1        58.3       (3.2)
      --------------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                      1.5         4.2           13.1        12.8        0.3
      Expenses                                                      3.1        (2.7)          30.3        23.9        6.4
      --------------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES            4.6         1.4           43.4        36.7        6.7
      --------------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                       (0.1)          -            0.7         0.7          -
      --------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                              2.8         5.2           99.1        95.8        3.3
--------------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                            (2.2)       (1.6)           0.1         1.7       (1.6)
--------------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                          5.0         6.8           99.0        94.1        4.9
--------------------------------------------------------------------------------------------------------------------------

                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                     PROPERTY & CASUALTY
                                    SPECIALTY COMMERCIAL

                            2Q          3Q           4Q          1Q           2Q
                           2002        2002         2002        2003         2003
                        -----------  ----------  ----------- -----------  -----------
WRITTEN PREMIUMS [1]

Property                     $ 105       $ 139         $ 70        $ 97        $ 116
Casualty                       147         156          128         187          149
Bond                            40          43           38          45           36
Professional Liability          50          71           75          65           78
Other                            3         (26)          23          12           20
--------------------------------------------------------------------------------------
    TOTAL                    $ 345       $ 383        $ 334       $ 406        $ 399

EARNED PREMIUMS [1]

Property                      $ 73       $ 118         $ 95        $ 89         $ 96
Casualty                       115         141          145         148          141
Bond                            36          39           38          42           35
Professional Liability          47          57           55          64           72
Other                            4           2           19          12           11
--------------------------------------------------------------------------------------
    TOTAL                    $ 275       $ 357        $ 352       $ 355        $ 355
--------------------------------------------------------------------------------------


                          YEAR OVER                               SIX MONTHS ENDED
                             YEAR       SEQUENTIAL                     JUNE 30,
                            QUARTER      QUARTER         ----------------------------------
                            CHANGE        CHANGE            2002        2003       CHANGE
                          ------------  -----------      ----------- -----------  ---------
WRITTEN PREMIUMS [1]

Property                          10%          20%            $ 196       $ 213         9%
Casualty                           1%         (20%)             272         336        24%
Bond                             (10%)        (20%)              76          81         7%
Professional Liability            56%          20%               93         143        54%
Other                              NM          67%                8          32         NM
-------------------------------------------------------------------------------------------
    TOTAL                         16%          (2%)           $ 645       $ 805        25%

EARNED PREMIUMS [1]

Property                          32%           8%            $ 133       $ 185        39%
Casualty                          23%          (5%)             212         289        36%
Bond                              (3%)        (17%)              71          77         8%
Professional Liability            53%          13%               88         136        55%
Other                            175%          (8%)               9          23       156%
-------------------------------------------------------------------------------------------
    TOTAL                         29%              -          $ 513       $ 710        38%
-------------------------------------------------------------------------------------------

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                   PROPERTY & CASUALTY
                                                       REINSURANCE
                                                  UNDERWRITING RESULTS

                                                         2Q          3Q         4Q          1Q         2Q
                                                        2002        2002       2002        2003       2003
                                                      ----------  ---------- ----------  ---------- ----------
GAAP UNDERWRITING RESULTS
      Written premiums                                    $ 169       $ 167      $ 153       $ 274      $ (99)
      Change in reserve                                      (3)        (11)       (39)        123       (162)
      ---------------------------------------------------------------------------------------------------------
        Earned premiums                                     172         178        192         151         63

      Loss and loss adjustment expenses                     131         132        175         129        122
      Underwriting expenses                                  50          50         56          40         18
      Dividends to policyholders                              -           -          -           -          -
      Other adjustments                                       -           -          3           1         (1)
        -------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS [1]                           $ (9)       $ (4)     $ (42)      $ (19)     $ (76)
---------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES      72.5        68.3       85.5        80.5      178.8
      ---------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                              2.8         6.2        5.6         5.6       14.5
      Expenses                                             29.7        27.6       29.5        26.4       29.4
      ---------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES   32.5        33.8       35.1        32.0       44.0
      ---------------------------------------------------------------------------------------------------------

      Policyholder dividends                                  -           -          -           -          -
      ---------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                    105.0       102.2      120.6       112.5      222.8
---------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                     1.3         1.2        0.7         1.5        5.6
---------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                103.7       101.0      119.9       111.0      217.1
---------------------------------------------------------------------------------------------------------------


                                                          YEAR OVER                          SIX MONTHS ENDED
                                                            YEAR     SEQUENTIAL                  JUNE 30,
                                                          QUARTER     QUARTER        ---------------------------------
                                                           CHANGE      CHANGE          2002        2003       CHANGE
                                                         ----------- -----------     ----------  ----------  ---------
GAAP UNDERWRITING RESULTS
      Written premiums                                           NM          NM          $ 383       $ 175       (54%)
      Change in reserve                                          NM          NM             40         (39)        NM
      ----------------------------------------------------------------------------------------------------------------
        Earned premiums                                        (63%)       (58%)           343         214       (38%)

      Loss and loss adjustment expenses                         (7%)        (5%)           262         251        (4%)
      Underwriting expenses                                    (64%)       (55%)            94          58       (38%)
      Dividends to policyholders                                  -           -              -           -          -
      Other adjustments                                           -          NM              -           -          -
        --------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS [1]                                 NM          NM          $ (13)      $ (95)         NM
----------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
        LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES        (106.3)      (98.3)          72.4       109.0      (36.6)
      ----------------------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                (11.7)       (8.9)           3.9         8.2       (4.3)
      Expenses                                                  0.3        (3.0)          27.4        27.3        0.1
      ----------------------------------------------------------------------------------------------------------------
        EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES      (11.5)      (12.0)          31.3        35.5       (4.2)
      ----------------------------------------------------------------------------------------------------------------

      Policyholder dividends                                      -           -              -           -          -
      ----------------------------------------------------------------------------------------------------------------

        COMBINED RATIO                                       (117.8)     (110.3)         103.7       144.5      (40.8)
----------------------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                        (4.3)       (4.1)           0.4         2.7       (2.3)
----------------------------------------------------------------------------------------------------------------------

        COMBINED RATIO BEFORE CATASTROPHES                   (113.4)     (106.1)         103.3       141.8      (38.5)
----------------------------------------------------------------------------------------------------------------------

[1] Underwriting results for the quarter and six months ended June 30, 2003 were negatively impacted by $59 of prior year reserve strengthening and $7 related to the Endurance transaction.

                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                         PROPERTY & CASUALTY
                                             REINSURANCE
                                     WRITTEN AND EARNED PREMIUMS

                                    2Q          3Q           4Q          1Q           2Q
                                   2002        2002         2002        2003         2003
                                -----------  ----------  ----------- -----------  -----------
WRITTEN PREMIUMS [1]

Traditional Reinsurance              $ 157       $ 162        $ 150       $ 240       $ (101)
Alternative Risk Transfer (ART)         12           5            3          34            2
-----------------------------------------------------------------------------------------------
    TOTAL                            $ 169       $ 167        $ 153       $ 274        $ (99)

EARNED PREMIUMS [1]

Traditional Reinsurance              $ 150       $ 155        $ 171       $ 135         $ 56
Alternative Risk Transfer (ART)         22          23           21          16            7
-----------------------------------------------------------------------------------------------
    TOTAL                            $ 172       $ 178        $ 192       $ 151         $ 63
-----------------------------------------------------------------------------------------------

                                   YEAR OVER                              SIX MONTHS ENDED
                                     YEAR       SEQUENTIAL                     JUNE 30,
                                    QUARTER      QUARTER         ----------------------------------
                                    CHANGE        CHANGE            2002        2003       CHANGE
                                  ------------  -----------      ----------- -----------  ---------
WRITTEN PREMIUMS [1]

Traditional Reinsurance                    NM           NM            $ 306       $ 139       (55%)
Alternative Risk Transfer (ART)          (83%)        (94%)              77          36       (53%)
---------------------------------------------------------------------------------------------------
    TOTAL                                  NM           NM            $ 383       $ 175       (54%)

EARNED PREMIUMS [1]

Traditional Reinsurance                  (63%)        (59%)           $ 295       $ 191       (35%)
Alternative Risk Transfer (ART)          (68%)        (56%)              48          23       (52%)
---------------------------------------------------------------------------------------------------
    TOTAL                                (63%)        (58%)           $ 343       $ 214       (38%)
---------------------------------------------------------------------------------------------------

[1] The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)



                                         2Q       3Q       4Q       1Q      2Q
                                        2002     2002     2002     2003    2003
                                      -------   ------   ------   ------  -----
WRITTEN PRICE INCREASES
     Business Insurance                  18%      18%      16%      13%    10%
     Personal Lines Automobile            7%       9%      11%      10%     8%
     Personal Lines Homeowners           12%      14%      17%      14%    14%

PREMIUM RETENTION
     Business Insurance                  87%      90%      89%      90%    89%
     Personal Lines Automobile           86%      88%      91%      90%    94%
     Personal Lines Homeowners           98%     100%     101%     103%   103%

NEW BUSINESS % TO NET WRITTEN PREMIUM
     Business Insurance                  26%      27%      26%      26%    27%
     Personal Lines Automobile           17%      15%      13%      13%    13%
     Personal Lines Homeowners           11%      11%      10%       8%    10%

                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                        PROPERTY & CASUALTY
                   STATUTORY SURPLUS TO GAAP STOCKHOLDERS' EQUITY RECONCILIATION


                                                             MARCH 31, 2003    DECEMBER 31, 2002
                                                             --------------    -----------------

Statutory Capital and Surplus                                      $ 3,185              $ 4,871
GAAP Adjustments
      Investment in subsidiaries/Capital contributions              (1,674)              (1,543)
      Non-admitted assets/Statutory reserves                           639                1,398
      Deferred policy acquisition costs                                994                  930
      Unrealized gains on investments, net of impairments              845                  673
      Deferred taxes                                                   606                 (138)
      Benefit reserves                                                (251)                (194)
      Consolidation/Corporate eliminations                            (930)                (785)
      Other, net                                                        30                 (242)
------------------------------------------------------------------------------------------------
GAAP Stockholders' Equity                                          $ 3,444              $ 4,970
------------------------------------------------------------------------------------------------

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                        PROPERTY & CASUALTY
                                                         OTHER OPERATIONS
                                                         OPERATING RESULTS

                                                                  2Q          3Q          4Q          1Q          2Q
                                                                 2002        2002        2002        2003        2003
                                                               ----------  ----------  ----------  ----------  ----------
GAAP UNDERWRITING RESULTS
      Written premiums                                              $ 21         $ 9         $ 9         $ 7         $ 6
      Change in reserve                                                -         (10)         (2)         (1)          -
      --------------------------------------------------------------------------------------------------------------------
        Earned premiums                                               21          19          11           8           6

      Loss and loss adjustment expenses                               51          43          34       2,629          16
      Underwriting expenses                                           17          18          12          12           2
      Dividends to policyholders                                       -           -           -           -           -
      Other adjustments                                                -           -           -           -           -
      --------------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                         (47)        (42)        (35)     (2,633)        (12)

      Net investment income                                           37          37          36          42          34
      Net realized capital gains (losses)                            (18)        (14)          4          10          52
      Other income (expenses)                                         11           7           3           5          (1)
      --------------------------------------------------------------------------------------------------------------------

            INCOME (LOSS) BEFORE INCOME TAXES                        (17)        (12)          8      (2,576)         73

      Income tax expense (benefit)                                    (6)         (3)          2        (895)         25
      --------------------------------------------------------------------------------------------------------------------

            NET INCOME (LOSS)                                        (11)         (9)          6      (1,681)         48

      Less:  Net realized capital gains (losses), after-tax          (12)        (10)          4           6          35
      --------------------------------------------------------------------------------------------------------------------

            OPERATING INCOME (LOSS)                                  $ 1         $ 1         $ 2     $(1,687)       $ 13
--------------------------------------------------------------------------------------------------------------------------


                                                                  YEAR OVER                             SIX MONTHS ENDED
                                                                    YEAR       SEQUENTIAL                    JUNE 30,
                                                                   QUARTER      QUARTER         --------------------------------
                                                                    CHANGE       CHANGE           2002        2003      CHANGE
                                                                  -----------  -----------      ----------  ----------  --------
GAAP UNDERWRITING RESULTS
      Written premiums                                                  (71%)        (14%)           $ 39        $ 13      (67%)
      Change in reserve                                                     -        100%               -          (1)        -
      --------------------------------------------------------------------------------------------------------------------------
        Earned premiums                                                 (71%)        (25%)             39          14      (64%)

      Loss and loss adjustment expenses                                 (69%)        (99%)             94       2,645         NM
      Underwriting expenses                                             (88%)        (83%)             32          14      (56%)
      Dividends to policyholders                                            -            -              -           -         -
      Other adjustments                                                     -            -              -           -         -
      --------------------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                             74%         100%             (87)     (2,645)        NM

      Net investment income                                              (8%)        (19%)             74          76        3%
      Net realized capital gains (losses)                                 NM           NM             (17)         62         NM
      Other income (expenses)                                             NM           NM              15           4      (73%)
      --------------------------------------------------------------------------------------------------------------------------

            INCOME (LOSS) BEFORE INCOME TAXES                             NM           NM             (15)     (2,503)        NM

      Income tax expense (benefit)                                        NM           NM              (5)       (870)        NM
      --------------------------------------------------------------------------------------------------------------------------

            NET INCOME (LOSS)                                             NM           NM             (10)     (1,633)        NM

      Less:  Net realized capital gains (losses), after-tax               NM           NM             (11)         41         NM
      --------------------------------------------------------------------------------------------------------------------------

            OPERATING INCOME (LOSS)                                       NM           NM             $ 1     $(1,674)        NM
--------------------------------------------------------------------------------------------------------------------------------

                                          THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                      PROPERTY & CASUALTY
                                     OTHER OPERATIONS CLAIMS AND CLAIM ADJUSTMENT EXPENSES



FOR THE SECOND QUARTER ENDED JUNE 30, 2003      ASBESTOS              ENVIRONMENTAL          ALL OTHER [1]          TOTAL
                                               ------------         -------------------     ----------------     ------------
Beginning liability - net                          $ 3,685                       $ 559              $ 1,245          $ 5,489
Claims and claim adjustment expenses incurred            3                           3                   14               20
Claims and claim adjustment expenses paid               49                          26                   17               92
-----------------------------------------------------------------------------------------------------------------------------
ENDING LIABILITY - NET [2] [3]                     $ 3,639 [4]                   $ 536              $ 1,242          $ 5,417
-----------------------------------------------------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JUNE 30, 2003
Beginning liability - net                          $ 1,118                       $ 591              $ 1,250          $ 2,959
Claims and claim adjustment expenses incurred        2,607                           4                   39            2,650
Claims and claim adjustment expenses paid               86                          59                   47              192
-----------------------------------------------------------------------------------------------------------------------------
ENDING LIABILITY - NET [2] [3] [4]                 $ 3,639 [4]                   $ 536              $ 1,242          $ 5,417
-----------------------------------------------------------------------------------------------------------------------------

[1]  Includes unallocated loss adjustment expense reserves.
[2] Ending liabilities include asbestos and environmental reserves reported in North American Property & Casualty of $15 and $10, respectively, as of June 30, 2003 and of $14 and $10, respectively, as of December 31, 2002.
[3] Gross of reinsurance, asbestos and environmental reserves were $5,846 and $623, respectively, as of June 30, 2003 and $1,994 and $682, respectively, as of December 31, 2002.
[4] As of June 30, 2003, the one year and average three year net paid amounts for asbestos claims are $164 and $111, respectively, resulting in one year and three year net survival ratios of 22.1 and 32.7 years, respectively. Net survival ratio is the quotient of the carried reserves divided by the average annual payment amount and is an indication of the number of years that the carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                         PROPERTY & CASUALTY
                                                 SUMMARY OF GROSS ASBESTOS RESERVES


                                                                           FOR THE FIRST QUARTER ENDED MARCH 31, 2003
                                                                ------------------------------------------------------------------
                                                                                                             % OF
                                                                 NUMBER OF     ALL TIME       TOTAL        ASBESTOS     ALL TIME
                                                                 ACCOUNTS        PAID        RESERVES      RESERVES     ULTIMATE
                                                                ------------   ----------   -----------   -----------   ----------

Major asbestos defendants
      Structured settlements (includes 2 Wellington accounts)             5        $ 203         $ 289            5%        $ 492
      Wellington (direct only)                                           31          612           316            5%          928
      Other major asbestos defendants                                    29          150           449            8%          599
      No known policies (includes 3 Wellington accounts)                  5            -             -             -            -
Accounts with future exposure > $2.5                                    127          288         1,474           25%        1,762
Accounts with future exposure < $2.5                                    826          292           124            2%          416
Unallocated IBNR                                                          -            -         1,810           30%        1,810
----------------------------------------------------------------------------------------------------------------------------------
      Total direct [3]                                                             1,545         4,462           75%        6,007

Assumed reinsurance                                                                  506           907           15%        1,413
London market                                                                        333           596           10%          929
----------------------------------------------------------------------------------------------------------------------------------
      Subtotal [3]                                                                 2,384         5,965          100%        8,349
First quarter 2003 payments                                                           63           (63)                         -
----------------------------------------------------------------------------------------------------------------------------------
TOTAL GROSS ASBESTOS RESERVES                                                     $2,447        $5,902                     $8,349
----------------------------------------------------------------------------------------------------------------------------------


                                                                                       3 YEAR GROSS
                                                                       3 YEAR TOTAL      SURVIVAL
                                                                       PAID LOSSES      RATIO [1] [2]
                                                                       -------------   --------------
                                                                                        (IN YEARS)
Major asbestos defendants
      Structured settlements (includes 2 Wellington accounts)                  $ 86             10.1
      Wellington (direct only)                                                  250              3.8
      Other major asbestos defendants                                            41             32.5
      No known policies (includes 3 Wellington accounts)                          -                -
Accounts with future exposure > $2.5                                            104             42.7
Accounts with future exposure < $2.5                                             18             20.3
Unallocated IBNR                                                                  -                -
-----------------------------------------------------------------------------------------------------
      Total direct [3]                                                          567             23.6

Assumed reinsurance                                                             140             19.4
London market                                                                    75             23.8
-----------------------------------------------------------------------------------------------------
      Subtotal [3]                                                            $ 782             22.9
First quarter 2003 payments
-----------------------------------------------------------------------------------------------------
TOTAL GROSS ASBESTOS RESERVES
-----------------------------------------------------------------------------------------------------

[1] Survival ratio provides an estimate of the number of years that reserves would be available at the current average claim payment rate. This is a gross three year survival ratio calculated by dividing gross reserves by the average three year paid losses. (December 31, 2002 survival ratios adjusted to reflect the March 31, 2003 reserve addition.)
[2] The one year gross paid amount for total asbestos claims is $308 resulting in a one year gross survival ratio of 19.2 years.
[3] Three year total paid losses include payments of $68 on closed claims (not presented by category).

----------------------------------------------------------------------------------------------------------------------------

RECONCILIATION OF GROSS ASBESTOS RESERVE FOR CEDED REINSURANCE

      Total gross asbestos reserves                                                                                 $5,902
      Original ceded reinsurance                                                                                    (4,155)
                                                                                                                -----------
      ORIGINAL NET                                                                                                   1,747
      Add:  Known settlements, commutations and known insolvencies                                                   1,649
            Provision for future unrecoverable reinsurance                                                             289
                                                                                                                -----------
      TOTAL ENDING NET ASBESTOS RESERVES                                                                            $3,685
----------------------------------------------------------------------------------------------------------------------------

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                        PROPERTY & CASUALTY
                                    PAID AND INCURRED LOSS AND LOSS ADJUSTMENT EXPENSE ("LAE")
                                             DEVELOPMENT - ASBESTOS AND ENVIRONMENTAL



                                                                 ASBESTOS                                ENVIRONMENTAL
                                                  -------------------------------------      -------------------------------------
                                                        PAID              INCURRED                 PAID              INCURRED
FOR THE SECOND QUARTER ENDED JUNE 30, 2003           LOSS & LAE          LOSS & LAE             LOSS & LAE          LOSS & LAE
                                                  -----------------   -----------------      -----------------   -----------------
Gross
     Direct                                                   $ 40                 $ 4                    $ 8                 $ 3
     Assumed - Domestic                                         16                   -                      3                   -
     London Market                                               4                   -                      4                   -
----------------------------------------------------------------------------------------------------------------------------------
         Total                                                  60                   4                     15                   3
Ceded                                                          (11)                 (1)                    11                   -
----------------------------------------------------------------------------------------------------------------------------------
NET                                                           $ 49                 $ 3                   $ 26                 $ 3
----------------------------------------------------------------------------------------------------------------------------------


FOR THE SIX MONTHS ENDED JUNE 30, 2003
Gross
     Direct                                                   $ 95             $ 3,027                   $ 51                 $ 4
     Assumed - Domestic                                         19                 585                      6                   -
     London Market                                               9                 363                      6                   -
----------------------------------------------------------------------------------------------------------------------------------
         Total                                                 123               3,975                     63                   4
Ceded                                                          (37)             (1,368)                    (4)                  -
----------------------------------------------------------------------------------------------------------------------------------
NET                                                           $ 86             $ 2,607                   $ 59                 $ 4
----------------------------------------------------------------------------------------------------------------------------------

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                        PROPERTY & CASUALTY
                                  UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD


                                                                                  QUARTER ENDED JUNE 30, 2003
                                                               -----------------------------------------------------------------
                                                                 BUSINESS       PERSONAL         SPECIALTY
                                                                INSURANCE         LINES         COMMERCIAL        REINSURANCE
                                                               -------------  --------------  ----------------  ----------------
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 4/1/03 - GROSS                       $ 4,922         $ 1,700           $ 5,022           $ 1,617
Reinsurance and other recoverables                                      388              48             2,007               373
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 4/1/03 - NET                           4,534           1,652             3,015             1,244

Add:  Provision for unpaid claims and
        claim adjustment expenses                                       561             602               240               122

Less:   Payments                                                        438             578               270               140
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 6/30/03 - NET                          4,657           1,676             2,985             1,226
Reinsurance and other recoverables                                      400              45             1,690               385
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 6/30/03 - GROSS                      $ 5,057         $ 1,721           $ 4,675           $ 1,611
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Earned premiums                                                       $ 897           $ 785             $ 355              $ 63
GAAP combined ratio                                                    94.4            99.0              93.2             222.8
Loss and loss expense paid ratio                                       48.9            73.6              75.9             223.7
Loss and loss expense incurred ratio                                   62.6            76.8              67.2             193.3
Catastrophe ratio                                                       2.5             8.2               2.5               5.6
Prior accident year development (pts.)                                    -               -                 -              95.1
--------------------------------------------------------------------------------------------------------------------------------


                                                                         QUARTER ENDED JUNE 30, 2003
                                                               ----------------------------------------------
                                                                                    OTHER          TOTAL
                                                                     NAPC        OPERATIONS         P&C
                                                                 -------------  --------------  -------------
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 4/1/03 - GROSS                         $13,261         $ 7,951       $ 21,212
Reinsurance and other recoverables                                      2,816           2,485          5,301
-------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 4/1/03 - NET                            10,445           5,466         15,911

Add:  Provision for unpaid claims and
        claim adjustment expenses                                       1,525              16          1,541

Less:   Payments                                                        1,426              90          1,516
-------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 6/30/03 - NET                           10,544           5,392         15,936
Reinsurance and other recoverables                                      2,520           2,612          5,132
-------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 6/30/03 - GROSS                       $ 13,064         $ 8,004       $ 21,068
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Earned premiums                                                       $ 2,100             $ 6        $ 2,106
GAAP combined ratio                                                      99.7
Loss and loss expense paid ratio                                         67.9
Loss and loss expense incurred ratio                                     72.5
Catastrophe ratio                                                         4.7
Prior accident year development (pts.)                                    2.8
-------------------------------------------------------------------------------------------------------------

                                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                PROPERTY & CASUALTY
                          UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD


                                                               YEAR TO DATE ENDED JUNE 30, 2003
                                               ------------------------------------------------------------------
                                                 BUSINESS        PERSONAL         SPECIALTY
                                                 INSURANCE         LINES         COMMERCIAL        REINSURANCE
                                               --------------  --------------  ----------------  ----------------
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 1/1/03 - GROSS        $ 4,744         $ 1,692           $ 4,957           $ 1,614
Reinsurance and other recoverables                       366              49             1,998               388
-----------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 1/1/03 - NET            4,378           1,643             2,959             1,226

Add:  Provision for unpaid claims and
        claim adjustment expenses                      1,159           1,142               505               251

Less:   Payments                                         880           1,109               479               251
-----------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 6/30/03 - NET           4,657           1,676             2,985             1,226
Reinsurance and other recoverables                       400              45             1,690               385
-----------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 6/30/03 - GROSS       $ 5,057         $ 1,721           $ 4,675           $ 1,611
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Earned premiums                                      $ 1,777         $ 1,557             $ 710             $ 214
GAAP combined ratio                                     96.8            95.9              95.8             144.5
Loss and loss expense paid ratio                        49.5            71.1              67.5             117.5
Loss and loss expense incurred ratio                    65.2            73.3              71.1             117.3
Catastrophe ratio                                        3.5             4.8               1.7               2.7
Prior accident year development (pts.) [1]                 -               -                 -              44.0
-----------------------------------------------------------------------------------------------------------------


                                                         YEAR TO DATE ENDED JUNE 30, 2003
                                                 ---------------------------------------------
                                                                     OTHER          TOTAL
                                                     NAPC         OPERATIONS         P&C
                                                 --------------  --------------  -------------
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 1/1/03 - GROSS          $13,007         $ 4,084       $ 17,091
Reinsurance and other recoverables                       2,801           1,149          3,950
----------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 1/1/03 - NET             10,206           2,935         13,141

Add:  Provision for unpaid claims and
        claim adjustment expenses                        3,057           2,645          5,702

Less:   Payments                                         2,719             188          2,907
----------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 6/30/03 - NET            10,544           5,392         15,936
Reinsurance and other recoverables                       2,520           2,612          5,132
----------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
        ADJUSTMENT EXPENSES AT 6/30/03 - GROSS        $ 13,064         $ 8,004       $ 21,068
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Earned premiums                                        $ 4,258            $ 14        $ 4,272
GAAP combined ratio                                       98.7
Loss and loss expense paid ratio                          63.8
Loss and loss expense incurred ratio                      71.8
Catastrophe ratio                                          3.7
Prior accident year development (pts.) [1]                 2.2
----------------------------------------------------------------------------------------------

[1]  Reinsurance excludes prior accident year premium adjustment of $(10).

                                          THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                      PROPERTY & CASUALTY
                                               REINSURANCE RECOVERABLE ANALYSIS


                                                             June 30,            December 31,
                                                               2003                  2002
                                                          ---------------       ---------------
GROSS REINSURANCE RECOVERABLES [1]
     Paid Loss and Loss Adjustment Expense                         $ 470                 $ 512
     Unpaid Loss and Loss Adjustment Expense                       5,394                 3,930
     ------------------------------------------------------------------------------------------
     Subtotal Gross Reinsurance Recoverables                       5,864                 4,442

     Less: Allowance for Uncollectable Reinsurance                  (468)                 (211)
     ------------------------------------------------------------------------------------------

NET PROPERTY & CASUALTY REINSURANCE RECOVERABLES                 $ 5,396               $ 4,231


DISTRIBUTION OF NET RECOVERABLE                                                                     % of        % of Rated
                                                                                    Amount         Total        Companies
                                                                                ---------------------------------------------

Net Property & Casualty Reinsurance Recoverables                                       $ 4,231

     Less: Mandatory (Assigned Risk) Pools                                                (494)
     ------------------------------------------------------------------------------------------

NET P&C REINSURANCE RECOVERABLE EXCLUDING MANDATORY POOLS                              $ 3,737
-----------------------------------------------------------------------------------------------

     Rated A- (Excellent) or better by A.M. Best [2]                                   $ 2,454          65.7%          91.1%
     Other Rated by A.M. Best  [3]                                                         239           6.4%           8.9%
     ------------------------------------------------------------------------------------------------------------------------
     Total Rated Companies                                                               2,693          72.1%         100.0%

     Equitas Reinsurance Limited                                                           322           8.6%
     Voluntary Pools                                                                       225           6.0%
     Captives                                                                               48           1.3%
     Other Not Rated Companies  [3]                                                        449          12.0%
     ---------------------------------------------------------------------------------------------------------
     Total                                                                             $ 3,737         100.0%
--------------------------------------------------------------------------------------------------------------

[1]  Net of commutations, settlements and known insolvencies.
[2]  Based on A.M. Best ratings as of December 31, 2002.
[3]  No single company is greater than 1% of total.

                                      THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                  PROPERTY & CASUALTY
                                            CONSOLIDATED INCOME STATEMENTS




                                                      2Q          3Q          4Q           1Q         2Q
                                                     2002        2002        2002         2003       2003
                                                   ----------  ----------  ----------  ----------- ----------
Earned premiums                                      $ 1,976     $ 2,107     $ 2,154      $ 2,166    $ 2,106
Net investment income                                    271         262         288          285        291
Other revenues                                            88          88          99           95        113
Net realized capital gains (losses)                      (46)        (42)         (3)          (5)       207
--------------------------------------------------------------------------------------------------------------
  TOTAL REVENUES                                       2,289       2,415       2,538        2,541      2,717

Benefits, claims and claim adjustment expenses [1]     1,452       1,505       1,555        4,161      1,541
Amortization of deferred policy acquisition costs        402         405         403          401        382
Insurance operating costs and expenses                   202         232         268          216        230
Other expenses [3]                                       134         152         147          132        189
--------------------------------------------------------------------------------------------------------------
  TOTAL BENEFITS AND EXPENSES                          2,190       2,294       2,373        4,910      2,342


     INCOME (LOSS) BEFORE INCOME TAXES                    99         121         165       (2,369)       375

Income tax expense (benefit)                               9          11          24         (856)        98
--------------------------------------------------------------------------------------------------------------

     NET INCOME (LOSS) [2]                                90         110         141       (1,513)       277

Less:  Net realized capital gains (losses), after-tax    (30)        (29)         (1)          (3)       135
--------------------------------------------------------------------------------------------------------------

     OPERATING INCOME (LOSS) [2] [3]                   $ 120       $ 139       $ 142      $(1,510)     $ 142

  P&C effective tax rate - net income                   9.1%        7.6%       15.0%           NM      26.3%
  P&C effective tax rate - operating income            17.2%       15.1%       15.1%           NM      15.7%
--------------------------------------------------------------------------------------------------------------


                                                      YEAR OVER                             SIX MONTHS ENDED
                                                         YEAR     SEQUENTIAL                     JUNE 30,
                                                       QUARTER      QUARTER         --------------------------------
                                                        CHANGE       CHANGE           2002        2003      CHANGE
                                                      -----------  -----------      ---------- ----------- ---------
Earned premiums                                               7%          (3%)        $ 3,853     $ 4,272       11%
Net investment income                                         7%           2%             525         576       10%
Other revenues                                               28%          19%             169         208       23%
Net realized capital gains (losses)                           NM           NM             (38)        202        NM
--------------------------------------------------------------------------------------------------------------------
  TOTAL REVENUES                                             19%           7%           4,509       5,258       17%

Benefits, claims and claim adjustment expenses [1]            6%         (63%)          2,810       5,702      103%
Amortization of deferred policy acquisition costs            (5%)         (5%)            805         783       (3%)
Insurance operating costs and expenses                       14%           6%             379         446       18%
Other expenses [3]                                           41%          43%             260         321       23%
--------------------------------------------------------------------------------------------------------------------
  TOTAL BENEFITS AND EXPENSES                                 7%         (52%)          4,254       7,252       70%


     INCOME (LOSS) BEFORE INCOME TAXES                        NM           NM             255      (1,994)       NM

Income tax expense (benefit)                                  NM           NM              37        (758)       NM
--------------------------------------------------------------------------------------------------------------------

     NET INCOME (LOSS) [2]                                    NM           NM             218      (1,236)       NM

Less:  Net realized capital gains (losses), after-tax         NM           NM             (24)        132        NM
--------------------------------------------------------------------------------------------------------------------

     OPERATING INCOME (LOSS) [2] [3]                         18%           NM           $ 242     $(1,368)       NM

  P&C effective tax rate - net income                       17.2           NM           14.6%          NM        NM
  P&C effective tax rate - operating income                 (1.5)          NM           17.2%          NM        NM
--------------------------------------------------------------------------------------------------------------------

[1] The quarter ended March 31, 2003 and six months ended June 30, 2003 include before-tax impact of 2003 asbestos reserve addition of $2,604.
[2] The quarter ended March 31, 2003 and six months ended June 30, 2003 include after-tax impact of 2003 asbestos reserve addition of $1,701.
[3] The quarter and six months ended June 30, 2003 include severance costs of $41, before-tax, and $27, after-tax.

                                        THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                    PROPERTY & CASUALTY
                                                CONSOLIDATED BALANCE SHEETS




                                                               2Q           3Q           4Q           1Q           2Q
                                                              2002         2002         2002         2003         2003
                                                            ----------   ----------   ----------  -----------  -----------
Investments
     Fixed maturities, available for sale, at fair value      $17,433      $18,899      $19,446      $20,384      $22,820
     Equity securities, available for sale, at fair value         738          611          459          209          219
     Other investments                                            763          692          668          636          556
     ---------------------------------------------------------------------------------------------------------------------
         Total investments                                     18,934       20,202       20,573       21,229       23,595

     Cash                                                         201          219          198          366          239
     Premiums receivable and agents' balances                   2,751        2,715        2,403        2,521        2,630
     Reinsurance recoverables                                   4,461        4,345        4,231        5,635        5,396
     Deferred policy acquisition costs and present
         value of future profits                                  920          948          930          994          987
     Deferred income taxes                                        655          622          610        1,408        1,107
     Goodwill                                                     154          154          153          153          153
     Other assets                                               1,859        1,770        2,031        2,167        2,664
     ---------------------------------------------------------------------------------------------------------------------

         TOTAL ASSETS                                         $29,935      $30,975      $31,129      $34,473      $36,771
     ---------------------------------------------------------------------------------------------------------------------

     Future policy benefits, unpaid claims and
         claim adjustment expenses                            $17,064      $17,067      $17,091      $21,212      $21,068
     Unearned premiums                                          3,792        3,925        3,942        4,246        4,410
     Debt                                                       1,014        1,164        1,164        1,164        1,164
     Trust preferred securities                                   984        1,016        1,023        1,024          851
     Other liabilities                                          2,729        2,993        2,939        3,383        3,735
     ---------------------------------------------------------------------------------------------------------------------

         TOTAL LIABILITIES                                     25,583       26,165       26,159       31,029       31,228
     ---------------------------------------------------------------------------------------------------------------------

     Equity excluding AOCI, net of tax                          3,961        4,172        4,262        2,663        4,590
     AOCI, net of tax                                             391          638          708          781          953
     ---------------------------------------------------------------------------------------------------------------------

         TOTAL STOCKHOLDERS' EQUITY                             4,352        4,810        4,970        3,444        5,543
     ---------------------------------------------------------------------------------------------------------------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $29,935      $30,975      $31,129      $34,473      $36,771

--------------------------------------------------------------------------------------------------------------------------

     Full Year Hartford Fire NAIC RBC                                                      390%

--------------------------------------------------------------------------------------------------------------------------


                                                              YEAR OVER
                                                                 YEAR       SEQUENTIAL
                                                               QUARTER       QUARTER
                                                                CHANGE        CHANGE
                                                              -----------   -----------
Investments
     Fixed maturities, available for sale, at fair value             31%           12%
     Equity securities, available for sale, at fair value           (70%)           5%
     Other investments                                              (27%)         (13%)
     ----------------------------------------------------------------------------------
         Total investments                                           25%           11%

     Cash                                                            19%          (35%)
     Premiums receivable and agents' balances                        (4%)           4%
     Reinsurance recoverables                                        21%           (4%)
     Deferred policy acquisition costs and present
         value of future profits                                      7%           (1%)
     Deferred income taxes                                           69%          (21%)
     Goodwill                                                        (1%)              -
     Other assets                                                    43%           23%
     ----------------------------------------------------------------------------------

         TOTAL ASSETS                                                23%            7%
     ----------------------------------------------------------------------------------

     Future policy benefits, unpaid claims and
         claim adjustment expenses                                   23%           (1%)
     Unearned premiums                                               16%            4%
     Debt                                                            15%               -
     Trust preferred securities                                     (14%)         (17%)
     Other liabilities                                               37%           10%
     ----------------------------------------------------------------------------------

         TOTAL LIABILITIES                                           22%            1%
     ----------------------------------------------------------------------------------

     Equity excluding AOCI, net of tax                               16%           72%
     AOCI, net of tax                                               144%           22%
     ----------------------------------------------------------------------------------

         TOTAL STOCKHOLDERS' EQUITY                                  27%           61%
     ----------------------------------------------------------------------------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  23%            7%

---------------------------------------------------------------------------------------

     Full Year Hartford Fire NAIC RBC

---------------------------------------------------------------------------------------

                                   INVESTMENTS

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     GENERAL ACCOUNT
                                             INVESTMENT EARNINGS BEFORE-TAX
                                                      CONSOLIDATED

                                              2Q          3Q         4Q         1Q          2Q
                                             2002        2002       2002       2003        2003
                                           ----------  ---------- ---------- ----------  ---------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                      $ 482       $ 513      $ 532      $ 538      $ 565
  Tax-exempt                                     130         132        132        133        130
---------------------------------------------------------------------------------------------------
Total fixed maturities                           612         645        664        671        695
Equities                                           9           8          9          8          7
Mortgage loans                                     6           7         10          9          9
Real estate                                        1           1          -          1          1
Policy loans                                      68          61         58         58         54
Limited partnerships                               9         (16)        26         12         11
Other                                             31          33         37         48         44
---------------------------------------------------------------------------------------------------
Subtotal                                         736         739        804        807        821
Less investment expense                           10          10         12         11         11
---------------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME                    $ 726       $ 729       $792      $ 796      $ 810
---------------------------------------------------------------------------------------------------

Investment yield, pre-tax                       6.2%        5.9%       6.1%       6.0%       5.8%
Investment yield, after-tax                     4.4%        4.1%       4.3%       4.2%       4.0%

NET REALIZED CAPITAL GAIN/(LOSS)
Fixed Maturities                              $ (181)     $ (143)     $ (27)      $ (9)     $ 250
Equities                                           -         (18)       (45)       (49)        (5)
Mortgage loans                                     -           -          -          -          -
Real estate                                        -           3         (1)         -          -
Policy loans                                       -           -          -          -          -
Other                                             15          (2)         6          5         12
---------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)        $ (166)     $ (160)      $(67)     $ (53)     $ 257
---------------------------------------------------------------------------------------------------

Gross gains on sale                            $ 118        $ 92      $ 148      $ 137      $ 303
Gross losses on sale                             (55)        (82)       (93)      (107)       (24)
Impairments                                     (236)       (175)      (126)       (89)       (27)
Other net gain/(loss)[2]                           7           5          4          6          5
---------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)        $ (166)     $ (160)      $(67)     $ (53)     $ 257
---------------------------------------------------------------------------------------------------



                                               YEAR OVER                                 SIX MONTHS ENDED
                                                 YEAR        SEQUENTIAL                        JUNE 30,
                                                QUARTER       QUARTER          ----------------------------------------
                                                CHANGE         CHANGE             2002          2003         CHANGE
                                              ------------  -------------      ------------  ------------  ------------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                             17%             5%             $ 942       $ 1,103           17%
  Tax-exempt                                            -            (2%)              259           263            2%
-----------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                14%             4%             1,201         1,366           14%
Equities                                             (22%)          (13%)               19            15          (21%)
Mortgage loans                                        50%              -                14            18           29%
Real estate                                             -              -                 1             2          100%
Policy loans                                         (21%)           (7%)              135           112          (17%)
Limited partnerships                                  22%            (8%)               24            23           (4%)
Other                                                 42%            (8%)               59            92           56%
-----------------------------------------------------------------------------------------------------------------------
Subtotal                                              12%             2%             1,453         1,628           12%
Less investment expense                              (10%)             -                21            22           (5%)
-----------------------------------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME                           12%             2%           $ 1,432       $ 1,606           12%
-----------------------------------------------------------------------------------------------------------------------

Investment yield, pre-tax                            (0.4)          (0.2)             6.1%          5.9%          (0.2)
Investment yield, after-tax                          (0.4)          (0.2)             4.3%          4.1%          (0.2)

NET REALIZED CAPITAL GAIN/(LOSS)
Fixed Maturities                                       NM             NM            $ (207)        $ 241            NM
Equities                                               NM            90%                21           (54)           NM
Mortgage loans                                          -              -                 -             -             -
Real estate                                             -              -                 -             -             -
Policy loans                                            -              -                 -             -             -
Other                                                (20%)          140%                13            17           31%
-----------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)                 NM             NM            $ (173)        $ 204            NM
-----------------------------------------------------------------------------------------------------------------------

Gross gains on sale                                  157%           121%             $ 217         $ 440          103%
Gross losses on sale                                  56%            78%              (118)         (131)         (11%)
Impairments                                           89%            70%              (278)         (116)          58%
Other net gain/(loss)[2]                             (29%)          (17%)                6            11           83%
-----------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)                 NM             NM            $ (173)        $ 204            NM
-----------------------------------------------------------------------------------------------------------------------

[1]  Includes income on short-term bonds.
[2] Primarily consists of changes in fair value and hedge ineffectiveness on derivative instruments.

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     GENERAL ACCOUNT
                                             INVESTMENT EARNINGS BEFORE-TAX
                                                          LIFE




                                                2Q         3Q          4Q         1Q         2Q
                                               2002       2002        2002       2003       2003
                                             ---------- ----------  ---------  ---------  ---------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                        $ 338      $ 362      $ 370      $ 379      $ 392
  Tax-exempt                                        21         24         25         25         25
-----------------------------------------------------------------------------------------------------
Total fixed maturities                             359        386        395        404        417
Equities                                             4          4          5          5          5
Mortgage loans                                       5          5          6          5          5
Real estate                                          -          -          -          -          -
Policy loans                                        68         61         58         58         54
Limited partnerships                                (5)       (11)        14          8          7
Other                                               24         22         26         33         31
-----------------------------------------------------------------------------------------------------
Subtotal                                           455        467        504        513        519
Less investment expense                              5          5          6          6          6
-----------------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME                      $ 450       $462       $498       $507       $513
-----------------------------------------------------------------------------------------------------

Investment yield, pre-tax                         6.2%       6.0%       6.2%       6.1%       5.9%
Investment yield, after-tax                       4.1%       4.0%       4.1%       4.1%       3.9%

NET REALIZED CAPITAL GAIN/(LOSS)
Fixed Maturities                                $ (124)     $ (93)     $ (69)     $ (31)      $ 52
Equities                                             1        (17)        (3)       (26)        (3)
Mortgage loans                                       -          -          -          -          -
Real estate                                          -          -          -          -          -
Policy loans                                         -          -          -          -          -
Other                                                3         (8)         8          9          1
-----------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)          $ (120)     $(118)      $(64)      $(48)      $ 50
-----------------------------------------------------------------------------------------------------

Gross gains on sale                               $ 37       $ 44       $ 57       $ 57       $ 91
Gross losses on sale                               (10)       (28)       (37)       (47)       (17)
Impairments                                       (144)      (132)       (89)       (67)       (17)
Other net gain/(loss)[2]                            (3)        (2)         5          9         (7)
-----------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)          $ (120)     $(118)      $(64)      $(48)      $ 50
-----------------------------------------------------------------------------------------------------


                                               YEAR OVER                                SIX MONTHS ENDED
                                                  YEAR       SEQUENTIAL                      JUNE 30,
                                                QUARTER        QUARTER         --------------------------------------
                                                 CHANGE        CHANGE             2002          2003        CHANGE
                                              -------------  ------------      ------------  -----------  -----------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                              16%            3%             $ 662        $ 771          16%
  Tax-exempt                                           19%             -                42           50          19%
---------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                 16%            3%               704          821          17%
Equities                                               25%             -                10           10            -
Mortgage loans                                           -             -                11           10          (9%)
Real estate                                              -             -                 -            -            -
Policy loans                                          (21%)          (7%)              135          112         (17%)
Limited partnerships                                    NM          (13%)                3           15           NM
Other                                                  29%           (6%)               45           64          42%
---------------------------------------------------------------------------------------------------------------------
Subtotal                                               14%            1%               908        1,032          14%
Less investment expense                               (20%)            -                10           12         (20%)
---------------------------------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME                            14%            1%             $ 898      $ 1,020          14%
---------------------------------------------------------------------------------------------------------------------

Investment yield, pre-tax                             (0.3)         (0.2)             6.2%         6.0%         (0.2)
Investment yield, after-tax                           (0.2)         (0.2)             4.1%         4.0%         (0.1)

NET REALIZED CAPITAL GAIN/(LOSS)
Fixed Maturities                                        NM            NM            $ (133)        $ 21           NM
Equities                                                NM           88%                (2)         (29)          NM
Mortgage loans                                           -             -                 -            -            -
Real estate                                              -             -                 -            -            -
Policy loans                                             -             -                 -            -            -
Other                                                 (67%)         (89%)                -           10           NM
---------------------------------------------------------------------------------------------------------------------
                                                                                                      -
TOTAL NET REALIZED CAPITAL GAIN/(LOSS)                  NM            NM            $ (135)         $ 2           NM
---------------------------------------------------------------------------------------------------------------------

Gross gains on sale                                   146%           60%              $ 74        $ 148         100%
Gross losses on sale                                  (70%)          64%               (47)         (64)        (36%)
Impairments                                            88%           75%              (159)         (84)         47%
Other net gain/(loss)[2]                             (133%)           NM                (3)           2           NM
---------------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)                  NM            NM            $ (135)         $ 2           NM
---------------------------------------------------------------------------------------------------------------------

[1]  Includes income on short-term bonds.
[2] Primarily consists of changes in fair value and hedge ineffectiveness on derivative instruments.

                                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                GENERAL ACCOUNT
                                        INVESTMENT EARNINGS BEFORE-TAX
                                              PROPERTY & CASUALTY

                                          2Q        3Q          4Q         1Q         2Q
                                         2002      2002        2002       2003       2003
                                       --------- ----------  ---------  ---------  ---------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                 $ 144      $ 150      $ 161      $ 159      $ 171
  Tax-exempt                                109        108        107        108        105
---------------------------------------------------------------------------------------------
Total fixed maturities                      253        258        268        267        276
Equities                                      5          4          4          3          2
Mortgage loans                                1          2          4          4          4
Real estate                                   1          1          -          1          1
Policy loans                                  -          -          -          -          -
Limited partnerships                         14         (5)        12          4          4
Other                                         2          7          6         11          9
---------------------------------------------------------------------------------------------
Subtotal                                    276        267        294        290        296
Less investment expense                       5          5          6          5          5
---------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME               $ 271      $ 262       $288       $285       $291
---------------------------------------------------------------------------------------------

Investment yield, pre-tax                  6.0%       5.6%       6.1%       5.8%       5.5%
Investment yield, after-tax                4.7%       4.4%       4.6%       4.5%       4.2%

NET REALIZED CAPITAL GAIN/(LOSS)
Fixed Maturities                          $ (57)     $ (50)      $ 42       $ 22      $ 198
Equities                                     (1)        (1)       (42)       (23)        (2)
Mortgage loans                                -          -          -          -          -
Real estate                                   -          3         (1)         -          -
Policy loans                                  -          -          -          -          -
Other                                        12          6         (2)        (4)        11
---------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)     $(46)     $ (42)      $ (3)      $ (5)      $207
---------------------------------------------------------------------------------------------

Gross gains on sale                        $ 81       $ 48       $ 91       $ 80      $ 212
Gross losses on sale                        (45)       (54)       (56)       (60)        (7)
Impairments                                 (92)       (43)       (37)       (22)       (10)
Other net gain/(loss)[2]                     10          7         (1)        (3)        12
---------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)     $(46)     $ (42)      $ (3)      $ (5)      $207
---------------------------------------------------------------------------------------------



                                           YEAR OVER                                 SIX MONTHS ENDED
                                              YEAR       SEQUENTIAL                      JUNE 30,
                                            QUARTER       QUARTER          -----------------------------------
                                             CHANGE        CHANGE             2002         2003      CHANGE
                                          ------------- -------------      -----------  ----------- ----------
NET INVESTMENT INCOME
Fixed maturities [1]
  Taxable                                          19%            8%            $ 280        $ 330        18%
  Tax-exempt                                       (4%)          (3%)             217          213        (2%)
--------------------------------------------------------------------------------------------------------------
Total fixed maturities                              9%            3%              497          543         9%
Equities                                          (60%)         (33%)               9            5       (44%)
Mortgage loans                                      NM             -                3            8       167%
Real estate                                          -             -                1            2       100%
Policy loans                                         -             -                -            -          -
Limited partnerships                              (71%)            -               21            8       (62%)
Other                                               NM          (18%)               5           20         NM
--------------------------------------------------------------------------------------------------------------
Subtotal                                            7%            2%              536          586         9%
Less investment expense                              -             -               11           10        (9%)
--------------------------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME                         7%            2%            $ 525        $ 576        10%
--------------------------------------------------------------------------------------------------------------

Investment yield, pre-tax                         (0.5)         (0.3)            5.9%         5.6%       (0.3)
Investment yield, after-tax                       (0.5)         (0.3)            4.6%         4.2%       (0.4)

NET REALIZED CAPITAL GAIN/(LOSS)
Fixed Maturities                                    NM            NM            $ (74)       $ 220         NM
Equities                                         (100%)          91%               23          (25)        NM
Mortgage loans                                       -             -                -            -          -
Real estate                                          -             -                -            -          -
Policy loans                                         -             -                -            -          -
Other                                              (8%)           NM               13            7       (46%)
--------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)              NM            NM            $ (38)       $ 202         NM
--------------------------------------------------------------------------------------------------------------

Gross gains on sale                               162%          165%            $ 143        $ 292       104%
Gross losses on sale                               84%           88%              (71)         (67)        6%
Impairments                                        89%           55%             (119)         (32)       73%
Other net gain/(loss)[2]                           20%            NM                9            9         0%
--------------------------------------------------------------------------------------------------------------

TOTAL NET REALIZED CAPITAL GAIN/(LOSS)              NM            NM            $ (38)       $ 202         NM
--------------------------------------------------------------------------------------------------------------

[1]  Includes income on short-term bonds.
[2] Primarily consists of changes in fair value and hedge ineffectiveness on derivative instruments.

                               THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                             GENERAL ACCOUNT
                                     INVESTMENT EARNINGS BEFORE-TAX
                                                CORPORATE




                               2Q         3Q          4Q         1Q          2Q
                              2002       2002        2002       2003        2003
                            ---------  ----------  ---------  ----------  ---------
NET INVESTMENT INCOME
Fixed maturities [1]

Taxable                          $ -         $ 1        $ 1         $ -        $ 2
-------------------------------------------------------------------------------------

Total fixed Maturities             -           1          1           -          2

Other                              5           4          5           4          4
-------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME      $ 5         $ 5        $ 6         $ 4        $ 6
-------------------------------------------------------------------------------------

                               YEAR OVER                             SIX MONTHS ENDED
                                  YEAR        SEQUENTIAL                   JUNE 30,
                                QUARTER        QUARTER           -------------------------------------
                                 CHANGE         CHANGE             2002         2003        CHANGE
                              -------------  -------------       ----------  -----------  ------------
NET INVESTMENT INCOME
Fixed maturities [1]

Taxable                               NM             NM              $ -          $ 2            NM
------------------------------------------------------------------------------------------------------

Total fixed Maturities                NM             NM                -            2            NM

Other                               (20%)             -                9            8          (11%)
------------------------------------------------------------------------------------------------------

TOTAL NET INVESTMENT INCOME          20%            50%              $ 9         $ 10           11%
------------------------------------------------------------------------------------------------------

[1] Includes income on short-term bonds.

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                             COMPOSITION OF INVESTED ASSETS
                                 CONSOLIDATED - GENERAL AND GUARANTEED SEPARATE ACCOUNT

                                                            2Q                      3Q                      4Q
                                                           2002                    2002                    2002
                                                   ---------------------   ---------------------   ---------------------
                                                     AMOUNT    PERCENT       AMOUNT    PERCENT       AMOUNT    PERCENT
                                                   ---------- ----------   ---------- ----------   ---------- ----------

Fixed maturities, at fair value [1] [2]              $ 53,680     89.0%      $ 59,187     90.2%      $ 59,974     90.9%
Equity securities, at fair value                        1,200      2.0%         1,031      1.6%           962      1.4%
Policy loans, at outstanding balance                    3,204      5.3%         2,980      4.5%         2,934      4.4%
Real estate/Mortgage loans, at cost                       508      0.8%           554      0.8%           578      0.9%
Other investments                                       1,748      2.9%         1,878      2.9%         1,552      2.4%
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                    $ 60,340    100.0%      $ 65,630    100.0%      $ 66,000    100.0%
------------------------------------------------------------------------------------------------------------------------

Total general account investments                      49,332     81.8%        54,101     82.4%        54,530     82.6%
Total guaranteed separate account investments          11,008     18.2%        11,529     17.6%        11,470     17.4%
------------------------------------------------------------------------------------------------------------------------

HIMCO  managed third party accounts                     $ 931                 $ 1,139                 $ 1,312
------------------------------------------------------------------------------------------------------------------------

Corporate                                            $ 23,182     43.2%      $ 24,791     41.9%      $ 26,534     44.2%
CMO [1]                                                   983      1.8%         1,138      1.9%           952      1.6%
Municipal - tax-exempt                                 10,502     19.6%        10,952     18.5%        10,846     18.1%
Gov't/Gov't agencies - U.S.                               842      1.6%           659      1.1%           817      1.4%
ABS                                                     5,723     10.7%         5,937     10.0%         6,091     10.1%
Gov't/Gov't agencies - Foreign                          1,354      2.5%         1,664      2.8%         1,934      3.2%
MBS - agency                                            2,337      4.3%         2,825      4.8%         2,818      4.7%
Commercial MBS                                          6,291     11.7%         7,465     12.6%         7,561     12.6%
Municipal - taxable                                       163      0.3%           167      0.3%           166      0.3%
Redeemable preferred stock                                102      0.2%           103      0.2%           102      0.2%
Short-term [2]                                          2,201      4.1%         3,486      5.9%         2,153      3.6%
------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                               $ 53,680    100.0%      $ 59,187    100.0%      $ 59,974    100.0%
------------------------------------------------------------------------------------------------------------------------

Total general account fixed maturities                 42,984     80.1%        48,085     81.2%        48,889     81.5%
Total guaranteed separate account fixed maturities     10,696     19.9%        11,102     18.8%        11,085     18.5%
------------------------------------------------------------------------------------------------------------------------

AAA                                                  $ 12,325     23.0%      $ 13,962     23.6%      $ 14,358     24.0%
AA                                                      7,120     13.3%         7,628     12.9%         7,784     13.0%
A                                                      14,677     27.3%        15,519     26.2%        16,034     26.7%
BBB                                                    10,861     20.2%        11,493     19.4%        12,121     20.2%
Government [1]                                          3,897      7.3%         4,398      7.4%         4,397      7.3%
BB & below                                              2,599      4.8%         2,701      4.6%         3,127      5.2%
Short-term [2]                                          2,201      4.1%         3,486      5.9%         2,153      3.6%
------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                               $ 53,680    100.0%      $ 59,187    100.0%      $ 59,974    100.0%
------------------------------------------------------------------------------------------------------------------------


                                                              1Q                      2Q
                                                             2003                    2003
                                                     ---------------------   ---------------------
                                                       AMOUNT    PERCENT       AMOUNT    PERCENT
                                                     ---------- ----------   ---------- ----------

Fixed maturities, at fair value [1] [2]                $ 63,363     91.9%      $ 68,676     92.8%
Equity securities, at fair value                            661      1.0%           712      0.9%
Policy loans, at outstanding balance                      2,876      4.2%         2,889      3.9%
Real estate/Mortgage loans, at cost                         636      0.9%           732      1.0%
Other investments                                         1,376      2.0%         1,027      1.4%
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                      $ 68,912    100.0%      $ 74,036    100.0%
--------------------------------------------------------------------------------------------------

Total general account investments                        57,328     83.2%        62,190     84.0%
Total guaranteed separate account investments            11,584     16.8%        11,846     16.0%
--------------------------------------------------------------------------------------------------

HIMCO  managed third party accounts                     $ 1,521                 $ 1,774
--------------------------------------------------------------------------------------------------

Corporate                                              $ 28,298     44.7%      $ 30,844     44.9%
CMO [1]                                                   1,079      1.7%         1,091      1.6%
Municipal - tax-exempt                                   10,814     17.1%        10,592     15.4%
Gov't/Gov't agencies - U.S.                                 910      1.4%         1,433      2.1%
ABS                                                       5,985      9.4%         6,266      9.1%
Gov't/Gov't agencies - Foreign                            2,049      3.2%         2,174      3.2%
MBS - agency                                              2,426      3.8%         2,198      3.2%
Commercial MBS                                            8,469     13.4%         9,774     14.2%
Municipal - taxable                                         164      0.3%           414      0.6%
Redeemable preferred stock                                  103      0.2%           103      0.1%
Short-term [2]                                            3,066      4.8%         3,787      5.6%
--------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                 $ 63,363    100.0%      $ 68,676    100.0%
--------------------------------------------------------------------------------------------------

Total general account fixed maturities                   52,126     82.3%        57,137     83.2%
Total guaranteed separate account fixed maturities       11,237     17.7%        11,539     16.8%
--------------------------------------------------------------------------------------------------

AAA                                                    $ 14,999     23.7%      $ 16,140     23.6%
AA                                                        7,778     12.3%         7,710     11.2%
A                                                        16,690     26.3%        17,877     26.0%
BBB                                                      13,306     21.0%        14,991     21.8%
Government [1]                                            4,260      6.7%         4,614      6.7%
BB & below                                                3,264      5.2%         3,557      5.2%
Short-term [2]                                            3,066      4.8%         3,787      5.5%
--------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                 $ 63,363    100.0%      $ 68,676    100.0%
--------------------------------------------------------------------------------------------------

[1]  June 30, 2002 includes $2 reflected in Corporate.
[2] September 30, 2002 includes $647 reflected in Corporate. December 31, 2002 and March 31, 2003 include $66 reflected in Corporate. June 30, 2003 includes $257 reflected in Corporate.

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                COMPOSITION OF INVESTED ASSETS
                                        LIFE - GENERAL AND GUARANTEED SEPARATE ACCOUNT


                                                          2Q                        3Q                        4Q
                                                         2002                      2002                      2002
                                               ------------------------   -----------------------   -----------------------
                                                  AMOUNT     PERCENT        AMOUNT     PERCENT        AMOUNT     PERCENT
                                               ------------ -----------   ----------- -----------   ----------- -----------

Fixed maturities, at fair value                    $ 36,245      87.6%       $ 39,641      88.5%       $ 40,462      89.2%
Equity securities, at fair value                        462       1.1%            420       0.9%            503       1.1%
Policy loans, at outstanding balance                  3,204       7.7%          2,980       6.7%          2,934       6.5%
Real estate/Mortgage loans, at cost                     422       1.0%            441       1.0%            447       1.0%
Other investments                                     1,071       2.6%          1,299       2.9%          1,015       2.2%
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                  $ 41,404     100.0%       $ 44,781     100.0%       $ 45,361     100.0%
---------------------------------------------------------------------------------------------------------------------------

Total general account investments                    30,396      73.4%         33,252      74.3%         33,891      74.7%
Total guaranteed separate account investments        11,008      26.6%         11,529      25.7%         11,470      25.3%
---------------------------------------------------------------------------------------------------------------------------

Corporate                                          $ 18,649      51.4%       $ 19,978      50.4%       $ 21,075      52.1%
CMO                                                     846       2.3%          1,040       2.6%            903       2.2%
Municipal - tax-exempt                                1,843       5.1%          2,021       5.1%          2,000       4.9%
Gov't/Gov't agencies - U.S.                             772       2.1%            593       1.5%            693       1.7%
ABS                                                   5,023      13.9%          5,200      13.1%          5,360      13.3%
Gov't/Gov't agencies - Foreign                          681       1.9%            830       2.1%            846       2.1%
MBS - agency                                          1,842       5.1%          2,236       5.6%          2,296       5.7%
Commercial MBS                                        4,960      13.7%          5,828      14.7%          5,988      14.8%
Municipal - taxable                                     113       0.3%            115       0.3%            114       0.3%
Redeemable preferred stock                               33       0.1%             34       0.1%             34       0.1%
Short-term                                            1,483       4.1%          1,766       4.5%          1,153       2.8%
---------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                             $ 36,245     100.0%       $ 39,641     100.0%       $ 40,462     100.0%
---------------------------------------------------------------------------------------------------------------------------

Total general account fixed maturities               25,549      70.5%         28,539      72.0%         29,377      72.6%
Total guaranteed separate account fixed maturities   10,696      29.5%         11,102      28.0%         11,085      27.4%
---------------------------------------------------------------------------------------------------------------------------

AAA                                                 $ 5,664      15.6%        $ 6,736      17.0%        $ 6,960      17.2%
AA                                                    3,949      10.9%          4,196      10.6%          4,396      10.9%
A                                                    11,589      32.0%         12,262      30.9%         12,467      30.8%
BBB                                                   8,693      24.0%          9,205      23.2%          9,665      23.9%
Government                                            3,247       8.9%          3,685       9.3%          3,737       9.2%
BB & below                                            1,620       4.5%          1,791       4.5%          2,084       5.2%
Short-term                                            1,483       4.1%          1,766       4.5%          1,153       2.8%
---------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                             $ 36,245     100.0%       $ 39,641     100.0%       $ 40,462     100.0%
---------------------------------------------------------------------------------------------------------------------------


                                                             1Q                       2Q
                                                            2003                     2003
                                                  ------------------------  ------------------------
                                                     AMOUNT     PERCENT       AMOUNT      PERCENT
                                                  ------------ -----------  ------------ -----------

Fixed maturities, at fair value                       $ 42,913      90.1%      $ 45,599       90.8%
Equity securities, at fair value                           452       1.0%           493        1.0%
Policy loans, at outstanding balance                     2,876       6.0%         2,889        5.8%
Real estate/Mortgage loans, at cost                        486       1.0%           555        1.1%
Other investments                                          890       1.9%           648        1.3%
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                     $ 47,617     100.0%      $ 50,184      100.0%
----------------------------------------------------------------------------------------------------

Total general account investments                       36,033      75.7%        38,338       76.4%
Total guaranteed separate account investments           11,584      24.3%        11,846       23.6%
----------------------------------------------------------------------------------------------------

Corporate                                             $ 22,452      52.3%      $ 23,788       52.1%
CMO                                                      1,024       2.4%         1,057        2.3%
Municipal - tax-exempt                                   2,004       4.7%         2,051        4.5%
Gov't/Gov't agencies - U.S.                                733       1.7%           728        1.6%
ABS                                                      5,297      12.3%         5,471       12.0%
Gov't/Gov't agencies - Foreign                             881       2.0%           952        2.1%
MBS - agency                                             1,955       4.6%         1,686        3.7%
Commercial MBS                                           6,923      16.1%         7,553       16.6%
Municipal - taxable                                        110       0.3%           244        0.5%
Redeemable preferred stock                                  34       0.1%            34        0.1%
Short-term                                               1,500       3.5%         2,035        4.5%
----------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                $ 42,913     100.0%      $ 45,599      100.0%
----------------------------------------------------------------------------------------------------

Total general account fixed maturities                  31,676      73.8%        34,060       74.7%
Total guaranteed separate account fixed maturities      11,237      26.2%        11,539       25.3%
----------------------------------------------------------------------------------------------------

AAA                                                    $ 7,475      17.4%       $ 7,968       17.5%
AA                                                       4,487      10.5%         4,341        9.5%
A                                                       13,069      30.5%        13,693       30.0%
BBB                                                     10,608      24.7%        11,841       26.0%
Government                                               3,582       8.3%         3,376        7.4%
BB & below                                               2,192       5.1%         2,345        5.1%
Short-term                                               1,500       3.5%         2,035        4.5%
----------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                                $ 42,913     100.0%      $ 45,599      100.0%
----------------------------------------------------------------------------------------------------

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                COMPOSITION OF INVESTED ASSETS
                                            PROPERTY & CASUALTY - GENERAL ACCOUNT

                                                      2Q                          3Q                           4Q
                                                     2002                        2002                         2002
                                          -------------------------   --------------------------   -------------------------
                                             AMOUNT      PERCENT         AMOUNT       PERCENT         AMOUNT      PERCENT
                                          ------------ ------------   ------------- ------------   ------------- -----------

Fixed maturities, at fair value               $ 17,433       92.1%         $ 18,899       93.5%         $ 19,446      94.5%
Equity securities, at fair value                   738        3.9%              611        3.0%              459       2.2%
Policy loans, at outstanding balance                 -           -                -           -                -          -
Real estate/Mortgage loans, at cost                 86        0.4%              113        0.6%              131       0.7%
Other investments                                  677        3.6%              579        2.9%              537       2.6%
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                             $ 18,934      100.0%         $ 20,202      100.0%         $ 20,573     100.0%
----------------------------------------------------------------------------------------------------------------------------

Corporate                                      $ 4,533       26.0%          $ 4,813       25.5%          $ 5,459      28.0%
CMO                                                135        0.8%               98        0.5%               49       0.3%
Municipal - tax-exempt                           8,659       49.7%            8,931       47.2%            8,846      45.5%
Gov't/Gov't agencies - U.S.                         70        0.4%               66        0.3%              124       0.6%
ABS                                                700        4.0%              737        3.9%              731       3.8%
Gov't/Gov't agencies - Foreign                     673        3.9%              834        4.4%            1,088       5.6%
MBS - agency                                       495        2.8%              589        3.1%              522       2.7%
Commercial MBS                                   1,331        7.6%            1,637        8.7%            1,573       8.1%
Municipal - taxable                                 50        0.3%               52        0.3%               52       0.3%
Redeemable preferred stock                          69        0.4%               69        0.4%               68       0.3%
Short-term                                         718        4.1%            1,073        5.7%              934       4.8%
----------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                        $ 17,433      100.0%         $ 18,899      100.0%         $ 19,446     100.0%
----------------------------------------------------------------------------------------------------------------------------

AAA                                            $ 6,661       38.2%          $ 7,226       38.2%          $ 7,398      38.1%
AA                                               3,171       18.2%            3,432       18.2%            3,388      17.4%
A                                                3,088       17.7%            3,257       17.2%            3,567      18.3%
BBB                                              2,168       12.5%            2,288       12.1%            2,456      12.6%
Government                                         648        3.7%              713        3.8%              660       3.4%
BB & below                                         979        5.6%              910        4.8%            1,043       5.4%
Short-term                                         718        4.1%            1,073        5.7%              934       4.8%
----------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                        $ 17,433      100.0%         $ 18,899      100.0%         $ 19,446     100.0%
----------------------------------------------------------------------------------------------------------------------------


                                                        1Q                        2Q
                                                       2003                      2003
                                            ------------------------   ------------------------
                                               AMOUNT     PERCENT        AMOUNT      PERCENT
                                            ------------ -----------   ------------ -----------

Fixed maturities, at fair value                 $ 20,384      96.0%       $ 22,820       96.7%
Equity securities, at fair value                     209       1.0%            219        0.9%
Policy loans, at outstanding balance                   -          -              -           -
Real estate/Mortgage loans, at cost                  150       0.7%            177        0.8%
Other investments                                    486       2.3%            379        1.6%
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                $21,229     100.0%        $23,595      100.0%
-----------------------------------------------------------------------------------------------

Corporate                                        $ 5,846      28.6%        $ 7,056       31.0%
CMO                                                   55       0.3%             34        0.1%
Municipal - tax-exempt                             8,810      43.2%          8,541       37.4%
Gov't/Gov't agencies - U.S.                          177       0.9%            705        3.1%
ABS                                                  688       3.4%            795        3.5%
Gov't/Gov't agencies - Foreign                     1,168       5.7%          1,222        5.4%
MBS - agency                                         471       2.3%            512        2.2%
Commercial MBS                                     1,546       7.6%          2,221        9.7%
Municipal - taxable                                   54       0.3%            170        0.7%
Redeemable preferred stock                            69       0.3%             69        0.3%
Short-term                                         1,500       7.4%          1,495        6.6%
-----------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                           $20,384     100.0%        $22,820      100.0%
-----------------------------------------------------------------------------------------------

AAA                                              $ 7,524      36.9%        $ 8,172       35.8%
AA                                                 3,291      16.1%          3,369       14.8%
A                                                  3,621      17.8%          4,184       18.3%
BBB                                                2,698      13.2%          3,150       13.8%
Government                                           678       3.3%          1,238        5.4%
BB & below                                         1,072       5.3%          1,212        5.3%
Short-term                                         1,500       7.4%          1,495        6.6%
-----------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                           $20,384     100.0%        $22,820      100.0%
-----------------------------------------------------------------------------------------------

                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                        UNREALIZED LOSS AGING
                     CONSOLIDATED - GENERAL AND GUARANTEED SEPARATE ACCOUNT [1]




TOTAL SECURITIES
                                                                     JUNE 30, 2003
                                                  -----------------------------------------------
                                                        AMORTIZED                      UNREALIZED
                                                          COST         FAIR VALUE         LOSS
---------------------------------------------------------------------------------------------------
Three months or less                                    $ 4,672         $ 4,606          $ (66)
Greater than three months to six months                     479             454            (25)
Greater than six months to nine months                      617             575            (42)
Greater than nine months to twelve months                   394             371            (23)
Greater than twelve months                                2,516           2,299           (217)
---------------------------------------------------------------------------------------------------
TOTAL                                                   $ 8,678         $ 8,305         $ (373)
---------------------------------------------------------------------------------------------------



BIG [2] AND EQUITY SECURITIES
                                                                     JUNE 30, 2003
                                                  -----------------------------------------------
                                                        AMORTIZED                      UNREALIZED
                                                          COST         FAIR VALUE         LOSS
---------------------------------------------------------------------------------------------------
Three months or less                                      $ 334           $ 318          $ (16)
Greater than three months to six months                      86              75            (11)
Greater than six months to nine months                      108              91            (17)
Greater than nine months to twelve months                    12               5             (7)
Greater than twelve months                                  448             373            (75)
---------------------------------------------------------------------------------------------------
TOTAL                                                     $ 988           $ 862         $ (126)
---------------------------------------------------------------------------------------------------


TOTAL SECURITIES
                                                                      DECEMBER 31, 2002
                                                    -----------------------------------------------
                                                         AMORTIZED                       UNREALIZED
                                                             COST        FAIR VALUE          LOSS
---------------------------------------------------------------------------------------------------
Three months or less                                        $ 2,042        $ 1,949           $ (93)
Greater than three months to six months                       1,542          1,463             (79)
Greater than six months to nine months                          703            611             (92)
Greater than nine months to twelve months                     1,820          1,719            (101)
Greater than twelve months                                    2,351          2,103            (248)
---------------------------------------------------------------------------------------------------
TOTAL                                                       $ 8,458        $ 7,845          $ (613)
---------------------------------------------------------------------------------------------------



BIG [2] AND EQUITY SECURITIES
                                                                      DECEMBER 31, 2002
                                                    -----------------------------------------------
                                                         AMORTIZED                       UNREALIZED
                                                             COST        FAIR VALUE          LOSS
---------------------------------------------------------------------------------------------------
Three months or less                                          $ 274          $ 229           $ (45)
Greater than three months to six months                         308            267             (41)
Greater than six months to nine months                          266            213             (53)
Greater than nine months to twelve months                       576            515             (61)
Greater than twelve months                                      610            517             (93)
---------------------------------------------------------------------------------------------------
TOTAL                                                       $ 2,034        $ 1,741          $ (293)
---------------------------------------------------------------------------------------------------

[1] As of June 30, 2003, fixed maturities represented $360, or 97%, of the Company's total unrealized loss. There were no fixed maturities as of June 30, 2003 with a fair value less than 80% of the security's amortized cost basis for six continuous months other than certain asset-backed and commercial mortgage-backed securities. Other than temporary impairments for certain asset-backed and commercial mortgage-backed securities are recognized if the fair value of the security is less than its carrying amount and there has been a decrease in the present value of the expected cash flows since the last reporting period. There were no asset-backed or commercial mortgage-backed securities included in the tables above, as of June 30, 2003 and December 31, 2002, for which management's best estimate of future cash flows adversely changed during the reporting period. For a detailed discussion of the other than temporary impairment criteria see "Valuation of Investments and Derivative Instruments" included in the Critical Accounting Estimates section of the Management's Discussion & Analysis and in Note 1(g) of Notes to Consolidated Financial Statements, both of which are included in The Hartford's 2002 Form 10-K Annual Report.
[2]  Represents below investment grade ("BIG") securities

                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                        UNREALIZED LOSS AGING
                           LIFE - GENERAL AND GUARANTEED SEPARATE ACCOUNT



TOTAL SECURITIES
                                                                       JUNE 30, 2003
                                                    -----------------------------------------------
                                                         AMORTIZED                      UNREALIZED
                                                            COST        FAIR VALUE         LOSS
---------------------------------------------------------------------------------------------------
Three months or less                                      $ 2,465         $ 2,426          $ (39)
Greater than three months to six months                       418             399            (19)
Greater than six months to nine months                        538             501            (37)
Greater than nine months to twelve months                     370             348            (22)
Greater than twelve months                                  1,977           1,791           (186)
---------------------------------------------------------------------------------------------------
TOTAL                                                     $ 5,768         $ 5,465         $ (303)
---------------------------------------------------------------------------------------------------



BIG AND EQUITY SECURITIES
                                                                       JUNE 30, 2003
                                                    -----------------------------------------------
                                                         AMORTIZED                      UNREALIZED
                                                            COST        FAIR VALUE         LOSS
---------------------------------------------------------------------------------------------------
Three months or less                                        $ 195           $ 185          $ (10)
Greater than three months to six months                        60              53             (7)
Greater than six months to nine months                         83              67            (16)
Greater than nine months to twelve months                      12               5             (7)
Greater than twelve months                                    372             306            (66)
---------------------------------------------------------------------------------------------------
TOTAL                                                       $ 722           $ 616         $ (106)
---------------------------------------------------------------------------------------------------


TOTAL SECURITIES
                                                                        DECEMBER 31, 2002
                                                      ---------------------------------------------
                                                          AMORTIZED                      UNREALIZED
                                                              COST        FAIR VALUE        LOSS
---------------------------------------------------------------------------------------------------
Three months or less                                        $ 1,532         $ 1,459          $ (73)
Greater than three months to six months                       1,294           1,239            (55)
Greater than six months to nine months                          568             508            (60)
Greater than nine months to twelve months                     1,334           1,264            (70)
Greater than twelve months                                    2,135           1,927           (208)
---------------------------------------------------------------------------------------------------
TOTAL                                                       $ 6,863         $ 6,397         $ (466)
---------------------------------------------------------------------------------------------------



BIG AND EQUITY SECURITIES
                                                                        DECEMBER 31, 2002
                                                      ---------------------------------------------
                                                          AMORTIZED                      UNREALIZED
                                                              COST        FAIR VALUE        LOSS
---------------------------------------------------------------------------------------------------
Three months or less                                          $ 162           $ 130          $ (32)
Greater than three months to six months                         208             185            (23)
Greater than six months to nine months                          175             145            (30)
Greater than nine months to twelve months                       330             293            (37)
Greater than twelve months                                      501             431            (70)
---------------------------------------------------------------------------------------------------
TOTAL                                                       $ 1,376         $ 1,184         $ (192)
---------------------------------------------------------------------------------------------------

                              THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                         UNREALIZED LOSS AGING
                                 PROPERTY & CASUALTY - GENERAL ACCOUNT



TOTAL SECURITIES
                                                                       JUNE 30, 2003
                                                  -----------------------------------------------
                                                        AMORTIZED                      UNREALIZED
                                                           COST          FAIR VALUE        LOSS
------------------------------------------------------------------------------------------------------
Three months or less                                      $ 2,207         $ 2,180          $ (27)
Greater than three months to six months                        61              55             (6)
Greater than six months to nine months                         79              74             (5)
Greater than nine months to twelve months                      24              23             (1)
Greater than twelve months                                    539             508            (31)
------------------------------------------------------------------------------------------------------
TOTAL                                                     $ 2,910         $ 2,840          $ (70)
------------------------------------------------------------------------------------------------------



BIG AND EQUITY SECURITIES
                                                                       JUNE 30, 2003
                                                  -----------------------------------------------
                                                        AMORTIZED                      UNREALIZED
                                                           COST          FAIR VALUE        LOSS
------------------------------------------------------------------------------------------------------
Three months or less                                        $ 139           $ 133           $ (6)
Greater than three months to six months                        26              22             (4)
Greater than six months to nine months                         25              24             (1)
Greater than nine months to twelve months                       -               -              -
Greater than twelve months                                     76              67             (9)
------------------------------------------------------------------------------------------------------
TOTAL                                                       $ 266           $ 246          $ (20)
------------------------------------------------------------------------------------------------------


TOTAL SECURITIES
                                                                            DECEMBER 31, 2002
                                                       -----------------------------------------------
                                                              AMORTIZED                    UNREALIZED
                                                                 COST         FAIR VALUE       LOSS
------------------------------------------------------------------------------------------------------
Three months or less                                             $ 510           $ 490          $ (20)
Greater than three months to six months                            248             224            (24)
Greater than six months to nine months                             135             103            (32)
Greater than nine months to twelve months                          486             455            (31)
Greater than twelve months                                         216             176            (40)
------------------------------------------------------------------------------------------------------
TOTAL                                                          $ 1,595         $ 1,448         $ (147)
------------------------------------------------------------------------------------------------------



BIG AND EQUITY SECURITIES
                                                                            DECEMBER 31, 2002
                                                       -----------------------------------------------
                                                              AMORTIZED                    UNREALIZED
                                                                 COST         FAIR VALUE       LOSS
------------------------------------------------------------------------------------------------------
Three months or less                                             $ 112            $ 99          $ (13)
Greater than three months to six months                            100              82            (18)
Greater than six months to nine months                              91              68            (23)
Greater than nine months to twelve months                          246             222            (24)
Greater than twelve months                                         109              86            (23)
------------------------------------------------------------------------------------------------------
TOTAL                                                            $ 658           $ 557         $ (101)
------------------------------------------------------------------------------------------------------

           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
             GENERAL AND GUARANTEED SEPARATE ACCOUNT
                    INVESTED ASSET EXPOSURES
                       AS OF JUNE 30, 2003


TOP TEN CORPORATE FIXED MATURITY EXPOSURES BY SECTOR

                                              LIFE
                                    ------------------------
                                                  Percent of
                                                    Total
                                                  Invested
                                      Fair Value   Assets
                                    ------------------------

Financial services                      $ 5,883      11.7%
Technology and Communications             3,836       7.6%
Basic industry                            2,913       5.8%
Consumer non cyclical                     3,000       6.0%
Utilities                                 2,127       4.2%
Consumer cyclical                         1,910       3.8%
Energy                                    1,644       3.3%
Capital goods                             1,251       2.5%
Transportation                              661       1.3%
Other                                       563       1.2%
-----------------------------------------------------------

TOTAL                                   $23,788      47.4%
-----------------------------------------------------------


TOP TEN EXPOSURES BY ISSUER [1]
                                              LIFE
                                    ------------------------
                                                  Percent of
                                                    Total
                                                  Invested
                                      Fair Value   Assets
                                    ------------------------


Capital One Master Trust                  $ 211       0.4%
Ford Motor Company                          196       0.4%
British Telecommunications PLC              190       0.4%
ConocoPhillips                              187       0.4%
American Express Credit Account Master      185       0.4%
DaimlerChrysler AG                          181       0.4%
Citibank Credit Card Issuance Trust         176       0.4%
Credit Suisse Group                         173       0.3%
General Motors Corporation                  170       0.3%
Comcast Corporation                         170       0.3%
-----------------------------------------------------------

TOTAL                                   $ 1,839       3.7%
-----------------------------------------------------------
[1]  Excludes U.S. government and government agency backed securities.


TOP TEN CORPORATE FIXED MATURITY EXPOSURES BY SECTOR

                                           P&C
                                  ------------------------
                                                Percent of
                                                  Total
                                                Invested
                                    Fair Value   Assets
                                  ------------------------

Financial services                    $ 2,023      8.6%
Technology and Communications           1,121      4.8%
Basic industry                            974      4.1%
Consumer non cyclical                     656      2.8%
Utilities                                 703      3.0%
Consumer cyclical                         522      2.2%
Energy                                    472      2.0%
Capital goods                             361      1.5%
Transportation                            139      0.6%
Other                                      85      0.3%
--------------------------------------------------------

TOTAL                                 $ 7,056     29.9%
--------------------------------------------------------


TOP TEN EXPOSURES BY ISSUER [1]


                                           P&C
                                  ------------------------
                                                Percent of
                                                  Total
                                                Invested
                                    Fair Value   Assets
                                  ------------------------


State of California                     $ 262      1.1%
State of Illinois                         198      0.8%
State of Massachusetts                    182      0.8%
New York City, NY                         181      0.8%
United Kingdom, Sovereign                 170      0.7%
France, Sovereign                         131      0.6%
State of Pennsylvania                     130      0.6%
State of New York                         123      0.5%
New Jersey Transportation Trust Fund, NJ  121      0.5%
JP Morgan Chase & Co.                     115      0.4%
--------------------------------------------------------

TOTAL                                 $ 1,613      6.8%
--------------------------------------------------------
[1]  Excludes U.S. government and government agency backed securities.


TOP TEN CORPORATE FIXED MATURITY EXPOSURES BY SECTOR

                                      CONSOLIDATED
                               ------------------------
                                             Percent of
                                                Total
                                              Invested
                                  Fair Value   Assets
                               ------------------------

Financial services                   $ 7,906     10.7%
Technology and Communications          4,957      6.7%
Basic industry                         3,887      5.3%
Consumer non cyclical                  3,656      4.9%
Utilities                              2,830      3.8%
Consumer cyclical                      2,432      3.3%
Energy                                 2,116      2.9%
Capital goods                          1,612      2.2%
Transportation                           800      1.1%
Other                                    648      0.8%
-------------------------------------------------------

TOTAL                               $ 30,844     41.7%
-------------------------------------------------------


TOP TEN EXPOSURES BY ISSUER [1]

                                        CONSOLIDATED
                               ------------------------
                                             Percent of
                                                Total
                                              Invested
                                  Fair Value   Assets
                               ------------------------


State of California                    $ 356      0.5%
Ford Motor Company                       278      0.4%
State of Illinois                        266      0.4%
General Motors Corporation               262      0.4%
Capital One Master Trust                 245      0.3%
State of Massachusetts                   244      0.3%
Comcast Corporation                      236      0.3%
DaimlerChrysler AG                       230      0.3%
France Telecom                           225      0.3%
Germany Bundes Obligation                214      0.3%
-------------------------------------------------------

TOTAL                                $ 2,556      3.5%
-------------------------------------------------------
[1]  Excludes U.S. government and government agency backed securities.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                             INDEX OF SELECTED ITEMS



TOPIC                                                         PAGE(S)
------------------------------------------------              --------------

A&E Gross and Net Paid and Incurred Losses                    PC-18
Acc. Other Comprehensive Income, Net of Tax Detail            C-7
Adjusted Statutory Surplus - Hartford Fire Pool               PC-1
Aging of Unrealized Losses                                    I-8-10
Allowance for Uncollectible Insurance - P&C                   PC-21
Assets Under Management - Consolidated, Life                  C-1, L-1, 3, 11
Book Value                                                    C-1
Catastrophe Ratio                                             PC-1
Claims and Claim Adjustment Expenses Incurred - A&E           PC-18
Claims and Claim Adjustment Expenses Paid - A&E               PC-18
Combined Ratio - GAAP - All P&C Segments                      PC-3-5, 7, 9, 11
DAC Capitalization and Amortization - Life                    L-1, L-5
Debt Ratios                                                   C-1, C-6
Effective Tax Rates - Life, P&C                               L-2, PC-2, 22
Embedded Value of Variable Annuity In-Force                   L-14
Fixed Maturity Ratings Categories                             I-5-7
Gross Loss & LAE Reserves - P&C                               PC-19-20
Gross Realized Gains/Losses on Sales                          I-1-3
Impairments                                                   I-1-3
Investment Yields                                             C-1, I-1-3
Issuer Exposures                                              I-11
Japan Sales and Account Values                                L-3
Life Insurance in Force                                       L-16
Loss and Loss Expense Incurred Ratio                          PC-3-5, 7, 9, 11
Loss and Loss Expense Paid Ratio                              PC-19-20



TOPIC                                                         PAGE(S)
---------------------------------------------------           --------------

Loss Ratio - Group Benefits                                   L-19
Maximum Anniversary Value                                     L-14
Minimum Pension Liability                                     C-7
Net Amount at Risk - GMDB                                     L-14
Net Loss & LAE Reserves - P&C                                 PC-19-20
New Business Percentage to Net Written Premium                PC-13
Premium Retention - P&C                                       PC-13
Premium to Adjusted Surplus Ratio - Hartford Fire Pool        PC-1
Prior Accident Year Development                               PC-19-20
Ratchet - GMDB                                                L-14
Ratings Information - HIG                                     INSIDE COVER
RBC - (NAIC - Life, P&C)                                      L-4, PC-23
Reinsurance Recoverables Exposure By Category - Life, P&C     L-6, PC-21
Reset - GMDB                                                  L-14
Return of Premium/Other - GMDB                                L-14
Return on Equity - Consolidated, Life, P&C                    C-1, L-1, PC-1
Sales - Life                                                  L-10, 16, 19
Sector Exposures                                              I-11
Statutory Income and Surplus - Life, P&C                      L-1, PC-1
Statutory Reserve Credit and Amounts Recoverable - Life       L-6
Statutory to GAAP Adjustments - Life, P&C                     L-7, PC-14
Surrenders - Life Account Values                              L-12-13, 17
Survival Ratio                                                PC-17
Weighted Average Shares                                       C-1
Written P&C Pricing                                           PC-13